                        Securities Act File No. 333-92415
                    Investment Company Act File No. 811-9721

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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON D.C., 20549

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                                    FORM N-1A
                        REGISTRATION STATEMENT UNDER THE
                           SECURITIES ACT OF 1933 [X]
                         Pre-Effective Amendment No. [_]
                       Post-Effective Amendment No. 16 [X]
                                       And
       REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 [X]
                              Amendment No. 19 [X]

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                               FIXED INCOME SHARES
               (Exact Name of Registrant as Specified in Charter)

                C/O Allianz Global Investors Fund Management LLC
                           1345 Avenue of the Americas
                               New York, NY 10105
                    (Address of Principal Executive Officer)

       Registrant's Telephone Number, including Area Code: (212) 739-3369

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                                    Copy to:

   Thomas J. Fuccillo., Esq.                      David M. Sullivan, Esq.
   c/o Allianz Global Investors                   Ropes & Gray LLP
   1345 Avenue of the Americas                    One International Place
   New York, NY  10105                            Boston, Massachusetts 02110
   (Name and Address of Agent for Service)

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It is proposed that this filing will become effective:

[_]  Immediately upon filing pursuant to paragraph (b),
[_]  On ______________ pursuant to paragraph (b),
[_]  60 days after filing pursuant to paragraph (a) (1),
[_]  On ______________ pursuant to paragraph (a) (1),
[X]  75 days after filing pursuant to paragraph (a) (2),
[_]  On ______________ pursuant to paragraph (a) (2), of Rule 485

If appropriate, check the following box:

[ ]  This post-effective amendment designates a new effective date for a previously filed Post-Effective Amendment

     This post-effective amendment relates solely to Fixed Income SHares: Series
H (the "FISH: Series H"), a new series of Fixed Income SHares (the "Trust"). No information relating to any other series or shares of the Trust is amended or superseded hereby. This post-effective amendment is being filed to register shares of FISH: Series H.

                                                                      Prospectus

                                                                    [____], 2007

Fixed Income SHares (FISH)

FISH: Series H                   About Fixed Income SHares (FISH):

                                 Developed by Pacific Investment Management
                                 Company ("PIMCO") exclusively for use within
                                 separately managed accounts, FISH represent
                                 shares of specialized bond portfolios. They are
                                 used in combination with selected individual
                                 securities to effectively model institutional-
                                 level investment strategies. FISH can permit
                                 greater diversification than smaller managed
                                 accounts might otherwise achieve.

                                 PIMCO uses these specialized bond portfolios
                                 within the PIMCO Total Return, PIMCO Real
                                 Return and PIMCO High Yield Municipal Strategy
                                 managed account portfolios.

                                 FISH: Series H invests principally in high
                                 yield municipal debt securities within the
                                 PIMCO High Yield Municipal Strategy managed
                                 account portfolio.

FISH: Series H                   FIXED INCOME SHARES ("FISH") PROSPECTUS
(the "Portfolio")

                                 This Prospectus explains what you should know
                                 about the Portfolio before you invest. Please
                                 read it carefully.

                                 The Securities and Exchange Commission has not
                                 approved or disapproved these securities, or
                                 determined if this Prospectus is truthful or
                                 complete. Any representation to the contrary is
                                 a criminal offense.

                                 RISK/RETURN SUMMARY

                                 The following summary identifies the investment
                                 objective, principal investments and
                                 strategies, principal risks, and fees and
                                 expenses of the Portfolio. A more detailed
                                 "Summary of Principal Risks" describing
                                 principal risks of investing in the Portfolio
                                 begins on p. [_]. Investors should be aware
                                 that the investments made by the Portfolio and
                                 the results achieved by the Portfolio are not
                                 expected to be the same as those made by other
                                 mutual funds managed by the Portfolio's
                                 investment adviser, Allianz Global Investors
                                 Fund Management LLC (the "Manager") or, the
                                 Portfolio's sub-adviser, PIMCO, including
                                 mutual funds with investment objectives and
                                 policies similar to those of the Portfolio.

                                 IT IS POSSIBLE TO LOSE MONEY ON INVESTMENTS IN
                                 THE PORTFOLIO. An investment in the Portfolio
                                 is not a deposit of a bank and is not
                                 guaranteed or insured by the Federal Deposit
                                 Insurance Corporation or any other government
                                 agency.

PRINCIPAL                        INVESTMENT OBJECTIVE              CREDIT QUALITY              DIVIDEND FREQUENCY
INVESTMENTS AND                  Seeks high current income         No limitations              Declared daily and distributed
STRATEGIES                       exempt from federal income tax.                               monthly
                                 Total return is a secondary                                   (Dividends are paid in cash)
                                 objective.

                                 PORTFOLIO FOCUS                   AVERAGE PORTFOLIO DURATION
                                 High yield                        Varies
                                 municipal securities

                                 FISH: Series H seeks to achieve its investment
                                 objective by investing under normal
                                 circumstances at least 80% of its net assets
                                 (plus the amount of any borrowing for
                                 investment purposes) in debt securities whose
                                 interest is, in the opinion of bond counsel for
                                 the issuer at the time of issuance, exempt from
                                 federal tax (not including the federal
                                 alternative minimum tax) ("Municipal Bonds").
                                 Municipal Bonds generally are issued by or on
                                 behalf of states and local governments and
                                 their agencies, authorities and other
                                 instrumentalities.

                                      The Portfolio intends to invest
                                 substantially all of its assets in high yield
                                 municipal bonds and "private activity" bonds
                                 that are rated (at the time of purchase) below
                                 investment grade by Moody's or S&P, or, if
                                 unrated, determined by PIMCO to be of
                                 comparable quality (commonly known as "junk
                                 bonds"). The Portfolio may also invest without
                                 limitation in higher-rated municipal bonds and
                                 other securities. The Portfolio may invest
                                 without limitation in "private activity" bonds
                                 whose interest is a tax-preference item for
                                 purposes of the federal alternative minimum tax
                                 ("AMT"). For shareholders subject to the AMT,
                                 distributions derived from "private activity"
                                 bonds must be included in their AMT
                                 calculations, and as such a portion of the
                                 Portfolio's distribution may be subject to
                                 federal income tax. The Portfolio may invest
                                 more than 25% of its total assets in bonds of
                                 issuers in California and New York. To the
                                 extent that the Portfolio concentrates its
                                 investments in California or New York, it will
                                 be subject to California or New York State
                                 Specific Risk. The average portfolio duration
                                 of the Portfolio is expected to vary and may
                                 range anywhere from relatively short (e.g. less
                                 than three years) to relatively long (e.g. more
                                 than 11 years) based on PIMCO's forecast for
                                 interest rates. Duration is a measure of the
                                 expected life of a fixed-income security that
                                 is used to determine the sensitivity of a
                                 security's price to changes in interest rates.
                                 The longer a security's duration, the more
                                 sensitive it will be to changes in interest
                                 rates. The portfolio manager focuses on
                                 Municipal Bonds with the potential to offer
                                 high current income, typically looking for
                                 Municipal Bonds that can provide consistently
                                 attractive current yields or that are trading
                                 at competitive market prices. The total return
                                 sought by the Portfolio consists of both income
                                 earned on its investments and capital
                                 appreciation, if any, generally arising from
                                 decreases in interest rates or improving credit
                                 fundamentals for a particular state,
                                 municipality or issuer. The Portfolio is
                                 non-diversified, which means that it may
                                 concentrate its assets in a smaller number of
                                 issuers than a diversified fund.

                                 The Portfolio may invest in other types of
                                 Fixed Income instruments. The term "Fixed
                                 Income Instruments" as used generally in this
                                 prospectus includes, in addition to municipal
                                 bonds, the following types of investments:

                                      o    securities issued or guaranteed by
                                           the U.S. Government, its agencies or
                                           government-sponsored enterprises
                                           ("U.S. Government Securities");

                                      o    corporate debt securities of U.S.
                                           issuers, including convertible
                                           securities and corporate commercial
                                           paper;

                                      o    mortgage-backed and other
                                           asset-backed securities;

                                      o    inflation-indexed bonds issued both
                                           by governments and corporations;

                                      o    structured notes, including hybrid or
                                           "indexed" securities and event-linked
                                           bonds;

                                      o    loan participations and assignments;

                                      o    delayed funding loans and revolving
                                           credit facilities;

                                      o    bank certificates of deposit, fixed
                                           time deposits and bankers'
                                           acceptances; and

                                      o    repurchase agreements and reverse
                                           repurchase agreements.

                                 The Portfolio may also invest in derivative
                                 instruments, such as options, futures contracts
                                 or swap agreements, and invest in mortgage- or
                                 asset-backed securities. In addition, the
                                 Portfolio may also invest in securities issued
                                 by entities, such as trusts, whose underlying
                                 assets are municipal bonds, including, without
                                 limitation, residual interest bonds. The
                                 Portfolio may, without limitation, seek to
                                 obtain market exposure to the securities in
                                 which it primarily invests by entering into a
                                 series of purchase and sale contracts or by
                                 using other investment techniques (such as buy
                                 backs or dollar rolls).

                                 The Portfolio will not change its policy to
                                 invest at least 80% of its net assets (plus the
                                 amount of any borrowings for investment
                                 purposes) in fixed income instruments unless
                                 the Portfolio provides shareholders with the
                                 notice required by Rule 35d-1 under the
                                 Investment Company Act of 1940 (the "1940
                                 Act"), as it may be amended or interpreted by
                                 the Securities and Exchange Commission (the
                                 "SEC") from time to time.

Principal Risks                  Among the principal risks of investing in the
                                 Portfolio, which could adversely affect its net
                                 asset value, yield and total return, are:

                                      o    Interest Rate Risk
                                      o    Credit Risk
                                      o    Market Risk
                                      o    Derivatives Risk
                                      o    Liquidity Risk
                                      o    Management Risk
                                      o    Mortgage Risk
                                      o    Issuer Non-Diversification Risk
                                      o    Leveraging Risk
                                      o    Issuer Risk
                                      o    High Yield Risk
                                      o    California State-Specific Risk
                                      o    New York State-Specific Risk
                                      o    Municipal Bond Market Risk

                                 Please see "Summary of Principal Risks" for a
                                 description of these and other risks of
                                 investing in the Portfolio.

Performance Information          Because the Portfolio has not commenced
                                 operations as of the date of this prospectus,
                                 no performance information is available.

Fees and Expenses of the         These tables describe the fees and expenses you
Portfolio                        may pay if you buy and hold shares of the
                                 Portfolio:(1)

           SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                                  Maximum Sales Charge (Load) Imposed          Maximum Contingent Deferred Sales
                                                    on Purchases (as a percentage              Charge (Load) (as a percentage of
                                                           of offering price)                       original purchase price)
                                                  -----------------------------------          ---------------------------------

                                 FISH: Series H                   0%                                           0%

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(1)  The tables show net expenses of the Portfolio as 0%, reflecting the fact that the Manager or its affiliates are absorbing all expenses of operating the Portfolio, and the Manager and PIMCO do not charge any fees to the
     Portfolio (which may be viewed as an effective waiver). You should be aware, however, that the Portfolio is an integral part of "wrap-fee"
     programs, including those sponsored by investment advisers and broker-dealers unaffiliated with the Portfolio, the Manager or PIMCO.
     Participants in these programs pay a "wrap" fee to the sponsor of the program. You should read carefully the wrap-fee brochure provided to you by the sponsor or your investment adviser. The brochure is required to include information about the fees charged to you by the sponsor and the fees paid by the sponsor to PIMCO and its affiliates. You pay no additional fees or expenses to purchase shares of the Portfolio.

                                 ANNUAL PORTFOLIO OPERATING EXPENSES (EXPENSES
                                 THAT ARE DEDUCTED FROM PORTFOLIO ASSETS)

                                                                                       Total Annual
                                                            Distribution                 Portfolio       Fee Waiver
                                                           and/or Service     Other      Operating         Expense          Net
                                   FISH:   Advisory Fees*   (12b-1) Fees   Expenses**    Expenses    Reimbursements ***  Expenses
                                 --------  --------------  --------------  ----------  ------------  ------------------  --------

                                 SERIES H       [_]%             0%          [_]%          [_]%             [_]%            0%

                                 * The amount under "Advisory Fees" reflects the
                                 approximate portion of the "wrap fee"
                                 attributable to the management of the Portfolio
                                 (not the management of the entire "wrap-fee"
                                 program), and the amount under "Other Expenses"
                                 reflects the approximate amount of operating
                                 expenses of the Portfolio which are paid for by
                                 the Manager or its affiliates. See Note 1
                                 below.

                                 ** Other Expenses, which are based upon an
                                 estimated amount for the Portfolio's intial
                                 fiscal year ending October 31, 2007, reflect
                                 [_]% in [_] fees and [_]% in organizational
                                 expenses.

                                 *** The Manager has agreed irrevocably to waive
                                 all fees and pay or reimburse all expenses of
                                 the Portfolio, except extraordinary expenses.

                                 Examples: The Examples are intended to help you
                                 compare the cost of investing in shares of the
                                 Portfolio with the costs of investing in other
                                 mutual funds. The Examples assume that you
                                 invest $10,000 in the shares of the Portfolio
                                 for the time periods indicated and then redeem
                                 all your shares at the end of those periods.
                                 The Examples also assume that your investment
                                 has a 5% return each year, the reinvestment of
                                 all dividends and distributions, and that the
                                 Portfolio's operating examples remain the same.
                                 Although your actual costs may be higher or
                                 lower, the Examples show what your costs would
                                 be based on these assumptions.

                                 EXAMPLE: With or without redemption at the end
                                 of each period

                                                           YEAR 1         YEAR 3
                                                           ------         ------
                                 FISH: Series H              $0             $0

SUMMARY OF PRINCIPAL RISKS       The value of your investment in the Portfolio
                                 changes with the values of the Portfolio's
                                 investments. Many factors can affect those
                                 values. The factors that are most likely to
                                 have a material effect on the Portfolio's
                                 portfolio as a whole are called "principal
                                 risks." The principal risks of the Portfolio
                                 are identified in the Portfolio Summary and are
                                 summarized in this section. The Portfolio may
                                 be subject to additional principal risks and
                                 risks other than those described below because
                                 the types of investments made by the Portfolio
                                 can change over time. Securities and investment
                                 techniques that appear in bold type are
                                 described in greater detail under
                                 "Characteristics and Risks of Securities and
                                 Investment Techniques." That section and
                                 "Investment Objectives and Policies" in the
                                 Statement of Additional Information also
                                 include more information about the Portfolio,
                                 its investments and the related risks. There is
                                 no guarantee that the Portfolio will be able to
                                 achieve its investment objective. It is
                                 possible to lose money by investing in the
                                 Portfolios.

Interest Rate Risk               As interest rates rise, the value of fixed
                                 income securities held by the Portfolio are
                                 likely to decrease. Securities with longer
                                 durations tend to be more sensitive to changes
                                 in interest rates, usually making them more
                                 volatile than securities with shorter
                                 durations. Some investments give the issuer the
                                 option to call, or redeem, these investments
                                 before their maturity date. If an issuer
                                 "calls" its security during a time of declining

                                 interest rates, the Portfolio might have to
                                 reinvest the proceeds in an investment offering
                                 a lower yield, and therefore might not benefit
                                 from any increase in value as a result of
                                 declining interest rates.

Credit Risk                      The Portfolio could lose money if the issuer or
                                 guarantor of a fixed income security, or the
                                 counterparty to a derivatives contract,
                                 repurchase agreement or loan of portfolio
                                 securities, is unable or unwilling to make
                                 timely principal and/or interest payments, or
                                 to otherwise honor its obligations. Securities
                                 are subject to varying degrees of credit risk,
                                 which are often reflected in credit ratings.

High Yield Risk                  The Portfolio, through its investments in high
                                 yield securities and unrated securities of
                                 similar credit quality (commonly known as "junk
                                 bonds"), may be subject to greater levels of
                                 interest rate, credit and liquidity risk than
                                 portfolios that do not invest in such
                                 securities. High yield securities are
                                 considered predominantly speculative with
                                 respect to the issuer's continuing ability to
                                 make principal and interest payments. An
                                 economic downturn or period of rising interest
                                 rates could adversely affect the market for
                                 high yield securities and reduce the
                                 Portfolio's ability to sell its high yield
                                 securities (liquidity risk). If the issuer of a
                                 security is in default with respect to interest
                                 payments or principal payments, the Portfolio
                                 may lose its entire investment.

Market Risk                      The market price of securities owned by the
                                 Portfolio may go up or down, sometimes rapidly
                                 or unpredictably. Securities may decline in
                                 value due to factors affecting securities
                                 markets generally or particular industries
                                 represented in the securities markets. The
                                 value of a security may decline due to general
                                 market conditions which are not specifically
                                 related to a particular company, such as real
                                 or perceived adverse economic conditions,
                                 changes in the general outlook for corporate
                                 earnings, changes in interest or currency rates
                                 or adverse investor sentiment generally. They
                                 may also decline due to factors which affect a
                                 particular industry or industries, such as
                                 labor shortages or increased production costs
                                 and competitive conditions within an industry.
                                 Equity securities generally have greater price
                                 volatility than fixed income securities.

Issuer Risk                      The value of a security may decline for a
                                 number of reasons which directly relate to the
                                 issuer, such as management performance,
                                 financial leverage and reduced demand for the
                                 issuer's goods or services.

Liquidity Risk                   Liquidity risk exists when particular
                                 investments are difficult to purchase or sell.
                                 The Portfolio's investments in illiquid
                                 securities may reduce the return of the
                                 Portfolio because it may be unable to sell such
                                 illiquid securities at an advantageous time or
                                 price. Investments in foreign securities,
                                 derivatives or securities with substantial
                                 market and/or credit risk, tend to have the
                                 greatest exposure to liquidity risk.

Derivatives Risk                 The Portfolio may invest without limit in
                                 derivatives, which are financial contracts
                                 whose value depends on, or is derived from, the
                                 value of an underlying asset, reference rate or
                                 index. The various derivative instruments that
                                 the Portfolio may use are referenced under
                                 "Characteristics and Risks of Securities and
                                 Investment Techniques--Derivatives" in this
                                 Prospectus and described in more detail under
                                 "Investment Objectives and Policies" in the
                                 Statement of Additional Information. The
                                 Portfolio typically use derivatives as a
                                 substitute for taking a position in the
                                 underlying asset and/or as part of a strategy
                                 designed to reduce exposure to other risks,
                                 such as interest rate or currency risk. The
                                 Portfolio may also use derivatives for
                                 leverage, in which case their use would involve
                                 leveraging risk. The Portfolio's use of
                                 derivative instruments involves risks different
                                 from, or possibly greater than, the risks
                                 associated with investing directly in
                                 securities and other traditional investments.
                                 Derivatives are subject to a number of risks

                                 described elsewhere in this section, such as
                                 liquidity risk, interest rate risk, market
                                 risk, credit risk and management risk. They
                                 also involve the risk of mispricing or improper
                                 valuation, the risk of ambiguous documentation
                                 and the risk that changes in the value of the
                                 derivative may not correlate perfectly with the
                                 underlying asset, rate or index. When investing
                                 in a derivative instrument, the Portfolio could
                                 lose more than the principal amount invested.
                                 Also, suitable derivative transactions may not
                                 be available in all circumstances and there can
                                 be no assurance that the Portfolio will engage
                                 in these transactions to reduce exposure to
                                 other risks when that would be beneficial. In
                                 addition, the Portfolio's use of derivatives
                                 may increase the taxes payable by shareholders.

Mortgage Risk                    Because the Portfolio may purchase
                                 mortgage-related securities, it is subject to
                                 certain additional risks. Rising interest rates
                                 tend to extend the duration of mortgage-related
                                 securities, making them more sensitive to
                                 changes in interest rates. As a result, when
                                 holding mortgage-related securities in a period
                                 of rising interest rates, the Portfolio may
                                 exhibit additional volatility. This is known as
                                 extension risk. In addition, mortgage-related
                                 securities are subject to prepayment risk. When
                                 interest rates decline, borrowers may pay off
                                 their mortgages sooner than expected. This can
                                 reduce the returns of the Portfolio because it
                                 will have to reinvest that money at the lower
                                 prevailing interest rates.

Issuer Non- Diversification      Focusing investments in a small number of
Risk                             issuers increases risk. Each Portfolio is
                                 "non-diversified," which means that it may
                                 invest a greater percentage of its assets in
                                 the securities of a single issuer than
                                 portfolios that are "diversified." Portfolios
                                 that invest in a relatively small number of
                                 issuers are more susceptible to risks
                                 associated with a single economic, political or
                                 regulatory occurrence than a more diversified
                                 portfolio might be. Some of those issuers also
                                 may present substantial credit or other risks.

Leveraging Risk                  The Portfolio may engage in transactions that
                                 give rise to a form of leverage. Such
                                 transactions may include, among others, reverse
                                 repurchase agreements, loans of portfolio
                                 securities, and the use of when-issued, delayed
                                 delivery or forward commitment transactions.
                                 The use of derivatives may also create
                                 leveraging risk. To mitigate leveraging risk,
                                 PIMCO will segregate liquid assets or otherwise
                                 cover the transactions that may give rise to
                                 such risk. The use of leverage may cause the
                                 Portfolio to liquidate portfolio positions when
                                 it may not be advantageous to do so to satisfy
                                 its obligations or to meet segregation
                                 requirements. Leverage, including borrowing,
                                 will cause the Portfolio to be more volatile
                                 than if the Portfolio had not been leveraged.
                                 This is because leverage tends to exaggerate
                                 the effect of any increase or decrease in the
                                 value of securities held by the Portfolio.

Management Risk                  The Portfolio is subject to management risk
                                 because it is an actively managed investment
                                 portfolio. PIMCO and the portfolio management
                                 team will apply investment techniques and risk
                                 analyses in making investment decisions for the
                                 Portfolio, but there can be no guarantee that
                                 these will produce the desired results.

California State-Specific Risk   If the Portfolio concentrates its investments
                                 in California municipal bonds, it may be
                                 affected significantly by economic, regulatory
                                 or political developments affecting the ability
                                 of California issuers to pay interest or repay
                                 principal. Provisions of the California
                                 Constitution and State statutes which limit the
                                 taxing and spending authority of California
                                 governmental entities may impair the ability of
                                 California issuers to pay principal and/or
                                 interest on their obligations. While
                                 California's economy is broad, it

                                 does have major concentrations in high
                                 technology, aerospace and defense-related
                                 manufacturing, trade, entertainment, real
                                 estate and financial services, and may be
                                 sensitive to economic problems affecting those
                                 industries. Future California political and
                                 economic developments, constitutional
                                 amendments, legislative measures, executive
                                 orders, administrative regulations, litigation
                                 and voter initiatives could have an adverse
                                 effect on the debt obligations of California
                                 issuers.

New York State-Specific Risk     If the Portfolio concentrates its investments
                                 in New York municipal bonds, it may be affected
                                 significantly by economic, regulatory or
                                 political developments affecting the ability of
                                 New York issuers to pay interest or repay
                                 principal. Certain issuers of New York
                                 municipal bonds have experienced serious
                                 financial difficulties in the past and
                                 reoccurrence of these difficulties may impair
                                 the ability of certain New York issuers to pay
                                 principal or interest on their obligations. The
                                 financial health of New York City affects that
                                 of the State, and when New York City
                                 experiences financial difficulty it may have an
                                 adverse affect on New York municipal bonds held
                                 by the Portfolio. The growth rate of New York
                                 has at times been somewhat slower than the
                                 nation overall. The economic and financial
                                 condition of New York also may be affected by
                                 various financial, social, economic and
                                 political factors.

                                 MANAGEMENT OF THE PORTFOLIOS

Investment Adviser,              The Manager serves as the investment adviser to
Sub-adviser and Administrator    the Portfolios. PIMCO serves as the sub-adviser
                                 to the Portfolios. Subject to the supervision
                                 of the Manager and the Board of Trustees, PIMCO
                                 is responsible for managing the investment
                                 activities of the Portfolios. The Manager, in
                                 its role as administrator, is also responsible
                                 for managing the Portfolios' business affairs
                                 and other administrative matters.

                                 The Manager is located at 1345 Avenue of
                                 Americas New York, NY 10105. Organized in 2000,
                                 the Manager provides investment management and
                                 advisory services to private accounts of
                                 institutional and individual clients and a
                                 family of open-end and closed-end investment
                                 company clients. As of December 31, 2005, the
                                 Manager had approximately $39.8 billion in
                                 assets under management.

                                 PIMCO is located at 840 Newport Center Drive,
                                 Newport Beach, California 92660. Organized in
                                 1971, PIMCO provides investment management and
                                 advisory services to private accounts of
                                 institutional and individual clients and to
                                 mutual funds. As of December 31, 2005, PIMCO
                                 had approximately $594.1 billion in assets
                                 under management.

Advisory Fees                    The Portfolio pays no direct advisory or other
                                 fees. See "Risk/Return Summary-- Fees and
                                 Expenses of the Portfolio" for more information
                                 on this arrangement.

Individual Portfolio Manager     William H. Gross, a founder of PIMCO, serves as
                                 Managing Director and Chief Investment Officer
                                 of PIMCO. In his role as Chief Investment
                                 Officer, he serves as the head of the
                                 Investment Committee, which oversees setting
                                 investment policy decisions, including duration
                                 positions, yield curve management, sector
                                 rotation, credit quality and overall portfolio
                                 composition, for all PIMCO portfolios and
                                 strategies, including the Portfolios. The
                                 following investment professional has primary
                                 responsibility for managing the Portfolio:

                                    The following person has primary
                                    responsibility for managing the Fund.

                                 PORTFOLIO MANAGER   SINCE   BUSINESS EXPERIENCE FOR PAST 5 YEARS
                                 -----------------   -----   ------------------------------------

                                 John Cummings         *     Senior Vice President, PIMCO. He
                                                             joined PIMCO in 2002. Prior to
                                                             joining PIMCO, he served as Vice
                                                             President of Municipal Trading at
                                                             Goldman, Sachs & Co. Mr. Cummings
                                                             joined Goldman, Sachs & Co. in 1997

                                 -------------
                                 *    As of the date of this prospectus, the
                                      Fund has not commenced operations.

                                 Please see the Statement of Additional
                                 Information for additional information about
                                 other accounts managed by the portfolio
                                 manager, the portfolio manager's compensation
                                 and the portfolio manager's ownership of shares
                                 of the Fund.

                                 The Statement of Additional Information
                                 provides information about each portfolio
                                 manager's compensation, other accounts managed
                                 by the portfolio managers and the portfolio
                                 managers' ownership of the Portfolios which
                                 they manage.

Distributor                      The Portfolio's principal underwriter is
                                 Allianz Global Investors Distributors LLC (the
                                 "Distributor"), an indirect subsidiary of
                                 Allianz Global Investors of America L.P.
                                 ("AGI") and an affiliate of the Manager. The
                                 Distributor, located at 2187 Atlantic Street,
                                 Stamford, Connecticut 06902, is a broker-dealer
                                 registered with the Securities and Exchange
                                 Commission.

Legal Proceedings                In June and September 2004, the Manager,
                                 certain of its affiliates (including the
                                 Distributor and PEA Capital LLC) and Allianz
                                 Global, agreed to settle, without admitting or
                                 denying the allegations, claims brought by the
                                 Securities and Exchange Commission (the
                                 "Commission"), the New Jersey Attorney General
                                 and the California Attorney General alleging
                                 violations of federal and state securities laws
                                 with respect to certain open-end funds for
                                 which the Manager serves as investment adviser.
                                 Two settlements (with the Commission and New
                                 Jersey) related to an alleged "market timing"
                                 arrangement in certain open-end funds
                                 sub-advised by PEA Capital LLC. Two settlements
                                 (with the Commission and California) related to
                                 the alleged use of cash and fund portfolio
                                 commissions to finance "shelf-space"
                                 arrangements with broker-dealers for open-end
                                 funds. The Manager and its affiliates agreed to
                                 pay a total of $68 million to settle the claims
                                 related to market timing and $20.6 million to
                                 settle the claims related to shelf space. In
                                 addition to monetary payments, the settling
                                 parties agreed to undertake certain corporate
                                 governance, compliance and disclosure reforms
                                 related to market timing, brokerage
                                 commissions, revenue sharing and shelf space
                                 arrangements, and consented to cease and desist
                                 orders and censures. The settling parties did
                                 not admit or deny the findings in these
                                 settlements. None of the settlements allege
                                 that any inappropriate activity took place with
                                 respect to the Portfolio.

                                 Since February 2004, the Manager and certain of
                                 its affiliates and their employees have been
                                 named as defendants in fifteen lawsuits filed
                                 in various jurisdictions. Eleven of those
                                 lawsuits concern market timing and have been
                                 transferred to and consolidated for pre-trial
                                 proceedings in a multi-district litigation
                                 proceeding in the U.S. District Court for the
                                 District of Maryland; the other four lawsuits
                                 concern revenue sharing and have been
                                 consolidated into a single action in the U.S.
                                 District Court for the District of Connecticut.
                                 The lawsuits generally relate to the same
                                 allegations that are the subject of the
                                 regulatory proceedings discussed above. The
                                 lawsuits seek, among other things, unspecified
                                 compensatory damages plus interest and, in some
                                 cases, punitive damages, the rescission of
                                 investment advisory contracts, the return of
                                 fees paid under those contracts, restitution,
                                 and waiver of or return of certain sales
                                 charges paid by open-end fund shareholders.

                                 It is possible that these matters and/or other
                                 developments resulting from these matters could
                                 result in increased Portfolio redemptions or
                                 other adverse consequences to the Portfolio.
                                 However, the Manager and the Sub-Adviser
                                 believe that these matters are not likely to
                                 have a material adverse effect on the
                                 Portfolios or on their ability to perform their
                                 respective investment advisory activities
                                 relating to the Portfolios.

                                 The foregoing speaks only as of the date
                                 hereof.

                                 PURCHASES AND REDEMPTIONS

Eligible Investors               Shares of the Portfolio may be purchased only
                                 by or on behalf of "wrap" account clients where
                                 Allianz Global Investors Managed Accounts LLC
                                 (the "Wrap Program Adviser") has an agreement
                                 to serve as investment adviser or sub-adviser
                                 to the account with the wrap program sponsor
                                 (typically a registered investment adviser or
                                 broker-dealer) or directly with the client. The
                                 Wrap Program Adviser is an affiliate of the
                                 Manager and PIMCO.

                                 The Portfolio intends to redeem shares held by
                                 or on behalf of a shareholder who ceases to be
                                 an eligible investor as described above and
                                 each investor, by purchasing shares, agrees to
                                 any such redemption. Best efforts will be made
                                 to provide the applicable wrap program sponsor
                                 with advance notice of any such redemption on
                                 behalf of the client.

Calculation of Share Price and   When Portfolio shares are purchased or
Redemption Payments              redeemed, the price that is paid or received is
                                 equal to the net asset value ("NAV") of the
                                 shares, without any sales charges or other
                                 fees. NAVs are determined as of the close of
                                 regular trading (the "NYSE Close") on the New
                                 York Stock Exchange (normally, 4:00 p.m.,
                                 Eastern time) on each day the New York Stock
                                 Exchange is open. See "How Portfolio Shares Are
                                 Priced."

                                 When Portfolio shares are purchased or
                                 redeemed, the price that is paid or received is
                                 equal to the net asset value ("NAV") of the
                                 shares, without any sales charges or other
                                 fees. NAVs are determined as of the close of
                                 regular trading (the "NYSE Close") on the New
                                 York Stock Exchange (normally, 4:00 p.m.,
                                 Eastern time) on each day the New York Stock
                                 Exchange is open. See "How Portfolio Shares Are
                                 Priced."

                                 In most cases, purchase and redemption orders
                                 are made based on instructions from the Wrap
                                 Program Adviser, in its capacity as investment
                                 adviser or sub-adviser to the applicable wrap
                                 account, to the broker-dealer who executes
                                 trades for the account. Purchase and redemption
                                 orders are processed at the NAV next calculated
                                 after the broker-dealer receives the order on
                                 behalf of the account. Orders received by the
                                 broker-dealer prior to the NYSE Close on a
                                 business day will be processed at that day's
                                 NAV, even if the order is received by the
                                 transfer agent after the Portfolio's NAV has
                                 been calculated that day.

                                 The Portfolio does not calculate NAVs or
                                 process purchase or redemption orders on days
                                 when the New York Stock Exchange is closed. If
                                 a purchase or redemption order is made on a day
                                 when the New York Stock Exchange is closed, it
                                 will be processed on the next succeeding day
                                 when the New York Stock Exchange is open (at
                                 the succeeding day's NAV).

Opening an Account               Eligible clients or their wrap program sponsors
                                 typically may open an account by submitting an
                                 executed Client Agreement to Allianz Global
                                 Investors Managed Accounts LLC at 1345 Avenue
                                 of the Americas, New York, New York 10105. A
                                 Client Agreement may be obtained by calling
                                 1-800-462-9727.

Purchase and Redemption          There are no maximum or minimum initial
Procedures                       investment requirements. The broker-dealer
                                 acting on behalf of an eligible client must
                                 submit a purchase or redemption order to the

                                 Portfolio's transfer agent, Boston Financial
                                 Data Services, 330 West 9th Street, 4th Floor,
                                 Kansas City, Missouri 64105, either directly or
                                 through an appropriate clearing agency (e.g.,
                                 the National Securities Clearing Corporation -
                                 Fund/SERV). The broker-dealer submitting an
                                 initial or subsequent order to purchase
                                 Portfolio shares must arrange to have federal
                                 funds wired to the transfer agent. Wiring
                                 instructions may be obtained by calling
                                 1-800-462-9727.

Other Purchase Information       Purchases of Portfolio shares will normally be
                                 made only in full shares, but may be made in
                                 fractional shares under certain circumstances.
                                 Certificates for shares will not be issued.

                                 The Portfolio reserves the right, in its sole
                                 discretion, to suspend the offering of shares
                                 of the Portfolio or to reject any purchase
                                 order. The Portfolio may do so in consultation
                                 with the Wrap Program Adviser

Other Redemption Information     Redemption proceeds will ordinarily be sent by
                                 wire. Redemption proceeds will normally be
                                 wired within one to three business days after
                                 the redemption request, but may take up to
                                 seven business days. Redemption proceeds on
                                 behalf of shareholders who are no longer
                                 eligible to invest in the Portfolio may receive
                                 their redemption proceeds by check. See
                                 "Eligible Investors" above.

                                 Redemptions of Portfolio shares may be
                                 suspended when trading on the New York Stock
                                 Exchange is restricted or during an emergency
                                 which makes it impracticable for the Portfolio
                                 to dispose of its securities or to determine
                                 fairly the value of its net assets, or during
                                 any other period as permitted by the SEC for
                                 the protection of investors. Under these and
                                 other unusual circumstances, the Portfolio may
                                 delay redemption payments for more than seven
                                 days, as permitted by law.

                                 It is highly unlikely that shares would ever be
                                 redeemed in kind. However, in consideration of
                                 the best interests of the remaining investors,
                                 and to the extent permitted by law, the
                                 Portfolio reserves the right to pay any
                                 redemption proceeds in whole or in part by a
                                 distribution in kind of securities held by the
                                 Portfolio in lieu of cash. When shares are
                                 redeemed in kind, the investor should expect to
                                 incur transaction costs upon the disposition of
                                 the securities received in the distribution.

Market Timing Policy             In general, the practice of "market timing,"
                                 which includes short-term or excessive trading
                                 of mutual fund shares and other abusive trading
                                 practices, may have a detrimental effect on a
                                 mutual fund and its shareholders. Depending
                                 upon various factors such as the mutual fund's
                                 size and the amount of its assets maintained in
                                 cash, market timing by fund shareholders may
                                 interfere with the efficient management of the
                                 fund's portfolio, increase transaction costs
                                 and taxes, and harm the performance of the fund
                                 and its shareholders. Because the Portfolio is
                                 designed to be components of "wrap" accounts
                                 that also invest, at the direction of the Wrap
                                 Program Adviser, in individual securities and
                                 other investments, Portfolio shares may be
                                 purchased or redeemed on a frequent basis for
                                 rebalancing purposes or in order to invest new
                                 monies (including through dividend
                                 reinvestment) or to accommodate reductions in
                                 account size. The Portfolio is managed in a
                                 manner that is consistent with their role in
                                 the "wrap" accounts. Because all purchase and
                                 redemption orders are initiated by the Wrap
                                 Program Adviser, "wrap" account clients are not
                                 in a position to effect purchase and redemption
                                 orders and are, therefore, unable to directly
                                 trade in Portfolio shares. The Board of
                                 Trustees has adopted a market timing policy,
                                 pursuant to which the Distributor monitors each
                                 Portfolio's trading activity and has the
                                 ability to reject any purchase or redemption
                                 orders that the Distributor believes would
                                 adversely affect the Portfolio or its

                                 shareholders. Additionally, the Portfolio
                                 reserves the right to refuse such purchase or
                                 redemption orders.

Portfolio Holdings Policy        A description of the Portfolio's policies and
                                 procedures with respect to the disclosure of
                                 their portfolio holdings is available in the
                                 Statement of Additional Information.

                                 HOW PORTFOLIO SHARES ARE PRICED

                                 The NAV of the Portfolio's shares is determined
                                 by dividing the total value of a Portfolio's
                                 investments and other assets attributable to
                                 the Portfolio, less any liabilities, by the
                                 total number of shares outstanding of the
                                 Portfolio.

                                 For purposes of calculating NAV, portfolio
                                 securities and other assets for which market
                                 quotes are readily available are stated at
                                 market value. Debt securities are valued daily
                                 by an independent pricing service approved by
                                 the Board of Trustees. Prices may be obtained
                                 from independent pricing services that use
                                 information provided by market makers or
                                 estimates of market values obtained from yield
                                 data relating to securities with similar
                                 characteristics. Market value is generally
                                 determined on the basis of last reported sales
                                 prices or, if no sales are reported, based on
                                 quotes obtained from a quotation reporting
                                 system, established market makers, or pricing
                                 services. The market value for NASDAQ National
                                 Market and Small Cap securities may also be
                                 calculated using the NASDAQ Official Closing
                                 Price instead of the last reported sale price.
                                 Short-term investments having a maturity of 60
                                 days or less are generally valued at amortized
                                 cost. Exchange traded options, futures and
                                 options on futures are valued at the settlement
                                 price determined by the exchange. Other
                                 securities for which market quotes are not
                                 readily available are valued at fair value as
                                 determined in good faith by the Board of
                                 Trustees or persons acting at their direction.

                                 Investments initially valued in currencies
                                 other than the U.S. dollar are converted to
                                 U.S. dollars using rates obtained from pricing
                                 services. As a result, the NAV of the
                                 Portfolio's shares may be affected by changes
                                 in the value of currencies in relation to the
                                 U.S. dollar. The value of securities traded in
                                 markets outside the United States or
                                 denominated in currencies other than the U.S.
                                 dollar may be affected significantly on a day
                                 that the New York Stock Exchange is closed and
                                 an investor is not able to purchase or redeem
                                 shares.

                                 Portfolio shares are valued as of the close of
                                 regular trading (normally 4:00 p.m., Eastern
                                 time) (the "NYSE Close") on each day that the
                                 New York Stock Exchange is open. Domestic fixed
                                 income and foreign securities are normally
                                 priced using data reflecting the earlier
                                 closing of the principal markets for those
                                 securities. Information that becomes known to
                                 the Portfolio or their agents after the NAV has
                                 been calculated on a particular day will not
                                 generally be used to retroactively adjust the
                                 price of a security or the NAV determined
                                 earlier that day.

                                 If market values are not readily available,
                                 instead of valuing securities in the usual
                                 manner, the Portfolio may value securities at
                                 fair value as determined in good faith by the
                                 Board of Trustees or persons acting at their
                                 direction pursuant to procedures approved by
                                 the Board of Trustees. Certain securities or
                                 investments for which daily market quotations
                                 are not readily available may be valued,
                                 pursuant to guidelines established by the Board
                                 of Trustees, with reference to other securities
                                 or indices. When fair valuing securities, the
                                 Portfolio may, among other things, consider
                                 significant events (which may be considered to
                                 include changes in the value of U.S. securities
                                 or

                                 securities indices) that occur after the close
                                 of the relevant market and before the time a
                                 Portfolio's NAV is calculated. With respect to
                                 certain foreign securities, the Portfolios may
                                 fair value securities using modeling tools
                                 provided by third-party vendors. When market
                                 quotations are readily available, securities
                                 prices generally are calculated based on
                                 objective market data, such as the closing
                                 price on an exchange. Fair value pricing may
                                 require the Fund to replace these objective
                                 calculations with more subjective calculations
                                 about the value of a security.

                                 Portfolio Distributions

                                 The Portfolio distributes substantially all of
                                 its net investment income to shareholders in
                                 the form of dividends. You begin earning
                                 dividends on the shares the day after the
                                 Portfolio receives your purchase payment.
                                 Dividends are paid monthly on the last business
                                 day of the month.

                                 In addition, the Portfolio distributes any net
                                 capital gains it earns from the sale of
                                 portfolio securities to shareholders investing
                                 in the Portfolio no less frequently than
                                 annually. Net short-term capital gains may be
                                 paid more frequently.

                                 The Portfolio's dividend and capital gain
                                 distributions will be paid only in cash.
                                 Dividends and capital gains will not be
                                 reinvested in additional Portfolio shares.

                                 TAX CONSEQUENCES

Treatment as RIC                 The Portfolio intends to elect to be treated
                                 and to qualify each year for taxation as a
                                 regulated investment company eligible for
                                 treatment under the provisions of Subchapter M
                                 of the Internal Revenue Code of 1986, as
                                 amended (the "Code"). If the Portfolio so
                                 qualifies and satisfies certain distribution
                                 requirements, the Portfolio will not be subject
                                 to federal income tax on income distributed in
                                 a timely manner to its shareholders in the form
                                 of dividends or capital gain distributions.

Taxes on Portfolio               A shareholder subject to U.S. federal income
Distributions                    tax will be subject to tax on Portfolio
                                 distributions, unless the distribution is
                                 derived from tax-exempt income and is
                                 designated as an "exempt-interest dividend."
                                 For federal income tax purposes, Portfolio
                                 distributions other than exempt-interest
                                 dividends will be taxable to the shareholder as
                                 either ordinary income or capital gains.

                                 Dividends paid to shareholders of the Portfolio
                                 and derived from Municipal Bond interest are
                                 expected to be designated by the Portfolio as
                                 "exempt-interest dividends" and shareholders
                                 may generally exclude such dividends from gross
                                 income for federal income tax purposes. The
                                 federal tax exemption for "exempt-interest
                                 dividends" from Municipal Bonds does not
                                 necessarily result in the exemption of such
                                 dividends from state and local taxes. The
                                 Portfolio may invest a portion of its assets in
                                 securities that generate income that is not
                                 exempt from federal or state income tax.
                                 Dividends derived from taxable interest or
                                 capital gains will be subject to federal income
                                 tax. If the Portfolio invests in "private
                                 activity bonds," certain shareholders may
                                 become subject to alternative minimum tax on
                                 the part of the Portfolios distributions
                                 derived from interest on such bonds.

                                 Portfolio dividends that are distributions of
                                 taxable investment income are taxable to
                                 shareholders investing in the Portfolio
                                 generally as ordinary income. Federal taxes on
                                 Portfolio distributions of capital gains are
                                 determined by how long the Portfolio owned the
                                 investments that generated the capital gains,
                                 rather than how long a shareholder has owned
                                 the shares. Distributions of net capital gains
                                 from investments that the Portfolio owned for
                                 more than 12 months and that are properly
                                 designated by a Portfolio as capital gain
                                 dividends generally will be taxable to
                                 shareholders as long-term capital gains.
                                 Distributions of gains from investments that
                                 the Portfolio owned for 12 months or less
                                 generally will be taxable as ordinary income.
                                 For taxable years beginning on or before
                                 December 31, 2010, distributions of taxable
                                 investment income designated by the Portfolio
                                 as derived from qualified dividend income
                                 will be taxed in the hands of individuals at
                                 the rates applicable to long-term capital gain,
                                 provided holding period and other requirements
                                 are met at both the shareholder and Portfolio
                                 level. The Portfolio does not expect all
                                 taxable Portfolio distributions to be derived
                                 from qualified dividend income.

                                 Portfolio distributions are taxable to
                                 shareholders even if they are paid from income
                                 or gains earned by the Portfolio prior to the
                                 shareholder's investment and thus were included
                                 in the price paid for the shares. For example,
                                 a shareholder who purchases shares on or just
                                 before the record date of the Portfolio
                                 distribution will pay full price for the shares
                                 and may receive a portion of his or her
                                 investment back as a taxable distribution.

                                 Distributions received by tax-exempt
                                 shareholders generally will not be subject to
                                 federal income tax. The Portfolio seeks to
                                 produce a significant portion of income that
                                 generally is exempt from U.S. tax and, thus,
                                 will not benefit tax-exempt shareholders, such
                                 as an investor in tax-sheltered retirement
                                 plans or individuals not subject to U.S. income
                                 tax. Please see the Statement of Additional
                                 Information for further details.

                                 The Portfolios investment in certain taxable
                                 debt obligations (including obligations issued
                                 with market discount, zero-coupon bonds,
                                 pay-in-kind securities, catastrophe bonds, and
                                 metal-indexed notes) may cause the Portfolio to
                                 recognize taxable income in excess of the cash
                                 generated by such obligations. Thus, the
                                 Portfolio could be required at times to
                                 liquidate other investments in order to
                                 distribute all of its net income and gain
                                 annually.

                                 The Portfolio's investment in foreign
                                 securities may be subject to foreign
                                 withholding taxes. In that case, the
                                 Portfolio's yield on these securities would be
                                 decreased. Shareholders generally will not be
                                 entitled to claim a credit or deduction with
                                 respect to foreign taxes paid by the Portfolio.
                                 In addition, the Portfolio's investment in
                                 foreign securities or foreign currencies may
                                 increase or accelerate the Portfolio's
                                 recognition of ordinary income and may affect
                                 the timing or amount of the Portfolio's
                                 distributions.

Taxes on Sale or Redemption      Any gain resulting from the sale or redemption
of Shares                        of Portfolio shares generally will be subject
                                 to federal income tax.

Backup Withholding               The Portfolio is required to apply backup
                                 withholding to certain taxable distributions
                                 including, for example, distributions paid to
                                 any individual shareholder who fails to
                                 properly furnish the Portfolio with a correct
                                 taxpayer identification number. Under current
                                 law, the backup withholding rate is 28% for
                                 amounts paid through 2010. Please see the
                                 Statement of Additional Information for further
                                 details about (and possible changes to) the new
                                 backup withholding tax rates.

                                 CHARACTERISTICS AND RISKS OF SECURITIES AND
                                 INVESTMENT TECHNIQUES

                                 This section provides additional information
                                 about some of the principal investments and
                                 related risks of the Portfolio described under
                                 "Risk/Return Summary" and "Summary of Principal
                                 Risks" above. It also describes characteristics
                                 and risks of additional securities and
                                 investment techniques that may be used by the
                                 Portfolio from time to time. Most of these
                                 securities and investment techniques are
                                 discretionary, which means that PIMCO can
                                 decide whether to use them or not. This
                                 Prospectus does not attempt to disclose all of
                                 the various types of securities and investment
                                 techniques that may be used by the Portfolio.
                                 As with any mutual fund, investors in the
                                 Portfolio rely on the professional investment
                                 judgment and skill of their investment advisers
                                 (PIMCO) and the individual portfolio managers.
                                 Please see "Investment Objectives and Policies"
                                 in the Statement of Additional Information for
                                 more detailed information about the securities
                                 and investment techniques described in this
                                 section and about other strategies and
                                 techniques that may be used by the Portfolio.

Securities Selection             The Portfolio seeks high current income exempt
                                 from federal income tax. Total return is a
                                 secondary objective. The total return sought by
                                 the Portfolio consists of both income earned on
                                 investments and capital appreciation, if any,
                                 arising from increases in the market value of
                                 the Portfolio's holdings. Capital appreciation
                                 of fixed income securities generally results
                                 from decreases in market interest rates or
                                 improving credit fundamentals for a particular
                                 market sector or security.

                                 In selecting securities for the Portfolio,
                                 PIMCO develops an outlook for interest rates,
                                 currency exchange rates and the economy,
                                 analyzes credit and call risks, and uses other
                                 security selection techniques. The proportion
                                 of the Portfolio's assets committed to
                                 investment in securities with particular
                                 characteristics (such as quality, sector,
                                 interest rate or maturity) varies based on
                                 PIMCO's outlook for the U.S. economy and the
                                 economies of other countries in the world, the
                                 financial markets and other factors. PIMCO
                                 attempts to identify areas of the bond market
                                 that are undervalued relative to the rest of
                                 the market. PIMCO identifies these areas by
                                 grouping bonds into sectors such as: money
                                 markets, governments, corporates, mortgages,
                                 asset-backed and international. Sophisticated
                                 proprietary software then assists in evaluating
                                 sectors and pricing specific securities. Once
                                 investment opportunities are identified, PIMCO
                                 will shift assets among sectors depending upon
                                 changes in relative valuations and credit
                                 spreads.

Municipal Bonds                  Municipal bonds are generally issued by states
                                 and local governments and their agencies,
                                 authorities and other instrumentalities.
                                 Municipal bonds are subject to interest rate,
                                 credit and market risk. The ability of an
                                 issuer to make payments could be affected by
                                 litigation, legislation or other political
                                 events or the bankruptcy of the issuer. Lower
                                 rated municipal bonds are subject to greater
                                 credit and market risk than higher quality
                                 municipal bonds. The types of municipal bonds
                                 in which the Portfolio may invest include
                                 municipal lease obligations. The Portfolio may
                                 also invest in securities issued by entities
                                 whose underlying assets are municipal bonds.

                                 The Portfolio may invest in residual interest
                                 bonds, which are created by depositing
                                 municipal securities in a trust and dividing
                                 the income stream of an underlying municipal
                                 bond in two parts, one, a variable rate
                                 security and the other, a residual interest
                                 bond. The interest rate for the variable rate
                                 security is determined by an index or an
                                 auction process held approximately every 7 to
                                 35 days, while the residual interest bond
                                 holder receives the balance of the income from
                                 the underlying municipal bond less an auction
                                 fee. The market prices of residual interest
                                 bonds may be highly sensitive to changes in
                                 market rates and may decrease significantly
                                 when market rates increase.

High yield Securities            Securities rated lower than Baa by Moody's or
                                 lower than BBB by S&P, or unrated securities
                                 deemed by PIMCO to be of comparable quality,
                                 are sometimes referred to as "high yield"
                                 securities or "junk bonds". Investing in high
                                 yield securities involves special risks in
                                 addition to the risks associated with
                                 investments in higher-rated fixed income
                                 securities. While offering a greater potential
                                 opportunity for capital appreciation and higher
                                 yields, high yield securities typically entail
                                 greater potential price volatility and may be
                                 less liquid than higher-rated securities. High
                                 yield securities may be regarded as
                                 predominantly speculative with respect to the
                                 issuer's continuing ability to meet principal
                                 and interest payments. They may also be more
                                 susceptible to real or perceived adverse
                                 economic and competitive industry conditions
                                 than higher-rated securities. Securities in the
                                 lowest investment grade categories may also be
                                 considered to have speculative characteristics
                                 by certain ratings agencies.

Municipal Bond Market            The amount of public information available
                                 about the municipal bonds in the Fund's
                                 portfolio is generally less than that for
                                 corporate equities or bonds, and the investment
                                 performance of the Fund may therefore be more
                                 dependent on the analytical abilities of PIMCO
                                 than would be a stock fund or taxable bond
                                 fund. The secondary market for municipal bonds,
                                 particularly below investment grade bonds in
                                 which the Fund may invest, also tends to be
                                 less well-developed and less liquid than many
                                 other securities markets, which may adversely
                                 affect the fund's ability to see its bonds at
                                 attractive prices.

U.S. Government Securities       There is no guarantee that PIMCO's security
                                 selection techniques will produce the desired
                                 results. U.S. Government Securities are
                                 obligations of, or guaranteed by, the U.S.
                                 Government, its agencies or government
                                 sponsored enterprises. U.S. Government
                                 Securities are subject to market and interest
                                 rate risk, and may be subject to varying
                                 degrees of credit risk. U.S. Government
                                 Securities include zero coupon securities,
                                 which tend to be subject to greater market risk
                                 than interest-paying securities of similar
                                 maturities. Certain U.S. Government securities
                                 issued by government-sponsored enterprises (and
                                 not by the U.S. Treasury), such as
                                 mortgage-backed securities issued by the
                                 Federal Home Loan Mortgage Corporation (Freddie
                                 Mac), the Federal National Mortgage Association
                                 (Fannie Mae) and the Federal Home Loan Banks
                                 (FHLB), are not backed by the full faith and
                                 credit of the U.S. Government and involve
                                 additional credit risk.

Corporate Debt Securities        Corporate debt securities are subject to the
                                 risk of the issuer's inability to meet
                                 principal and interest payments on the
                                 obligation and may also be subject to price
                                 volatility due to such factors as interest rate
                                 sensitivity, market perception of the
                                 creditworthiness of the issuer and general
                                 market liquidity. When interest rates rise, the
                                 value of corporate debt securities can be
                                 expected to decline. Debt securities with
                                 longer maturities tend to be more sensitive to
                                 interest rate movements than those with shorter
                                 maturities.

Mortgage-Related and Other       The Portfolios may invest in mortgage-related
Asset-Backed Securities          securities and in other asset-backed
                                 securities. Mortgage-related securities include
                                 mortgage pass-through securities,
                                 collateralized mortgage obligations ("CMOs"),
                                 commercial mortgage-backed securities, mortgage
                                 dollar rolls, stripped mortgage-backed
                                 securities ("SMBSs") and other securities that
                                 directly or indirectly represent a
                                 participation in, or are secured by and payable
                                 from, mortgage loans on real property.

                                 The value of some mortgage-related and other
                                 asset-backed securities may be particularly
                                 sensitive to changes in prevailing interest
                                 rates. Early repayment of principal on some
                                 mortgage-related securities may expose the
                                 Portfolio to a lower rate of return

                                 upon reinvestment of principal. When interest
                                 rates rise, the value of a mortgage-related
                                 security generally will decline; however, when
                                 interest rates are declining, the value of
                                 mortgage-related securities with prepayment
                                 features may not increase as much as other
                                 fixed income securities. The rate of
                                 prepayments on underlying mortgages will affect
                                 the price and volatility of a mortgage-related
                                 security, and may shorten or extend the
                                 effective maturity of the security beyond what
                                 was anticipated at the time of purchase. If
                                 unanticipated rates of prepayment on underlying
                                 mortgages increase the effective maturity of a
                                 mortgage-related security, the volatility of
                                 the security can be expected to increase. The
                                 value of these securities may fluctuate in
                                 response to the market's perception of the
                                 creditworthiness of the issuers. Additionally,
                                 although mortgages and mortgage-related
                                 securities are generally supported by some form
                                 of government or private guarantee and/or
                                 insurance, there is no assurance that private
                                 guarantors or insurers will meet their
                                 obligations.

                                 One type of SMBS has one class receiving all of
                                 the interest from the mortgage assets (the
                                 interest-only, or "IO" class), while the other
                                 class will receive all of the principal (the
                                 principal-only, or "PO" class). The yield to
                                 maturity on an IO class is extremely sensitive
                                 to the rate of principal payments (including
                                 prepayments) on the underlying mortgage assets,
                                 and a rapid rate of principal payments may have
                                 a material adverse effect on a Portfolio's
                                 yield to maturity from these securities.

                                 The Portfolio may invest in collateralized debt
                                 obligations ("CDOs"), which include
                                 collateralized bond obligations ("CBOs"),
                                 collateralized loan obligations ("CLOs") and
                                 other similarly structured securities. CBOs and
                                 CLOs are types of asset-backed securities. A
                                 CBO is a trust which is backed by a diversified
                                 pool of high-risk, below investment grade fixed
                                 income securities. A CLO is a trust typically
                                 collateralized by a pool of loans, which may
                                 include, among others, domestic and foreign
                                 senior secured loans, senior unsecured loans,
                                 and subordinate corporate loans, including
                                 loans that may be rated below investment grade
                                 or equivalent unrated loans. The Portfolio may
                                 invest in other asset-backed securities that
                                 have been offered to investors.

Inflation-Indexed Bonds          Inflation-indexed bonds are fixed income
                                 securities whose principal value is
                                 periodically adjusted according to the rate of
                                 inflation. If the index measuring inflation
                                 falls, the principal value of inflation-indexed
                                 bonds will be adjusted downward, and
                                 consequently the interest payable on these
                                 securities (calculated with respect to a
                                 smaller principal amount) will be reduced.
                                 Repayment of the original bond principal upon
                                 maturity (as adjusted for inflation) is
                                 guaranteed in the case of a U.S. Treasury
                                 inflation-indexed bonds, although the
                                 inflation-adjusted principal received could be
                                 less than the inflation-adjusted principal that
                                 had accrued to the bond at the time of
                                 purchase. For bonds that do not provide a
                                 similar guarantee, the adjusted principal value
                                 of the bond repaid at maturity may be less than
                                 the original principal. The value of
                                 inflation-indexed bonds is expected to change
                                 in response to changes in real interest rates.
                                 Real interest rates are tied to the
                                 relationship between nominal interest rates and
                                 the rate of inflation. If nominal interest
                                 rates increase at a faster rate than inflation,
                                 real interest rates may rise, leading to a
                                 decrease in value of inflation-indexed bonds.
                                 Short-term increases in inflation may lead to a
                                 decline in value. Any increase in the principal
                                 amount of an inflation-indexed bond will be
                                 considered taxable ordinary income, even though
                                 investors do not receive their principal until
                                 maturity.

Variable and Floating Rate       Variable and floating rate securities provide
Securities                       for a periodic adjustment in the interest rate
                                 paid on the obligations. The Portfolio may
                                 invest in floating rate debt instruments
                                 ("floaters") and engage in credit spread
                                 trades. While floaters provide a certain degree
                                 of protection against rises in interest rates,
                                 the Portfolio will participate in any declines
                                 in

                                 interest rates as well. The Portfolio may also
                                 invest in inverse floating rate debt
                                 instruments ("inverse floaters"). An inverse
                                 floater may exhibit greater price volatility
                                 than a fixed rate obligation of similar credit
                                 quality.

Credit Ratings and Unrated       Rating agencies are private services that
Securities                       provide ratings of the credit quality of fixed
                                 income securities, including convertible
                                 securities. Appendix A to this Prospectus
                                 describes the various ratings assigned to fixed
                                 income securities by Moody's and S&P. Ratings
                                 assigned by a rating agency are not absolute
                                 standards of credit quality and do not evaluate
                                 market risks. Rating agencies may fail to make
                                 timely changes in credit ratings, and an
                                 issuer's current financial condition may be
                                 better or worse than a rating indicates. The
                                 Portfolio will not necessarily sell a security
                                 when its rating is reduced below its rating at
                                 the time of purchase. PIMCO does not rely
                                 solely on credit ratings, and develops its own
                                 analysis of issuer credit quality.

                                 The Portfolio may purchase unrated securities
                                 (which are not rated by a rating agency) if
                                 PIMCO determines that the security is of
                                 comparable quality to a rated security that the
                                 Portfolio may purchase. Unrated securities may
                                 be less liquid than comparable rated securities
                                 and involve the risk that PIMCO may not
                                 accurately evaluate the security's comparative
                                 credit rating. Analysis of the creditworthiness
                                 of issuers of high yield securities may be more
                                 complex than for issuers of higher-quality
                                 fixed income securities. To the extent that the
                                 Portfolio invests in high yield and/or unrated
                                 securities, the Portfolio's success in
                                 achieving its investment objective may depend
                                 more heavily on the analysis of
                                 creditworthiness by PIMCO than if the Portfolio
                                 invested exclusively in higher-quality and
                                 rated securities.

Derivatives                      The Portfolio may, but is not required to,
                                 invest some or all of its assets in derivative
                                 instruments for risk management purposes or as
                                 part of its investment strategies. Generally,
                                 derivatives are financial contracts whose value
                                 depends upon, or is derived from, the value of
                                 an underlying asset, reference rate or index,
                                 and may relate to stocks, fixed income
                                 securities, interest rates, currencies or
                                 currency exchange rates, commodities, real
                                 estate and other assets, and related indicies.
                                 Examples of derivative instruments include
                                 options contracts, futures contracts, options
                                 on futures contracts and swap agreements
                                 (including, but not limited to, credit default
                                 swaps). PIMCO may decide not to employ any of
                                 these strategies, and there is no assurance
                                 that any derivatives strategy used by the
                                 Portfolio will succeed. A description of these
                                 and other derivative instruments that the
                                 Portfolio may use are described under
                                 "Investment Objectives and Policies" in the
                                 Statement of Additional Information.

                                 A Portfolio's use of derivative instruments
                                 involves risks different from, or possibly
                                 greater than, the risks associated with
                                 investing directly in securities and other more
                                 traditional investments. A description of
                                 various risks associated with particular
                                 derivative instruments is included in
                                 "Investment Objectives and Policies" in the
                                 Statement of Additional Information. The
                                 following provides a more general discussion of
                                 important risk factors relating to all
                                 derivative instruments that may be used by the
                                 Portfolio.

                                 Management Risk Derivative products are highly
                                 specialized instruments that require investment
                                 techniques and risk analyses different from
                                 those associated with stocks and bonds. The use
                                 of a derivative requires an understanding not
                                 only of the underlying instrument but also of
                                 the derivative itself, without the benefit of
                                 observing the performance of the derivative
                                 under all possible market conditions.

                                 Credit Risk The use of a derivative instrument
                                 involves the risk that a loss may be

                                 sustained as a result of the failure of another
                                 party to the contract (usually referred to as a
                                 "counterparty") to make required payments or
                                 otherwise comply with the contract's terms.
                                 Additionally, credit default swaps could result
                                 in losses if the Portfolio does not correctly
                                 evaluate the creditworthiness of the company on
                                 which the credit default swap is based.

                                 Liquidity Risk Liquidity risk exists when a
                                 particular derivative instrument is difficult
                                 to purchase or sell. If a derivative
                                 transaction is particularly large or if the
                                 relevant market is illiquid (as is the case
                                 with many privately negotiated derivatives), it
                                 may not be possible to initiate a transaction
                                 or liquidate a position at an advantageous time
                                 or price.

                                 Leverage Risk Because many derivatives have a
                                 leverage component, adverse changes in the
                                 value or level of the underlying asset,
                                 reference rate or index can result in a loss
                                 substantially greater than the amount invested
                                 in the derivative itself. Certain derivatives
                                 have the potential for unlimited loss,
                                 regardless of the size of the initial
                                 investment. When the Portfolio uses derivatives
                                 for leverage, investments in the Portfolio will
                                 tend to be more volatile, resulting in larger
                                 gains or losses in response to market changes.
                                 To limit leverage risk, the Portfolio will
                                 segregate assets determined to be liquid by
                                 PIMCO in accordance with procedures established
                                 by the Board of Trustees (or, as permitted by
                                 applicable regulation, enter into certain
                                 offsetting positions) to cover its obligations
                                 under derivative instruments.

                                 Lack of Availability Because the markets for
                                 certain derivative instruments (including
                                 markets located in foreign countries) are
                                 relatively new and still developing, suitable
                                 derivatives transactions may not be available
                                 in all circumstances for risk management or
                                 other purposes. There is no assurance that the
                                 Portfolio will engage in derivatives
                                 transactions at any time or from time to time.
                                 The Portfolio's ability to use derivatives may
                                 also be limited by certain regulatory and tax
                                 considerations.

                                 Market and Other Risks Like most other
                                 investments, derivative instruments are subject
                                 to the risk that the market value of the
                                 instrument will change in a way detrimental to
                                 the Portfolio's interest. If PIMCO incorrectly
                                 forecasts the values of securities, currencies
                                 or interest rates or other economic factors in
                                 using derivatives for the Portfolio, the
                                 Portfolio might have been in a better position
                                 if it had not entered into the transaction at
                                 all. While some strategies involving derivative
                                 instruments can reduce the risk of loss, they
                                 can also reduce the opportunity for gain or
                                 even result in losses by offsetting favorable
                                 price movements in other Portfolio investments.
                                 The Portfolio may also have to buy or sell a
                                 security at a disadvantageous time or price
                                 because the Portfolio is legally required to
                                 maintain offsetting positions or asset coverage
                                 in connection with certain derivatives
                                 transactions.

                                 Other risks in using derivatives include the
                                 risk of mispricing or improper valuation of
                                 derivatives, the risk of ambiguous
                                 documentation and the inability of derivatives
                                 to correlate perfectly with underlying assets,
                                 rates and indexes. Many derivatives, in
                                 particular privately negotiated derivatives,
                                 are complex and often valued subjectively.
                                 Improper valuations can result in increased
                                 cash payment requirements to counterparties or
                                 a loss of value to the Portfolio. Also, the
                                 value of derivatives may not correlate
                                 perfectly, or at all, with the value of the
                                 assets, reference rates or indexes they are
                                 designed to closely track. In addition, the
                                 Portfolio's use of derivatives may cause the
                                 Portfolio to realize higher amounts of
                                 short-term capital gains (generally taxed at
                                 ordinary income tax rates) than if the
                                 Portfolio had not used such instruments.

Loan Participations and          The Portfolio may invest in fixed-rate and
                                 floating-rate loans, which investments

Assignments                      generally will be in the form of loan
                                 participations and assignments of portions of
                                 such loans. Participations and assignments
                                 involve special types of risk, including credit
                                 risk, interest rate risk, liquidity risk, and
                                 the risks of being a lender. If the Portfolio
                                 purchases a participation, it may only be able
                                 to enforce its rights through the lender, and
                                 may assume the credit risk of the lender in
                                 addition to the borrower.

Delayed Funding Loans and        The Portfolio may also enter into, or acquire
Revolving Credit Facilities      participations in, delayed funding loans and
                                 revolving credit facilities, in which a lender
                                 agrees to make loans up to a maximum amount
                                 upon demand by the borrower during a specified
                                 term. These commitments may have the effect of
                                 requiring the Portfolio to increase its
                                 investment in a company at a time when it might
                                 not otherwise decide to do so (including at a
                                 time when the company's financial condition
                                 makes it unlikely that such amounts will be
                                 repaid). To the extent that the Portfolio is
                                 committed to advance additional funds, it will
                                 designate assets determined to be liquid by
                                 PIMCO in accordance with procedures established
                                 by the Board of Trustees in an amount
                                 sufficient to meet such commitments. Delayed
                                 funding loans and revolving credit facilities
                                 are subject to credit, interest rate and
                                 liquidity risk and the risks of being a lender.

Loans of Portfolio Securities    For the purpose of achieving income, the
                                 Portfolio may lend its portfolio securities to
                                 brokers, dealers, and other financial
                                 institutions, provided that a number of
                                 conditions are satisfied, including that the
                                 loan be fully collateralized. Please see
                                 "Investment Objectives and Policies" in the
                                 Statement of Additional Information for
                                 details. When the Portfolio lends portfolio
                                 securities, its investment performance will
                                 continue to reflect changes in the value of the
                                 securities loaned, and the Portfolio will also
                                 receive a fee or interest on the collateral.
                                 Securities lending involves the risk of loss of
                                 rights in the collateral or delay in recovery
                                 of the collateral if the borrower fails to
                                 return the security loaned or becomes
                                 insolvent. The Portfolio may pay lending fees
                                 to a party arranging the loan.

Short Sales                      The Portfolio may make short sales as part of
                                 its overall portfolio management strategies or
                                 to offset a potential decline in value of a
                                 security. A short sale involves the sale of a
                                 security that is borrowed from a broker or
                                 other institution to complete the sale. Short
                                 sales expose the Portfolio to the risk that it
                                 will be required to acquire, convert or
                                 exchange securities to replace the borrowed
                                 securities (also known as "covering" the short
                                 position) at a time when the securities sold
                                 short have appreciated in value, thus resulting
                                 in a loss to the Portfolio. If the Portfolio
                                 makes a short sale (other than a "short sale
                                 against the box"), it must segregate assets
                                 determined to be liquid by PIMCO in accordance
                                 with procedures established by the Board of
                                 Trustees or otherwise cover its position in a
                                 permissible manner. A short sale is "against
                                 the box" to the extent that a Portfolio
                                 contemporaneously owns, or has the right to
                                 obtain at no added cost, securities identical
                                 to those sold short.

When-Issued, Delayed Delivery    The Portfolio may purchase securities which it
and Forward Commitment           is eligible to purchase on a when-issued basis,
Transactions                     may purchase and sell such securities for
                                 delayed delivery and may make contracts to
                                 purchase such securities for a fixed price at a
                                 future date beyond normal settlement time
                                 (forward commitments). When-issued
                                 transactions, delayed delivery purchase and
                                 forward commitments involve a risk of loss if
                                 the value of the securities declines prior to
                                 the settlement date. This risk is in addition
                                 to the risk that the Portfolio's other assets
                                 will decline in value. Therefore, these
                                 transactions may result in a form of leverage
                                 and increase the Portfolio's overall investment
                                 exposure. Typically, no income accrues on
                                 securities the Portfolio has committed to
                                 purchase prior to the time delivery of the
                                 securities is made, although the Portfolio may
                                 earn income on securities it has designated to
                                 cover these positions.

Repurchase Agreements            The Portfolio may enter into repurchase
                                 agreements, in which the Portfolio purchases a
                                 security from a bank or broker-dealer that
                                 agrees to repurchase the security at the
                                 Portfolio's cost plus interest within a
                                 specified time. If the party agreeing to
                                 repurchase should default, the Portfolio will
                                 seek to sell the securities which it holds.
                                 This could involve procedural costs or delays
                                 in addition to a loss on the securities if
                                 their value should fall below their repurchase
                                 price. Repurchase agreements maturing in more
                                 than seven days are considered illiquid
                                 securities.

Reverse Repurchase Agreements,   The Portfolio may enter into reverse repurchase
Dollar Rolls and Other           agreements and dollar rolls, subject to the
Borrowings                       Portfolio's limitations on borrowings. A
                                 reverse repurchase agreement or dollar roll
                                 involves the sale of a security by the
                                 Portfolio and its agreement to repurchase the
                                 instrument or a similar security at a specified
                                 time and price, and may be considered a form of
                                 borrowing for some purposes. The Portfolio will
                                 segregate assets determined to be liquid by
                                 PIMCO or otherwise cover its obligations under
                                 reverse repurchase agreements, dollar rolls or
                                 other borrowings. The Portfolio also may borrow
                                 money for investment purposes subject to any
                                 policies of the Portfolio currently described
                                 in this Prospectus or in the Portfolio's
                                 Statement of Additional Information. Reverse
                                 repurchase agreements, dollar rolls and other
                                 forms of borrowings may create leveraging risk
                                 for the Portfolio.

Event-Linked Exposure            Each Portfolio may obtain event-linked exposure
                                 by investing in "event-linked bonds,"
                                 "event-linked swaps" or implement "event-linked
                                 strategies." Event-linked exposure results in
                                 gains or losses that typically are contingent,
                                 or formulaically related to defined trigger
                                 events. Examples of trigger events include
                                 hurricanes, earthquakes, weather-related
                                 phenomena, or statistics relating to such
                                 events. Some event-linked bonds are commonly
                                 referred to as "catastrophe bonds." If a
                                 trigger event occurs, the Portfolio may lose a
                                 portion or all of its principal invested in the
                                 bond or notional amount on a swap. Event-linked
                                 exposure often provides for an extension of
                                 maturity to process and audit loss claims where
                                 a trigger event has, or possibly has, occurred.
                                 An extension of maturity may increase
                                 volatility. Event-linked exposure may also
                                 expose the Portfolio to certain unanticipated
                                 risks including credit risk, counterparty risk,
                                 adverse regulatory or jurisdictional
                                 interpretations, and adverse tax consequences.
                                 Event-linked exposure may also be subject to
                                 liquidity risk.

Portfolio Turnover               The length of time the Portfolio has held a
                                 particular security is not generally a
                                 consideration in investment decisions. A change
                                 in the securities held by the Portfolio is
                                 known as "portfolio turnover." The Portfolio
                                 may engage in frequent and active trading of
                                 portfolio securities to achieve its investment
                                 objective, particularly during periods of
                                 volatile market movements. High portfolio
                                 turnover (e.g., over 100%) involves
                                 correspondingly greater expenses to the
                                 Portfolio, including brokerage commissions or
                                 dealer mark-ups and other transaction costs on
                                 the sale of securities and reinvestments in
                                 other securities. Such sales may also result in
                                 realization of taxable capital gains, including
                                 short-term capital gains (which are generally
                                 taxed at ordinary income tax rates). The
                                 trading costs and tax effects associated with
                                 portfolio turnover may adversely affect the
                                 Portfolio's performance.

Illiquid Securities              The Portfolio may invest up to 15% of its net
                                 assets in illiquid securities. Certain illiquid
                                 securities may require pricing at fair value as
                                 determined in good faith under the supervision
                                 of the Board of Trustees. PIMCO may be subject
                                 to significant delays in disposing of illiquid
                                 securities, and transactions in illiquid
                                 securities may entail registration expenses and
                                 other transaction costs that are higher than
                                 those for transactions in liquid securities.
                                 The term "illiquid securities" for this purpose
                                 means

                                 securities that cannot be disposed of within
                                 seven days in the ordinary course of business
                                 at approximately the amount at which the
                                 Portfolio has valued the securities. Restricted
                                 securities, i.e., securities subject to legal
                                 or contractual restrictions on resale, may be
                                 illiquid. However, some restricted securities
                                 (such as securities issued pursuant to Rule
                                 144A under the Securities Act of 1933 and
                                 certain commercial paper) may be treated as
                                 liquid, although they may be less liquid than
                                 registered securities traded on established
                                 secondary markets.

Investment in Other Investment   The Portfolio may invest up to 10% of its total
Companies                        assets in securities of other investment
                                 companies, such as open-end or closed-end
                                 management investment companies, or in pooled
                                 accounts or other investment vehicles which
                                 invest in foreign markets. As a shareholder of
                                 an investment company, a Portfolio may
                                 indirectly bear service and other fees which
                                 are in addition to the fees the Portfolio pays
                                 its service providers.

                                 Subject to the restrictions and limitations of
                                 the Investment Company Act of 1940, the
                                 Portfolio may elect to pursue its investment
                                 objectives either by investing directly in
                                 securities or by investing in one or more
                                 underlying investment vehicles or companies
                                 that have substantially similar investment
                                 objectives, policies and limitations as the
                                 Portfolio. The Portfolio may also invest in
                                 exchange traded funds, subject to the
                                 restrictions and limitations in the Investment
                                 Company Act of 1940.

Temporary Defensive Strategies   For temporary or defensive purposes, the
                                 Portfolio may invest without limit in U.S. debt
                                 securities, including short term money market
                                 securities, when PIMCO deems it appropriate to
                                 do so. When the Portfolio engages in such
                                 strategies, it may not achieve its investment
                                 objective.

Changes in Investment            The investment objective of the Portfolio is
Objectives and Policies          non-fundamental and may be changed by the Board
                                 of Trustees without the approval of the
                                 shareholders investing in the Portfolio. Unless
                                 otherwise stated, all other investment policies
                                 of the Portfolio may be changed by the Board of
                                 Trustees without the approval of the
                                 shareholders.

Percentage Investment            Unless otherwise stated, all percentage
Limitations                      limitations on Portfolio investments listed in
                                 this Prospectus will apply at the time of
                                 investment. The Portfolio would not violate
                                 these limitations unless an excess or
                                 deficiency were to occur or exist immediately
                                 after and as a result of an investment.

Other Investments and            The Portfolio may invest in other types of
Techniques                       securities and use a variety of investment
                                 techniques and strategies which are not
                                 described in this Prospectus. These securities
                                 and techniques may subject the Portfolio to
                                 additional risks. Please see the Statement of
                                 Additional Information for additional
                                 information about the securities and investment
                                 techniques described in this Prospectus and
                                 about additional securities and techniques that
                                 may be used by the Portfolio.

                                 FINANCIAL HIGHLIGHTS

                                 Because the Portfolio has not commenced
                                 operations as of the date of this prospectus,
                                 financial highlights are not available.

                                 APPENDIX A

Description of Securities        The Portfolio's investments may range in
Ratings                          quality from securities in the lowest category
                                 in which the Portfolio is permitted to invest
                                 to securities rated in the highest category (as
                                 rated by Moody's or S&P or, if unrated,
                                 determined by PIMCO to be of comparable
                                 quality). The percentage of a Portfolio's
                                 assets invested in securities in a particular
                                 rating category will vary. The following terms
                                 are generally used to describe the credit
                                 quality of fixed income securities.

                                 HIGH QUALITY DEBT SECURITIES are those rated in
                                 one of the two highest rating categories (the
                                 highest category for commercial paper) or, if
                                 unrated, deemed comparable by PIMCO.

                                 INVESTMENT GRADE DEBT SECURITIES are those
                                 rated in one of the four highest rating
                                 categories or, if unrated, deemed comparable by
                                 PIMCO.

                                 BELOW INVESTMENT GRADE, HIGH YIELD SECURITIES
                                 ("JUNK BONDS") are those rated lower than Baa
                                 by Moody's or BBB by S&P and comparable
                                 securities. They are deemed to be predominately
                                 speculative with respect to the issuer's
                                 ability to repay principal and interest.

                                 Following is a description of Moody's and S&P's
                                 rating categories applicable to fixed income
                                 securities.

                                 MOODY'S INVESTORS SERVICE, INC.

                                 MOODY'S LONG-TERM RATINGS: BONDS AND PREFERRED
                                 STOCK

                                 Aaa: Bonds which are rated Aaa are judged to be
                                 of the best quality. They carry the smallest
                                 degree of investment risk and are generally
                                 referred to as "gilt edge." Interest payments
                                 are protected by a large or by an exceptionally
                                 stable margin and principal is secure. While
                                 the various protective elements are likely to
                                 change, such changes as can be visualized are
                                 most unlikely to impair the fundamentally
                                 strong position of such issues.

                                 Aa: Bonds which are rated Aa are judged to be
                                 of high quality by all standards. Together with
                                 the Aaa group they comprise what are generally
                                 known as high-grade bonds. They are rated lower
                                 than the best bonds because margins of
                                 protection may not be as large as in Aaa
                                 securities or fluctuation of protective
                                 elements may be of greater amplitude or there
                                 may be other elements present that make the
                                 long-term risks appear somewhat larger than
                                 with Aaa securities.

                                 A: Bonds which are rated A possess many
                                 favorable investment attributes and are to be
                                 considered as upper-medium-grade obligations.
                                 Factors giving security to principal and
                                 interest are considered adequate but elements
                                 may be present that suggest a susceptibility to
                                 impairment sometime in the future.

                                 Baa: Bonds which are rated Baa are considered
                                 as medium-grade obligations (i.e., they are
                                 neither highly protected nor poorly secured).
                                 Interest payments and principal security appear
                                 adequate for the present but certain protective
                                 elements may be lacking or may be
                                 characteristically unreliable over any great
                                 length of time. Such bonds lack outstanding
                                 investment characteristics and in fact have
                                 speculative characteristics as well.

                                 Ba: Bonds which are rated Ba are judged to have
                                 speculative elements; their future cannot be
                                 considered as well-assured. Often the
                                 protection of interest and principal payments
                                 may be very moderate and thereby not well
                                 safeguarded during both good and bad times over
                                 the future. Uncertainty of position
                                 characterizes bonds in this class.

                                 B: Bonds which are rated B generally lack
                                 characteristics of a desirable investment.
                                 Assurance of interest and principal payments or
                                 of maintenance of other terms of the contract
                                 over any long period of time may be small.

                                 Caa: Bonds which are rated Caa are of poor
                                 standing. Such issues may be in default or
                                 there may be present elements of danger with
                                 respect to principal or interest.

                                 Ca: Bonds which are rated Ca represent
                                 obligations which are speculative in a high
                                 degree. Such issues are often in default or
                                 have other marked shortcomings.

                                 C: Bonds which are rated C are the lowest rated
                                 class of bonds and issues so rated can be
                                 regarded as having extremely poor prospects of
                                 ever attaining any real investment standing.

                                 Moody's applies numerical modifiers, 1, 2 and 3
                                 in each generic rating classified from Aa
                                 through B in its corporate bond rating system.
                                 The modifier 1 indicates that the security
                                 ranks in the higher end of its generic rating
                                 category; the modifier 2 indicated a mid-range
                                 ranking; and the modifier 3 indicates that the
                                 issue ranks in the lower end of its generic
                                 rating category.

                                 CORPORATE SHORT-TERM DEBT RATINGS.

                                 Moody's short-term debt ratings are opinions of
                                 the ability of issuers to repay punctually
                                 senior debt obligations which have an original
                                 maturity not exceeding one year. Obligations
                                 relying upon support mechanisms such as letters
                                 of credit and bonds of indemnity are excluded
                                 unless explicitly rated.

                                 Moody's employs the following three
                                 designations, all judged to be investment
                                 grade, to indicate the relative repayment
                                 ability of rated issuers:

                                 PRIME-1: Issuers rated Prime-1 (or supporting
                                 institutions) have a superior ability for
                                 repayment of senior short-term debt
                                 obligations. Prime-1 repayment ability will
                                 often be evidenced by many of the following
                                 characteristics: leading market positions in
                                 well-established industries, high rates of
                                 return on funds employed; conservative
                                 capitalization structure with moderate reliance
                                 on debt and ample asset charges and high
                                 internal cash generation; and well-established
                                 access to a range of financial markets and
                                 assured sources of alternate liquidity.

                                 PRIME-2: Issuers rated Prime-2 (or supporting
                                 institutions) have a strong ability for
                                 repayment of senior short-term debt
                                 obligations. This will normally be evidenced by
                                 many of the characteristics cited above but to
                                 a lesser degree. Earnings trends and coverage
                                 ratios, while sound, may be more subject to
                                 variation. Capitalization characteristics,
                                 while still appropriate, may be more affected
                                 by external conditions. Ample alternate
                                 liquidity is maintained.

                                 PRIME-3: Issuers rated Prime-3 (or supporting
                                 institutions) have an acceptable ability for
                                 repayment of senior short-term obligations. The
                                 effect of industry characteristics and market
                                 compositions may be more pronounced.
                                 Variability in earnings and profitability

                                 may result in changes in the level of debt
                                 protection measurements and may require
                                 relatively high financial leverage. Adequate
                                 alternate liquidity is maintained.

                                 NOT PRIME: Issuers rated Not Prime do not fall
                                 within any of the Prime rating categories.

                                 SHORT-TERM MUNICIPAL BOND RATINGS

                                 There are three rating categories for
                                 short-term municipal bonds that define an
                                 investment grade situation, which are listed
                                 below. In the case of variable rate demand
                                 obligations (VRDOs), a two-component rating is
                                 assigned. The first element represents an
                                 evaluation of the degree of risk associated
                                 with scheduled principal and interest payments,
                                 and the other represents an evaluation of the
                                 degree of risk associated with the demand
                                 feature. The short-term rating assigned to the
                                 demand feature of VRDOs is designated as VMIG.
                                 When either the long-or short-term aspect of a
                                 VRDO is not rated, that piece is designated NR,
                                 e.g., Aaa/NR or NR/VMIG 1. MIG ratings
                                 terminate at the retirement of the obligation
                                 while VMIG rating expiration will be a function
                                 of each issue's specific structural or credit
                                 features.

                                 MIG 1/VMIG 1: This designation denotes superior
                                 quality. There is present strong protection by
                                 established cash flows, superior liquidity
                                 support or demonstrated broad-based access to
                                 the market for refinancing.

                                 MIG 2/VMIG 2: This designation denotes strong
                                 quality. Margins of protection are ample
                                 although not so large as in the preceding
                                 group.

                                 MIG 3/VMIG3: This designation denotes
                                 acceptable quality. All security elements are
                                 accounted for but there is lacking the
                                 undeniable strength of the preceding grades.
                                 Liquidity and cash flow protection may be
                                 narrow and market access for refinancing is
                                 likely to be less well established.

                                 SG: This designation denotes speculative
                                 quality. Debt instruments in this category lack
                                 margins of protection.

                                 Standard & Poor's Ratings Services Corporate
                                 and Municipal Bond Ratings

                                 Investment Grade. AAA: Debt rated AAA has the
                                 highest rating assigned by S&P. Capacity to pay
                                 interest and repay principal is extremely
                                 strong.

                                 AA: Debt rated AA has a very strong capacity to
                                 pay interest and repay principal and differs
                                 from the highest rated issues only in small
                                 degree.

                                 A: Debt rated A has a strong capacity to pay
                                 interest and repay principal although it is
                                 somewhat more susceptible to the adverse
                                 effects of changes in circumstances and
                                 economic conditions that debt in higher rated
                                 categories.

                                 BBB: Debt rated BBB is regarded as having an
                                 adequate capacity to pay interest and repay
                                 principal. Whereas it normally exhibits
                                 adequate protection parameters, adverse
                                 economic conditions, or changing circumstances
                                 are more likely to lead to a weakened capacity
                                 to pay interest and repay principal for debt in
                                 this category than in higher-rated categories.

                                 Speculative Grade. Debt rated BB, B, CCC, CC,
                                 and C is regarded as having predominantly
                                 speculative characteristics with respect to
                                 capacity to pay interest and

                                 repay principal. BB indicates the least degree
                                 of speculation and C the highest. While such
                                 debt will likely have some quality and
                                 protective characteristics, these are
                                 outweighed by large uncertainties or major
                                 exposures to adverse conditions.

                                 BB: Debt rated BB has less near-term
                                 vulnerability to default than other speculative
                                 issues. However, it faces major ongoing
                                 uncertainties or exposure to adverse business,
                                 financial, or economic conditions which could
                                 lead to inadequate capacity to meet timely
                                 interest and principal payments. The BB rating
                                 category is also used for debt subordinated to
                                 senior debt that is assigned an actual or
                                 implied BBB-rating.

                                 B: Debt rated B has a greater vulnerability to
                                 default but currently has the capacity to meet
                                 interest payments and principal repayments.
                                 Adverse business, financial, or economic
                                 conditions will likely impair capacity or
                                 willingness to pay interest and repay
                                 principal. The B rating category is also used
                                 for debt subordinated to senior debt that is
                                 assigned an actual or implied BB or BB-rating.

                                 CCC: Debt rated CCC has a currently
                                 identifiable vulnerability to default and is
                                 dependent upon favorable business, financial,
                                 and economic conditions to meet timely payment
                                 of interest and repayment of principal. In the
                                 event of adverse business, financial or
                                 economic conditions, it is not likely to have
                                 the capacity to pay interest and repay
                                 principal. The CCC rating category is also used
                                 for debt subordinated to senior debt that is
                                 assigned an actual or implied B or B- rating.

                                 CC: The rating CC is typically applied to debt
                                 subordinated to senior debt that is assigned an
                                 actual or implied CCC rating.

                                 C: The rating C is typically applied to debt
                                 subordinated to senior debt that is assigned an
                                 actual or implied CCC-debt rating. The C rating
                                 may be used to cover a situation where a
                                 bankruptcy petition has been filed, but debt
                                 service payments are continued.

                                 CI: The rating CI is reserved for income bonds
                                 on which no interest is being paid.

                                 D: Debt rated D is in payment default. The D
                                 rating category is used when interest payments
                                 or principal payments are not made on the date
                                 due even if the applicable grace period has not
                                 expired, unless S&P believes that such payments
                                 will be made during such grace period. The D
                                 rating will also be used upon the filing of a
                                 bankruptcy petition if debt service payments
                                 are jeopardized.

                                 Plus (+) or Minus (-): The ratings from AA to
                                 CCC may be modified by the addition of a plus
                                 or minus sign to show relative standing within
                                 the major rating categories.

                                 Provisional ratings: The letter "p" indicates
                                 that the rating is provisional. A provisional
                                 rating assumes the successful completion of the
                                 project being financed by the debt being rated
                                 and indicates that payment of debt service
                                 requirements is largely or entirely dependent
                                 upon the successful and timely completion of
                                 the project. This rating, however, while
                                 addressing credit quality subsequent to
                                 completion of the project, makes no comment on
                                 the likelihood of, or the risk of default upon
                                 failure of, such completion. The investor
                                 should exercise his own judgment with respect
                                 to such likelihood and risk.

                                 r: The "r" is attached to highlight derivative,
                                 hybrid, and certain other obligations that S&P
                                 believes may experience high volatility or high
                                 variability in expected returns due to
                                 non-credit risks. Examples of such obligations
                                 are: securities whose principal or interest

                                 return is indexed to equities, commodities, or
                                 currencies: certain swaps and options; and
                                 interest-only and principal-only mortgage
                                 securities.

                                 The absence of an "r" symbol should not be
                                 taken as an indication that an obligation will
                                 exhibit no volatility or variability in total
                                 return.

                                 N.R.: Not rated.

                                 Debt obligations of issuers outside the United
                                 States and its territories are rated on the
                                 same basis as domestic corporate and municipal
                                 issues. The ratings measure the
                                 creditworthiness of the obligor but do not take
                                 into account currency exchange and related
                                 uncertainties.

                                 Commercial Paper Rating Definitions. An S&P
                                 commercial paper rating is a current assessment
                                 of the likelihood of timely payment of debt
                                 having an original maturity of no more than 365
                                 days. Ratings are graded into several
                                 categories, ranging from A for the highest
                                 quality obligations to D for the lowest. These
                                 categories are as follows:

                                 A-1: This highest category indicates that the
                                 degree of safety regarding timely payment is
                                 strong. Those issues determined to possess
                                 extremely strong safety characteristics are
                                 denoted with a plus sign (+) designation.

                                 A-2: Capacity for timely payment on issues with
                                 this designation is satisfactory. However, the
                                 relative degree of safety is not as high as for
                                 issues designated A-1.

                                 A-3: Issues carrying this designation have
                                 adequate capacity for timely payment. They are,
                                 however, more vulnerable to the adverse effects
                                 of changes in circumstances than obligations
                                 carrying the higher designations.

                                 B: Issues rated B are regarded as having only
                                 speculative capacity for timely payment.

                                 C: This rating is assigned to a short-term debt
                                 obligations with a doubtful capacity for
                                 payment.

                                 D: Debt rated D is in payment default. The D
                                 rating category is used when interest payments
                                 or principal payments are not made on the date
                                 due, even if the applicable grace period has
                                 not expired, unless S&P believes that such
                                 payments will be made during such grace period.

                                 A commercial paper rating is not a
                                 recommendation to purchase, sell or hold a
                                 security in as much as it does not comment as
                                 to market price or suitability for a particular
                                 investor. The ratings are based on current
                                 information furnished to S&P by the issuer or
                                 obtained from other sources it considers
                                 reliable. S&P does not perform an audit in
                                 connection with any rating and may, on
                                 occasion, rely on unaudited financial
                                 information. The ratings may be changed,
                                 suspended, or withdrawn as a result of changes
                                 in or unavailability of such information.

FISH: SERIES H
INVESTMENT ADVISER
Allianz Global Investors
Fund Management LLC
1345 Avenue of Americas
New York, NY 10105

INVESTMENT SUB-ADVISER
Pacific Investment
Management Company LLC
840 Newport Center Drive,
Suite 300
Newport Beach, CA 92660

ADMINISTRATOR
Allianz Global Investors
Fund Management LLC
1345 Avenue of the
Americas
New York, NY 10105

DISTRIBUTOR
Allianz Global Investors
Distributors LLC
2187 Atlantic Street
Stamford, CT 06902

CUSTODIAN
State Street Bank and
Trust Company
801 Pennsylvania Avenue
Kansas City, MO 64105

TRANSFER AGENT
Boston Financial Data
Services
330 West 9th Street
Kansas City, MO 64105

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
[__________]

LEGAL COUNSEL
Ropes & Gray LLP
One International Place
Boston, MA 02110

TRUSTEES & PRINCIPAL OFFICERS

The Portfolio's Statement of Additional Information ("SAI") and annual and semi-annual reports to shareholders include additional information about the
Portfolio. The SAI is incorporated by reference into this Prospectus, which means it are part of this Prospectus for legal purposes.

Because this Portfolio is used exclusively for separately managed accounts, FISH does not make available its SAI and shareholders report on its website for its shareholders.

You may get free copies of the SAI and the annual or semi-annual report, request other information about a Portfolio, or make inquiries by calling the
Distributor at 1-800-462-9727.

You may review and copy information about the Portfolio, including its SAI, at the Securities and Exchange Commission's Public Reference Room in Washington,
D.C. You may call the SEC at 1-202-942-8090 for information about the operation of the Public Reference Room. You may also access reports and other information about the Portfolios on the EDGAR Database on the SEC's Internet site at
http://www.sec.gov. You may get copies of this information, with payment of a duplication fee, by electronic request at the following E-mail address:
publicinfo@sec.gov, or by writing the Public Reference Section of the
Commission, Washington, D.C. 20549-0102. You may need to refer to the
Portfolios' file number under the Investment Company Act, which is 811-9721.

Robert E. Connor         Trustee
Paul Belica              Trustee
John J. Dalessandro II   Trustee
Hans W. Kertess          Trustee
John C. Maney            Trustee
William B. Ogden, IV     Trustee
R. Peter Sullivan III    Trustee
Brian S. Shlissel        President & Chief Executive Officer
Thomas J. Fuccillo       Vice President, Secretary & Chief Legal Officer
Lawrence G. Altadonna    Treasurer & Principal Financial & Accounting Officer
Youse E. Guia            Chief Compliance Officer

                               FIXED INCOME SHARES

                       STATEMENT OF ADDITIONAL INFORMATION

                                    [_____], 2007

     This Statement of Additional Information is not a prospectus, and should be read in conjunction with the prospectus of Fixed Income SHares (the "Trust") for
FISH Series H, dated [_____], 2007 and as supplemented from time to time (the
"Prospectus"). Through the Prospectus, the Trust offers shares of FISH: Series H
(the "Portfolio").

     Copies of the Prospectus, which is incorporated by reference into (and is legally a part of) this Statement of Additional Information, may be obtained free of charge at the following address and telephone number:

                               Allianz Global Investors Distributors LLC
                               2187 Atlantic Avenue
                               Stamford, Connecticut 06902
                               1-800-462-9727

                                TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----

APPENDIX A - PROXY VOTING POLICIES                                           A-1

                                    THE TRUST

          The Trust is an open-end management investment company ("mutual fund")
that currently consists of five series, four of which (FISH: Series C, FISH:
Series H, FISH: Series M, and FISH: Series R) are non-diversified and one of which (Allianz Dresdner Daily Asset Fund) is diversified. The Prospectus and this Statement of Additional Information offer shares of FISH: Series H (the
"Portfolio") only. Shares of FISH: Series C, FISH: Series M, FISH: Series R and
Allianz Dresdner Daily Asset Fund and any other future series of the Trust are offered by one or more separate prospectuses and statements of additional information.

          The Trust was organized as a Massachusetts business trust on November
3, 1999.

                       INVESTMENT OBJECTIVES AND POLICIES

          In addition to the principal investment strategies and the principal risks of the Portfolio described in the Prospectus, the Portfolio may employ other investment practices and may be subject to additional risks which are described below. Unless a strategy or policy described below is specifically prohibited by the investment restrictions listed in the Prospectus, by the investment restrictions under "Investment Restrictions" in this Statement of
Additional Information, or by applicable law, the Portfolio may engage in each of the practices described below.

          The Portfolio's investment adviser, Allianz Global Investors Fund
Management LLC ("AGIFM" or the "Adviser"), is responsible for overseeing the
Portfolio's sub-adviser and is responsible for certain of the Portfolios'
business affairs. The Portfolio's sub-adviser, Pacific Investment Management
Company LLC ("PIMCO" or the "Sub-Adviser"), is responsible for the day-to-day portfolio management of the Portfolio.

          The Portfolio may invest in securities issued by states,
municipalities and other political subdivisions, agencies, authorities and instrumentalities of states and multi-state agencies or authorities. It is a policy of the Portfolio to have at least 80% of the of its net assets invested in debt securities, the interest on which, in the opinion of bond counsel to the issuer at the time of issuance, is exempt from federal income tax ("Municipal
Bonds").

          The Portfolio may, from time to time, invest more than 25% of its total assets in Municipal Bonds of issuers in California and New York, and, if so, will be subject to the California and New York state specific risks discussed in the "Summary of Risks" section of the Prospectuses and in this
"Municipal Bonds" section of this Statement of Additional Information.

          Municipal Bonds share the attributes of debt/fixed income securities in general, but are generally issued by states, municipalities and other political subdivisions, agencies, authorities and instrumentalities of states and multi-state agencies or authorities. Specifically, California and New York
State Municipal Bonds generally are issued by or on behalf of the State of
California and New York, respectively, and their political subdivisions and financing authorities, and local governments. The Municipal Bonds which the
Portfolio may purchase include general obligation bonds and limited obligation bonds (or revenue bonds), including industrial development bonds issued pursuant to former federal tax law. General obligation bonds are obligations involving the credit of an issuer possessing taxing power and are payable from such issuer's general revenues and not from any particular source. Limited obligation bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Tax-exempt private activity bonds and industrial development bonds generally are also revenue bonds and thus are not payable from the issuer's general revenues. The credit and quality of private activity bonds and industrial development bonds are usually related to the credit of the corporate user of the facilities. Payment of interest on and repayment of principal of such bonds is the responsibility of the corporate user (and/or any guarantor).

          [Under the Internal Revenue Code of 1986, as amended (the "Internal
Revenue Code"), certain limited obligation bonds are considered "private activity bonds" and interest paid on such bonds is treated as an item of tax preference for purposes of calculating federal alternative minimum tax liability. ]

                                       1

          The Portfolio may invest in municipal lease obligations. A lease is not a full faith and credit obligation of the issuer and is usually backed only by the borrowing government's unsecured pledge to make annual appropriations for lease payments. There have been challenges to the legality of lease financing in numerous states, and, from time to time, certain municipalities have considered not appropriating money for lease payments. In deciding whether to purchase a lease obligation, the Fund will assess the financial condition of the borrower, the merits of the project, the level of public support for the project, and the legislative history of lease financing in the state. These securities may be less readily marketable than other municipals. The Portfolio may also purchase unrated lease obligations.

          The Portfolio may seek to enhance its yield through the purchase of private placements. These securities are sold through private negotiations, usually to institutions or mutual funds, and may have resale restrictions. Their yields are usually higher than comparable public securities to compensate the investor for their limited marketability. The Portfolio may not invest more than
15% of its net assets in illiquid securities, including unmarketable private placements.

          Some longer-term Municipal Bonds give the investor the right to "put"
or sell the security at par (face value) within a specified number of days following the investor's request--usually one to seven days. This demand feature enhances a security's liquidity by shortening its effective maturity and enables it to trade at a price equal to or very close to par. If a demand feature terminates prior to being exercised, the Portfolio would hold the longer-term security, which could experience substantially more volatility.

          The Portfolio may invest in municipal warrants, which are essentially call options on Municipal Bonds. In exchange for a premium, they give the purchaser the right, but not the obligation, to purchase a Municipal Bond in the future. The Portfolio might purchase a warrant to lock in forward supply in an environment where the current issuance of bonds is sharply reduced. Like options, warrants may expire worthless and they may have reduced liquidity. The
Portfolio will not invest more than 5% of its net assets in municipal warrants.

          The Portfolio may invest in Municipal Bonds with credit enhancements such as letters of credit, municipal bond insurance and Standby Bond Purchase
Agreements ("SBPAs"). Letters of credit that are issued by a third party, usually a bank, to enhance liquidity and ensure repayment of principal and any accrued interest if the underlying Municipal Bond should default. Municipal bond insurance, which is usually purchased by the bond issuer from a private, nongovernmental insurance company, provides an unconditional and irrevocable guarantee that the insured bond's principal and interest will be paid when due.
Insurance does not guarantee the price of the bond or the share price of any fund. The credit rating of an insured bond reflects the credit rating of the insurer, based on its claims-paying ability. The obligation of a municipal bond insurance company to pay a claim extends over the life of each insured bond.
Although defaults on insured Municipal Bonds have been low to date and municipal bond insurers have met their claims, there is no assurance this will continue. A higher-than-expected default rate could strain the insurer's loss reserves and adversely affect its ability to pay claims to bondholders. The number of municipal bond insurers is relatively small, and not all of them have the highest rating. An SBPA is a liquidity facility provided to pay the purchase price of bonds that cannot be re-marketed. The obligation of the liquidity provider (usually a bank) is only to advance funds to purchase tendered bonds that cannot be remarketed and does not cover principal or interest under any other circumstances. The liquidity provider's obligations under the SBPA are usually subject to numerous conditions, including the continued creditworthiness of the underlying borrower.

                                       2

          The Portfolio may invest in Residual Interest Bonds ("RIBS"), which are created by dividing the income stream provided by an underlying bond to create two securities, one short term and one long term. The interest rate on the short-term component is reset by an index or auction process normally every seven to 35 days. After income is paid on the short-term securities at current rates, the residual income goes to the long-term securities. Therefore, rising short-term interest rates result in lower income for the longer-term portion, and vice versa. An investment in RIBS typically will involve greater risk than an investment in a fixed rate bond. RIBS have interest rates that bear an inverse relationship to the interest rate on another security or the value of an index. Because increases in the interest rate on the other security or index reduce the residual interest paid on a RIB, the value of a RIB is generally more volatile than that of a fixed rate bond. RIBS have interest rate adjustment formulas that generally reduce or, in the extreme, eliminate the interest paid to the Portfolio when short-term interest rates rise, and increase the interest paid to the Portfolio when short-term interest rates fall. RIBS have varying degrees of liquidity that approximate the liquidity of the underlying bond(s), and the market price for these securities is volatile. The longer-term bonds can be very volatile and may be less liquid than other Municipal Bonds of comparable maturity. These securities will generally under perform the market of fixed rate bonds in a rising interest rate environment, but tend to outperform the market of fixed rate bonds when interest rates decline or remain relatively stable.
Although volatile, RIBS typically offer the potential for yields exceeding the yields available on fixed rate bonds with comparable credit quality, coupon, call provisions and maturity. To the extent permitted by the Portfolio's investment objective and general investment policies, the Portfolio, without limitation, may invest in RIBS.

          The Portfolio also may invest in participation interests.
Participation interests are various types of securities created by converting fixed rate bonds into short-term, variable rate certificates. These securities have been developed in the secondary market to meet the demand for short-term, tax-exempt securities. The Portfolio will invest only in securities deemed tax-exempt by a nationally recognized bond counsel, but there is no guarantee the interest will be exempt because the IRS has not issued a definitive ruling on the matter.

          Municipal Bonds are subject to credit and market risk. Generally, prices of higher quality issues tend to fluctuate less with changes in market interest rates than prices of lower quality issues and prices of longer maturity issues tend to fluctuate more than prices of shorter maturity issues.

          The Portfolio may purchase and sell portfolio investments to take advantage of changes or anticipated changes in yield relationships, markets or economic conditions. The Portfolio may also sell Municipal Bonds due to changes in PIMCO's evaluation of the issuer or cash needs resulting from redemption requests for Portfolio shares. The secondary market for Municipal Bonds typically has been less liquid than that for taxable debt/fixed income securities, and this may affect the Portfolio's ability to sell particular
Municipal Bonds at then-current market prices, especially in periods when other investors are attempting to sell the same securities.

          Prices and yields on Municipal Bonds are dependent on a variety of factors, including general money-market conditions, the financial condition of the issuer, general conditions of the Municipal Bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue.
A number of these factors, including the ratings of particular issues, are subject to change from time to time. Information about the financial condition of an issuer of Municipal Bonds may not be as extensive as that which is made available by corporations whose securities are publicly traded.

                                       3

          The Portfolio may purchase custodial receipts representing the right to receive either the principal amount or the periodic interest payments or both with respect to specific underlying Municipal Bonds. In a typical custodial receipt arrangement, an issuer or third party owner of Municipal Bonds deposits the bonds with a custodian in exchange for two classes of custodial receipts.
The two classes have different characteristics, but, in each case, payments on the two classes are based on payments received on the underlying Municipal
Bonds. In no event will the aggregate interest paid with respect to the two classes exceed the interest paid by the underlying Municipal Bond. Custodial receipts are sold in private placements. The value of a custodial receipt may fluctuate more than the value of a Municipal Bond of comparable quality and maturity.

          Obligations of issuers of Municipal Bonds are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors. Congress or state legislatures may seek to extend the time for payment of principal or interest, or both, or to impose other constraints upon enforcement of such obligations. There is also the possibility that as a result of litigation or other conditions, the power or ability of issuers to meet their obligations for the payment of interest and principal on their Municipal Bonds may be materially affected or their obligations may be found to be invalid or unenforceable. Such litigation or conditions may from time to time have the effect of introducing uncertainties in the market for
Municipal Bonds or certain segments thereof, or of materially affecting the credit risk with respect to particular bonds. Adverse economic, business, legal or political developments might affect all or a substantial portion of the
Portfolio's Municipal Bonds in the same manner. The following summarizes information drawn from official statements, and other public documents available relating to issues potentially affecting securities offerings of issuers domiciled in the states of California and New York. PIMCO has not independently verified the information, but has no reason to believe that it is substantially different.

          CALIFORNIA. The Portfolio may be particularly affected by political, economic or regulatory developments affecting the ability of California issuers to pay interest or repay principal. Provisions of the California Constitution and State statutes that limit the taxing and spending authority of California governmental entities may impair the ability of California governmental issuers to maintain debt service on their obligations. Future California political and economic developments, constitutional amendments, legislative measures, executive orders, administrative regulations, litigation and voter initiatives could have an adverse effect on the debt obligations of California issuers. The information set forth below constitutes only a brief summary of a number of complex factors which may impact issuers of California Municipal Bonds. The information is derived from sources that are generally available to investors, including information promulgated by the State's Department of Finance, the
State's Treasurer's Office, and the Legislative Analyst's Office. Such
information has not been independently verified by the Portfolio, and the
Portfolio assume no responsibility for the completeness or accuracy of such information. The information is intended to give recent historical description and is not intended to indicate future or continuing trends in the financial or other positions of California. It should be noted that the financial strength of local California issuers and the creditworthiness of obligations issued by local
California issuers is not directly related to the financial strength of the
State or the creditworthiness of obligations issued by the State, and there is no obligation on the part of the State to make payment on such local obligations in the event of default.

          Certain debt obligations held by the Portfolio may be obligations of issuers that rely in whole or in substantial part on California state government revenues for the continuance of their operations and payment of their obligations. Whether and to what extent the California Legislature will continue to appropriate a portion of the State's General Portfolio to counties, cities and their various entities, which do depend upon State government appropriations, is not entirely certain. To the extent local entities do not receive money from the state government to pay for their operations and services, their ability to pay debt service on obligations held by the Portfolio may be impaired.

          Certain tax-exempt securities in which the Portfolio may invest may be obligations payable solely from the revenues of specific institutions, or may be secured by specific properties, which are subject to provisions of California law that could adversely affect the holders of such obligations. For example, the revenues of California health care institutions may be subject to state laws, and California law limits the remedies of a creditor secured by a mortgage or deed of trust on real property.

                                       4

          With a gross state product of over $1.6 trillion in 2005, California's economy is the largest state economy in the United States. In addition to its size, California's economy is diverse, with no industry sector accounting for more than one-quarter of the State's output. While California's economy is broad, it does have major concentrations in high technology, aerospace and defense-related manufacturing, entertainment, real estate and financial services, and may be sensitive to economic factors affecting those industries.
One example of such potential sensitivity occurred from mid-1990 to late 1993, when the State suffered a recession. Construction, manufacturing (especially aerospace), and financial services, among others, were all severely affected, particularly in Southern California. More recently, reflective of the nationwide economic slowdown, the high technology sector of the State's economy entered a cyclical downturn that it only recently emerged from.

          A series of reports after the start of the 2001-02 Fiscal Year indicated that both the national and the State economies entered a recession starting in 2001. In California, the impact was particularly felt in the high technology sector centered in the Bay Area/Silicon Valley, in the construction sector and in exports. The tragic events of September 11, 2001 exacerbated the impact of the weakened economy, especially on tourism-related industries and locations. Since the latter half of 2003, however, California's economy has been improving. The California Legislative Analyst's Office ("CLAO") predicts an expanding economy and strengthening revenues for the near future. Economic growth in California mirrored that of the rest of the nation in 2005, growing in the first three quarters with a slowdown in the fourth due to the rippling economic affects of hurricane Katrina. The CLAO expects continued growth in the near future although at a slightly slower pace than the rest of the nation. This slower pace is attributed to the concentrentaion of post-hurricane Katrina rebuilding in the southern U.S. that is expected to boost the overall U.S.
economy by 0.3 percent. However, by 2008, the CLAO expects economic growth in
California to exceed the national growth rate. From April 2005 to April 2006
California non-farm payroll employment increased by 215,700, a 1.5% increase in the number of jobs. Both 2004 and 2005 also saw job growth with an increase in non-farm employment of 262,300 and 81,400, respectively. In 2004, the California
Bay Area began to gain jobs for the first time in almost four years, a trend that has continued through April of 2006. According to the State, personal income grew by an estimate of 6.3% in 2005 and is forecasted to grow by 5.7% in
2006. Total revenues for the State of California in 2005-2006 are expected to be
$92.5 billion, 12% above 2004-05 figures.

          California has experienced difficulties with the supply and price of electricity and natural gas in much of the State since mid-2000, which are likely to continue as energy prices continue to rise. California's difficulties with energy supplies could pose serious risks to the State's economy. The State instituted rolling electricity blackouts in 2001 and remains braced for anticipated energy shortages as well as increased energy costs. Former Governor
Gray Davis directed the Department of Water Resources ("DWR") to enter into contracts and arrangements for the purchase and sale of electric power as necessary to assist in mitigating the effects of the emergency (the "Power
Supply Program"). The Power Supply Program was also implemented under legislation enacted in 2001 (the "Power Supply Act") and by orders of the
California Public Utilities Commission ("CPUC"). The Power Supply Act provided that the State funds advanced for energy purchases would be repaid by the issuance of revenue bonds, to be financed through ratepayer revenue in future years.

          Under the Power Supply Act, the DWR has the sole authority to determine and present to the CPUC its revenue requirements, although they must be just and reasonable. The CPUC is required to set electric rates at a level sufficient to meet the DWR's revenue requirements, which include the cost of debt service and the cost of the State's power purchaser program. Effective
January 1, 2003, the DWR no longer purchases power, except power provided under the terms of its existing contracts. However, the DWR retains the legal and financial responsibility for the existing contracts until such time as there is complete assignment of the contracts and release of DWR. The severity and long-term impact of energy supply problems on the State's economy is difficult to predict, but any future significant interruptions in energy supply or rate increases could adversely affect California's economy. Governor Arnold
Schwarzenegger, who replaced Gray Davis as governor following the successful recall effort in 2003, has pushed to allow large-scale power users to obtain competitive rates through direct access to power producers. In his 2006-07 budget proposal, Gov. Schwarzenegger proposed a reorganization of the state's energy regulatory scheme into a single department.

                                       5

          In March 2004, voters approved Proposition 57, the California Economic
Recovery Bond Act, authorizing the issuance of up to $15 billion in bonds to finance the State's negative General Fund balance ("ERBs"). Under the Act, the
State is not be permitted to use more than $15 billion of net proceeds of any bonds issued to address the inherited debt. The ERBs replace the previously authorized "Fiscal Recovery Bonds."

          The repayment of the ERBs are secured by a pledge of revenues from an increase in the State's share of the sales and use tax of 0.25 percent starting
July 1, 2004, which are deposited in the Fiscal Recovery Fund. Local governments' shares of the sales and use tax is expected to decreased by a commensurate amount. These new sales and use tax rates will automatically revert to previous levels as soon as the ERBs are repaid. The repayment of the ERBs may be accelerated with transfers from the State's Budget Stabilization Fund, as specified in the Balanced Budget Amendment. In the event the dedicated revenue falls short, the State also would pledge its full faith and credit by using
General Fund revenues to repay the debt service. As of May 31, 2006 California's net tax supported debt is $58 billion. This outstanding debt includes $10 billion in ERB's, $38.3 billion of outstanding state general obligation bonds,
$6.5 billion of general fund supported lease revenue bonds, and $3.2 billion of general fund enhanced tobacco settlement bonds. Moody's Investor Services, Inc.
("Moody's") does not consider this debt burden a credit concern. Governor
Schwarzenegger's revised 2006-07 budget released in May of 2006 proposes to prepay $1 billion more in ERB's then originally anticipated which he projects will fully repay the ERB's by 2008-09, one year ahead of schedule.

          Also in March 2004, voters approved Proposition 58, which amended the
California State Constitution to require balanced budgets in the future, yet this has not prevented the government from enacting budgets that rely on borrowing. Proposition 58 requires the State to contribute to a special reserve of 1% of revenues in 2006-07, 2% in 2007-08, and 3% in subsequent years. This special reserve is used to repay the ERBs and provide a "rainy-day" fund for future economic downturns or natural disasters. The amendment allows the
Governor to declare a fiscal emergency whenever he or she determines that
General Fund revenues will decline below budgeted expenditures, or expenditures will increase substantially above available resources. Finally, it requires the
State legislature to take action on legislation proposed by the Governor to address fiscal emergencies.

          In November, 2004, voters approved Proposition 60A, which dedicates proceeds from sale of surplus property purchased with General Fund monies to payment of principal and interest on ERB's approved in March 2004 by Proposition
57. This will likely accelerate repayment, by a few months, of these bonds.

          In the face of higher then expected revenues in early 2006, Governor
Schwarzenegger's revised 2006-07 budget proposal provides for a 9.1% increase in
General Fund spending in fiscal 2007 over the previous year. This budget includes a large operating shortfall, reflecting the Governor's proposals to prepay over $3 billion in budgetary debt owed in future years.

          As of May 2006, California's general obligation bonds were assigned ratings of A+, A1, and A by Standard & Poor's Rating Services ("S&P"), Moody's
and Fitch Ratings ("Fitch"), respectively. Moody's upgraded California's rating in May 2006, citing an established trend of recovery in California's economy and increased tax revenues. Moody's also increased its ratings outlook from stable to positive. S&P increased its rating in May 2006 as well. S&P cited strong economic performance and a surge in revenue as the reasons behind its ratings increase. Fitch has upgraded its previous negative outlook regarding
California's bonds because of its improved economic and revenue performance. The agencies continue to monitor the state's budget deliberations closely to determine whether or not to alter the current ratings. It should be recognized that these ratings are not an absolute standard of quality, but rather general indicators. Such ratings reflect only the view of the originating rating agencies, from which an explanation of the significance of such ratings may be obtained. There is no assurance that a particular rating will continue for any given period of time or that any such rating will not be revised downward or withdrawn entirely if, in the judgment of the agency establishing the rating, circumstances so warrant. A downward revision or withdrawal of such ratings, or either of them, may have an effect on the market price of the State Municipal
Obligations in which the Fund invests.

                                       6

          Revenue bonds represent both obligations payable from State revenue-producing enterprises and projects, which are not payable from the
General Fund, and conduit obligations payable only from revenues paid by private users of facilities financed by such revenue bonds, are liable. Such enterprises and projects include transportation projects, various public works and exposition projects, educational facilities (including the California State
University and University of California systems), housing, health facilities, and pollution control facilities.

          The State is party to numerous legal proceedings, many of which normally occur in governmental operations and which, if decided against the
State, might require the State to make significant future expenditures or impair future revenue sources.

          Constitutional and statutory amendments as well as budget developments may affect the ability of California issuers to pay interest and principal on their obligations. The overall effect may depend upon whether a particular
California tax-exempt security is a general or limited obligation bond and on the type of security provided for the bond. It is possible that measures affecting the taxing or spending authority of California or its political subdivisions may be approved or enacted in the future.

          NEW YORK. The Portfolio may be affected by economic or regulatory developments, affecting the ability of New York tax-exempt issuers to pay interest or repay principal. Investors should be aware that certain issuers of
New York tax-exempt securities have at times experienced serious financial difficulties. A reoccurrence of these difficulties may impair the ability of certain New York issuers to maintain debt service on their obligations. The following information provides only a brief summary of the complex factors affecting the financial situation in New York and is derived from sources that are generally available to investors. The information is intended to give a recent historical description and is not intended to indicate future or continuing trends in the financial or other positions of New York. It should be noted that the creditworthiness of obligations issued by local New York issuers may be unrelated to the creditworthiness of obligations issued by New York city and state agencies, and that there is no obligation on the part of New York
State to make payment on such local obligations in the event of default.

          The events of September 11, 2001 had a significant impact upon the New
York State economy and more directly on that of New York City. Prior to
September 11, the nation's and the State's economies had been weakening and the loss of over seventy thousand jobs in New York City as a direct result of
September 11 produced material budgetary pressures including increased budget gaps for New York City and reductions to the State surpluses.

                                       7

          New York State has historically been one of the wealthiest states in the nation, maintaining the second largest economy in the United States. For decades, however, the State's economy grew more slowly than that of the nation as a whole, gradually eroding the State's relative economic affluence, as urban centers lost the more affluent to the suburbs and people and businesses migrated to the South and the West. While the growth of New York State's economy has equaled or exceeded national trends, the events of September 11 and the corporate governance scandals resulted in a much sharper downturn than the rest of the nation. However, the New York State economy has emerged from recession and is experiencing its third year of recovery. Growth appears to have peaked in
2005 and, while continued growth is projected in 2006, growth is extpected to slow in the future.

          Relative to other states, New York State has for many years imposed a very high state and local tax burden on residents. The burden of state and local taxation in combination with the many other causes of regional economic dislocation, has contributed to the decisions of some businesses and individuals to relocate outside of, or not locate within New York. The economic and financial condition of the State also may be affected by various financial, social, economic and political factors. For example, the securities industry is more central to New York's economy than to the national economy, therefore any significant decline in stock market performance could adversely affect the
State's income and employment levels. Furthermore, such social, economic and political factors can be very complex, may vary from year to year and can be the result of actions taken not only by the State and its agencies and instrumentalities, but also by entities, such as the Federal government, that are not under the control of the State.

          The fiscal stability of New York State is related to the fiscal stability of the State's municipalities, its agencies and authorities (which generally finance, construct and operate revenue-producing public benefit facilities). This is due in part to the fact that agencies, authorities and local governments in financial trouble often seek State financial assistance.
The experience has been that if New York City or any of its agencies or authorities suffers serious financial difficulty, then the ability of the State,
New York City, the State's political subdivisions, agencies and authorities to obtain financing in the public credit markets, and the market price of outstanding New York tax-exempt securities, is adversely affected.

          On February 12, 2004, the Office of the State Deputy Comptroller
issued a report that concluded that New York City had overcome its most serious fiscal challenge since the 1970s. New York City ended FY 2004 with a substantial budget surplus which continued into 2005. At the end of FY 2005 New York City had a record surplus of $3.5 billion fueled by rising revenues. In a report released in February 2006 the Office of the State Comptroller projected a budget surplus of $3.3 billion for FY 2006. The City of New York Executive Budget for
the Fiscal Year 2007 provides for a balanced budget of $52.7 billion, $2.3 billion higher than the 2006 forecast and projects an operating surplus of $3.4 billion, used to help balance the budget. The budget also predicts significant budget gaps for Fiscal Year 2008 and beyond.

          On April 26, 2005 the New York State Legislature and Governor Pataki
finalized the enacted budget for 2006-07. This budget of approximately $112.5 billion represents an annual spending increase of 7.8% over the 2005-06 fiscal year. However, it is predicated on an ever-increasing level of non-recurring resources--using one-time resources to pay for ongoing costs. The Office of the
State Comptroller believes this practice only prolongs the State's fiscal instability since a solution to the greater problems is delayed for another fiscal year as this budget increases out-year gaps, debt, and non-recurring resources. The 2006-07 budget relies upon an increase in outstanding debt of $10 billion over the previous year's budget. By 2010-11, the State is projected to have over $56.6 billion in outstanding debt, representing a 16.8% increase from
2005 and a 103% increase from 1995.

                                       8

          State actions affecting the level of receipts and disbursements, the relative strength of the State and regional economies and actions of the federal government may create budget gaps for the State. In FY 2007-08 and 2008-09 the state expects $3.7 and $4.3 billion General Fund budget gaps, respectively.
These gaps may result from significant disparities between recurring revenues and the costs of maintaining or increasing the level of spending for State programs. To address a potential imbalance in any given fiscal year, the State would be required to take actions to increase receipts and/or reduce disbursements as it enacts the budget for that year. Under the State constitution, the governor is required to propose a balanced budget each year.
There can be no assurance, however, that the legislature will enact the governor's proposals or that the State's actions will be sufficient to preserve budgetary balance in a given fiscal year or to align recurring receipts and disbursements in future fiscal years. According to the State Comptroller, the
2006-07 enacted budget does not take steps to decrease the reliance on funding state priorities with debt.

          The fiscal stability of the State is related to the fiscal stability of its public authorities. Authorities have various responsibilities, including those that finance, construct and/or operate revenue-producing public facilities. Authorities are not subject to the constitutional restrictions on the incurrence of debt that apply to the State itself, and may issue bonds and notes within the amounts and restrictions set forth in their legislative authorization.

          Authorities are generally supported by revenues generated by the projects financed or operated, such as tolls charged for use of highways, bridges or tunnels, charges for electric power, electric and gas utility services, rentals charged for housing units and charges for occupancy at medical care facilities. In addition, State legislation authorizes several financing techniques for authorities. Also, there are statutory arrangements providing for
State local assistance payments otherwise payable to localities, to be made under certain circumstances directly to the authorities. Although the State has no obligation to provide additional assistance to localities whose local assistance payments have been paid to authorities under these arrangements, if local assistance payments are diverted the affected localities could seek additional State assistance. Some authorities also receive monies from State appropriations to pay for the operating costs of certain of their programs.

          As of May 2006, S&P, Fitch and Moody's had given New York State's general obligation bonds ratings of AA,AA-, and Aa3. In giving its rating, S&P cited continued improvement and expansion in the economy, conservative budget management, and improved debt and capital planning management. Such ratings reflect only the view of the originating rating agencies, from which an explanation of the significance of such ratings may be obtained. There is no assurance that a particular rating will continue for any given period of time or that any such rating will not be revised downward or withdrawn entirely if, in the judgment of the agency originally establishing the rating, circumstances so warrant. A downward revision or withdrawal of such ratings, or either of them, may have an effect on the market price of the State municipal obligations in which the Portfolio invests.

          Over the long term, New York State and New York City may face potential economic problems. The economic outlook for New York City continues to be generally favorable but decreases, especially in consumer spending, could pose a threat to those forecasts. New York City accounts for a large portion of the State's population and personal income, and New York City's financial health affects the State in numerous ways. New York City continues to require significant financial assistance from the State and depends on State aid to both enable it to balance its budget and to meet its cash requirements. The State could also be affected by the ability of the City to market its securities successfully in the public credit markets as well as by shifts upward or downward in the State's real estate market.

                                       9

MORTGAGE-RELATED AND OTHER ASSET-BACKED SECURITIES

          The Portfolio may invest in mortgage-related securities, and in other asset-backed securities (unrelated to mortgage loans) that are offered to investors currently or in the future. Mortgage-related securities are interests in pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations.
The value of some mortgage-related or asset-backed securities in which the
Portfolio invests may be particularly sensitive to changes in prevailing interest rates, and, like other fixed income investments, the ability of the
Portfolio to successfully utilize these instruments may depend in part upon the ability of the Sub-Adviser to forecast interest rates and other economic factors correctly. See "Mortgage Pass-Through Securities" below. The Portfolio may also invest in debt securities which are secured with collateral consisting of mortgage-related securities (see "Collateralized Mortgage Obligations"), and in
other types of mortgage-related and asset-backed securities.

          MORTGAGE PASS-THROUGH SECURITIES. Mortgage pass-through securities are securities representing interests in "pools" of mortgage loans secured by residential or commercial real property. Interests in pools of mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their residential or commercial mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs which may be incurred. Some mortgage-related securities (such as securities issued by the
Government National Mortgage Association or "Ginnie Mae") are described as
"modified pass-through." These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment.

          The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective maturity of the security beyond what was

                                       10

anticipated at the time of purchase. Early repayment of principal on some mortgage-related securities (arising from prepayments of principal due to sale of the underlying property, refinancing, or foreclosure, net of fees and costs which may be incurred) may expose the Portfolio to a lower rate of return upon reinvestment of principal. Also, if a security subject to prepayment has been purchased at a premium, the value of the premium would be lost in the event of prepayment. Like other fixed income securities, when interest rates rise, the value of a mortgage-related security generally will decline; however, when interest rates are declining, the value of mortgage-related securities with prepayment features may not increase as much as other fixed income securities.
To the extent that unanticipated rates of prepayment on underlying mortgages increase the effective maturity of a mortgage-related security, the volatility of such security can be expected to increase.

          Payment of principal and interest on some mortgage pass-through securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of the U.S. Government (in the case of securities guaranteed by Ginnie Mae) or guaranteed by agencies or instrumentalities of the U.S. Government (in the case of securities guaranteed by the Federal National Mortgage Association ("Fannie Mae") or the Federal Home
Loan Mortgage Corporation ("Freddie Mac")). The principal governmental guarantor of mortgage-related securities is Ginnie Mae. Ginnie Mae is a wholly-owned U.S.
Government corporation within the Department of Housing and Urban Development.
Ginnie Mae is authorized to guarantee, with the full faith and credit of the
U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by Ginnie Mae (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of mortgages insured by the Federal Housing Administration (the "FHA"), or
guaranteed by the Department of Veterans Affairs (the "VA").

          Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include Fannie Mae and Freddie Mac. Fannie Mae is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development.
Fannie Mae purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks, and credit unions and mortgage bankers. Pass-through securities issued by Fannie Mae are guaranteed as to timely payment of principal and interest by Fannie Mae but are not backed by the full faith and credit of the U.S. Government. Instead, they are supported only by the discretionary authority of the U.S. Government to purchase the agency's obligations.

          Freddie Mac was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. It is a government-sponsored corporation formerly owned by the twelve Federal Home Loan
Banks and now owned entirely by private stockholders. Freddie Mac issues
Participation Certificates ("PCs") which represent interests in conventional mortgages from Freddie Mac's national portfolio. Freddie Mac guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government. Instead, they are supported only by the discretionary authority of the U.S. Government to purchase the agency's obligations.

          Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities.
Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit, which may be issued by governmental entities, private insurers or the mortgage poolers. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. Such insurance and guarantees, and the creditworthiness of the issuers thereof, will be considered in determining whether a mortgage-related security meets the Portfolio's investment quality standards. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements.
The Portfolio may buy mortgage-related securities without insurance or guarantees if,

                                       11

through an examination of the loan experience and practices of the originator/servicers and poolers, the Sub-Adviser determines that the securities meet the Portfolio's quality standards. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable. The Portfolio will not purchase mortgage-related securities or any other assets which in the Sub-Adviser's opinion are illiquid if, as a result, more than 15% of the value of the
Portfolio's net assets (taken at market value at the time of investment) will be invested in illiquid securities.

          Mortgage-related securities that are issued or guaranteed by the U.S.
Government, its agencies or instrumentalities, are not subject to the
Portfolio's industry concentration restrictions, see "Investment Restrictions,"
by virtue of the exclusion from that test available to all U.S. Government securities. In the case of privately issued mortgage-related securities, the
Portfolio takes the position that mortgage-related securities do not represent interests in any particular "industry" or group of industries. The assets underlying such securities may be represented by the Portfolio of first lien residential mortgages (including both whole mortgage loans and mortgage participation interests) or portfolios of mortgage pass-through securities issued or guaranteed by Ginnie Mae, Fannie Mae or Freddie Mac. Mortgage loans underlying a mortgage-related security may in turn be insured or guaranteed by the FHA or the VA. In the case of private issue mortgage-related securities whose underlying assets are neither U.S. Government securities nor U.S.
Government-insured mortgages, to the extent that real properties securing such assets may be located in the same geographical region, the security may be subject to a greater risk of default than other comparable securities in the event of adverse economic, political or business developments that may affect such region and, ultimately, the ability of residential homeowners to make payments of principal and interest on the underlying mortgages.

          COLLATERALIZED MORTGAGE OBLIGATIONS ("CMOS"). A CMO is a hybrid between a mortgage-backed bond and a mortgage pass-through security. Similar to a bond, interest and prepaid principal is paid, in most cases, on a monthly basis. CMOs may be collateralized by whole mortgage loans, but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by Ginnie Mae, Fannie Mae, or Freddie Mac, and their income streams.

          CMOs are structured into multiple classes, each bearing a different stated maturity. Actual maturity and average life will depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes receive principal only after the first class has been retired. An investor is partially guarded against a sooner than desired return of principal because of the sequential payments.

          In a typical CMO transaction, a corporation ("issuer") issues multiple series (e.g., A, B, C, Z) of CMO bonds ("Bonds"). Proceeds of the Bond offering are used to purchase mortgages or mortgage pass-through certificates
("Collateral"). The Collateral is pledged to a third party trustee as security for the Bonds. Principal and interest payments from the Collateral are used to pay principal on the Bonds in the order A, B, C, Z. The Series A, B, and C Bonds all bear current interest. Interest on the Series Z Bond is accrued and added to principal and a like amount is paid as principal on the Series A, B, or C Bond currently being paid off. When the Series A, B, and C Bonds are paid in full, interest and principal on the Series Z Bond begin to be paid currently. With some CMOs, the issuer serves as a conduit to allow loan originators (primarily builders or savings and loan associations) to borrow against their loan portfolios.

          FREDDIE MAC COLLATERALIZED MORTGAGE OBLIGATIONS. Freddie Mac CMOs are
debt obligations of Freddie Mac issued in multiple classes having different maturity dates which are secured by the pledge of a pool of conventional mortgage loans purchased by Freddie Mac. Unlike Freddie Mac PCs, payments of principal and interest on the CMOs are made semi-annually, as opposed to monthly. The amount of principal payable on each semi-annual payment date is determined in accordance with Freddie Mac's mandatory sinking fund schedule, which in turn, is equal to approximately 100% of FHA prepayment experience applied to the mortgage collateral pool. All sinking fund payments in the CMOs are allocated to the retirement of the individual classes of bonds in the order of

                                       12

their stated maturities. Payment of principal on the mortgage loans in the collateral pool in excess of the amount of Freddie Mac's minimum sinking fund obligation for any payment date are paid to the holders of the CMOs as additional sinking fund payments. Because of the "pass-through" nature of all principal payments received on the collateral pool in excess of Freddie Mac's minimum sinking fund requirement, the rate at which principal of the CMOs is actually repaid is likely to be such that each class of bonds will be retired in advance of its scheduled maturity date.

          If collection of principal (including prepayments) on the mortgage loans during any semi-annual payment period is not sufficient to meet Freddie
Mac's minimum sinking fund obligation on the next sinking fund payment date,
Freddie Mac agrees to make up the deficiency from its general funds.

          Criteria for the mortgage loans in the pool backing the Freddie Mac
CMOs are identical to those of Freddie Mac PCs. Freddie Mac has the right to substitute collateral in the event of delinquencies and/or defaults.

          COMMERCIAL MORTGAGE-BACKED SECURITIES. Commercial Mortgage-Backed
Securities include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. The market for commercial mortgage-backed securities developed more recently and in terms of total outstanding principal amount of issues is relatively small compared to the market for residential single-family mortgage-backed securities. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. Commercial mortgage-backed securities may be less liquid and exhibit greater price volatility than other types of mortgage- or asset-backed securities.

          OTHER MORTGAGE-RELATED SECURITIES. Other mortgage-related securities include securities other than those described above that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, including mortgage dollar rolls, CMO residuals or stripped mortgage-backed securities ("SMBS"). Other mortgage-related securities may be equity or debt securities issued by agencies or instrumentalities of the U.S.
Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks, partnerships, trusts and special purpose entities of the foregoing.

          STRIPPED MORTGAGE-BACKED SECURITIES. SMBS are derivative multi-class mortgage securities. SMBS may be issued by agencies or instrumentalities of the
U.S. Government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

          SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or
"IO" class), while the other class will receive all of the principal (the principal-only or "PO" class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on the Portfolio's yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Portfolio may fail to recoup some or all of its initial investment in these securities even if the security is in one of the highest rating categories.

          Although SMBS are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, these securities were developed fairly recently. As a result, established trading markets have not yet developed and, accordingly, these securities may be deemed
"illiquid" and subject to the Portfolio's limitations on investment in illiquid securities.

                                       13

          COLLATERALIZED DEBT OBLIGATIONS. The Portfolio may invest in collateralized debt obligations ("CDOs"), which include collateralized bond obligations ("CBOs"), collateralized loan obligations ("CLOs") and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. CDOs may charge management fees and administrative expenses.

          For both CBOs and CLOs, the cashflows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the "equity" tranche, which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche from a CBO trust or CLO trust typically have higher ratings and lower yields than their underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CBO or CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CBO or CLO securities as a class.

          The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Portfolio invests.
Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CDOs may be characterized by the Portfolio as illiquid securities. However, an active dealer market may exist for CDOs allowing a CDO to qualify for Rule 144A transactions. In addition to the normal risks associated with fixed income securities discussed elsewhere in this Statement of Additional Information and the Prospectus (e.g., interest rate risk and credit risk), CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments;
(ii) the quality of the collateral may decline in value or default; (iii) the
Portfolio may invest in CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

          OTHER ASSET-BACKED SECURITIES. Similarly, the Adviser and Sub-Adviser
expect that other asset-backed securities (unrelated to mortgage loans) will be offered to investors in the future and may be purchased by the Portfolio.
Several types of asset-backed securities have already been offered to investors, including Certificates for Automobile Receivables(SM) ("CARS(SM)"). CARS(SM)
represent undivided fractional interests in a trust whose assets consist of a pool of motor vehicle retail installment sales contracts and security interests in the vehicles securing the contracts. Payments of principal and interest on
CARS(SM) are passed through monthly to certificate holders, and are guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with the trustee or originator of the trust. An investor's return on CARS(SM) may be affected by early prepayment of principal on the underlying vehicle sales contracts. If the letter of credit is exhausted, the trust may be prevented from realizing the full amount due on a sales contract because of state law requirements and restrictions relating to foreclosure sales of vehicles and the obtaining of deficiency judgments following such sales or because of depreciation, damage or loss of a vehicle, the application of federal and state bankruptcy and insolvency laws, or other factors. As a result, certificate holders may experience delays in payments or losses if the letter of credit is exhausted.

          Consistent with their investment objectives and policies, the
Portfolio also may invest in other types of asset-backed securities.

INFLATION-INDEXED BONDS

          The Portfolio may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. Two structures are common. The U.S. Treasury and some other issuers use a structure that accrues inflation into the principal value of the bond. Most other issuers pay out the Consumer Price Index ("CPI")
accruals as part of a semiannual coupon.

                                       14

          Inflation-indexed securities issued by the U.S. Treasury have maturities of approximately five, ten or thirty years, although it is possible that securities with other maturities will be issued in the future. The U.S.
Treasury securities pay interest on a semi-annual basis equal to a fixed percentage of the inflation-adjusted principal amount. For example, if the
Portfolio purchased an inflation-indexed bond with a par value of $1,000 and a
3% real rate of return coupon (payable 1.5% semi-annually), and the rate of inflation over the first six months was 1%, the mid-year par value of the bond would be $1,010 and the first semi-annual interest payment would be $15.15
($1,010 times 1.5%). If inflation during the second half of the year resulted in the whole year's inflation equaling 3%, the end-of-year par value of the bond would be $1,030 and the second semi-annual interest payment would be $15.45
($1,030 times 1.5%).

          If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of a U.S. Treasury inflation-indexed bond, even during a period of deflation, although the inflation-adjusted principal received could be less than the inflation-adjusted principal that had accrued to the bond at the time of purchase. However, the current market value of the bonds is not guaranteed and will fluctuate. The Portfolio may also invest in other inflation-related bonds which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

          The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation.
Therefore, if the rate of inflation rises at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds.

          While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond's inflation measure.

          The periodic adjustment of U.S. inflation-indexed bonds is tied to the
Consumer Price Index for All Urban Consumers ("CPI-U"), which is not seasonably adjusted and which is calculated monthly by the U.S. Bureau of Labor Statistics.
The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index calculated by that government. There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States.

          Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

BANK OBLIGATIONS

          Bank obligations in which the Portfolio may invest include certificates of deposit, bankers' acceptances, and fixed time deposits.
Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers' acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity.
Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the

                                       15

obligation. There are no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party, although there is no market for such deposits. The Portfolio will not invest in fixed time deposits which (1) are not subject to prepayment or (2) provide for withdrawal penalties upon prepayment (other than overnight deposits) if, in the aggregate, more than 15% of its net assets (taken at market value at the time of investment) would be invested in such deposits, repurchase agreements maturing in more than seven days and other illiquid assets. Subject to the Portfolio's limitation on concentration of no more than 25% of its assets in the securities of issuers in a particular industry, there is no limitation on the amount of the
Portfolio's assets which may be invested in obligations of foreign banks which meet the conditions set forth herein.

          Obligations of foreign banks involve somewhat different investment risks than those affecting obligations of U.S. banks, including the possibilities that their liquidity could be impaired because of future political and economic developments, that their obligations may be less marketable than comparable obligations of U.S. banks, that a foreign jurisdiction might impose withholding taxes on interest income payable on those obligations, that foreign deposits may be seized or nationalized, that foreign governmental restrictions such as exchange controls may be adopted which might adversely affect the payment of principal and interest on those obligations and that the selection of those obligations may be more difficult because there may be less publicly available information concerning foreign banks and the accounting, auditing and financial reporting standards, practices and requirements applicable to foreign banks may differ from those applicable to U.S. banks. Foreign banks are not generally subject to examination by any U.S. Government agency or instrumentality.

LOAN PARTICIPATIONS

          The Portfolio may purchase participations in commercial loans. Such indebtedness may be secured or unsecured. Loan participations typically represent direct participation in a loan to a corporate borrower, and generally are offered by banks or other financial institutions or lending syndicates. The
Portfolio may participate in such syndications, or can buy part of a loan, becoming a part lender. When purchasing loan participations, the Portfolio assumes the credit risk associated with the corporate borrower and may assume the credit risk associated with an interposed bank or other financial intermediary. The participation interests in which the Portfolio may invest may not be rated by any nationally recognized rating service.

          A loan is often administered by an agent bank acting as agent for all holders. The agent bank administers the terms of the loan, as specified in the loan agreement. In addition, the agent bank is normally responsible for the collection of principal and interest payments from the corporate borrower and the apportionment of these payments to the credit of all institutions which are parties to the loan agreement. Unless, under the terms of the loan or other indebtedness, the Portfolio has direct recourse against the corporate borrower, the Portfolio may have to rely on the agent bank or other financial intermediary to apply appropriate credit remedies against a corporate borrower.

          A financial institution's employment as agent bank might be terminated in the event that it fails to observe a requisite standard of care or becomes insolvent. A successor agent bank would generally be appointed to replace the terminated agent bank, and assets held by the agent bank under the loan agreement should remain available to holders of such indebtedness. However, if assets held by the agent bank for the benefit of the Portfolio were determined to be subject to the claims of the agent bank's general creditors, the Portfolio might incur certain costs and delays in realizing payment on a loan or loan participation and could suffer a loss of principal and/or interest. In situations involving other interposed financial institutions (e.g., an insurance company or governmental agency) similar risks may arise.

          Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the corporate borrower for payment of principal and interest. If the Portfolio does not receive scheduled interest or principal payments on such indebtedness, the Portfolio's share price and yield could be adversely affected. Loans that are fully secured offer the Portfolio more protection than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower's obligation, or that the collateral can be liquidated.

                                       16

          The Portfolio may invest in loan participations with credit quality comparable to that of issuers of its securities investments. Indebtedness of companies whose creditworthiness is poor involves substantially greater risks, and may be highly speculative. Some companies may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Consequently, when investing in indebtedness of companies with poor credit, the Portfolio bears a substantial risk of losing the entire amount invested.

          The Portfolio limits the amount of its total assets that it will invest in issuers within the same industry (see "Investment Restrictions"). For purposes of these limits, the Portfolio generally will treat the corporate borrower as the "issuer" of indebtedness held by the Portfolio. In the case of loan participations where a bank or other lending institution serves as a financial intermediary between the Portfolio and the corporate borrower, if the participation does not shift to the Portfolio the direct debtor-creditor relationship with the corporate borrower, Securities and Exchange Commission
("SEC") interpretations currently require the Portfolio to treat both the lending bank or other lending institution and the corporate borrower as
"issuers." Treating a financial intermediary as an issuer of indebtedness may restrict the Portfolio's ability to invest in indebtedness related to a single financial intermediary, or a group of intermediaries engaged in the same industry, even if the underlying borrowers represent many different companies and industries.

          Loans and other types of direct indebtedness may not be readily marketable and may be subject to restrictions on resale. In some cases, negotiations involved in disposing of indebtedness may require weeks to complete. Consequently, some indebtedness may be difficult or impossible to dispose of readily at what the Sub-Adviser believes to be a fair price. In addition, valuation of illiquid indebtedness involves a greater degree of judgment in determining the Portfolio's net asset value than if that value were based on available market quotations, and could result in significant variations in the Portfolio's daily share price. At the same time, some loan interests are traded among certain financial institutions and accordingly may be deemed liquid. As the market for different types of indebtedness develops, the liquidity of these instruments is expected to improve. In addition, the
Portfolio currently intend to treat indebtedness for which there is no readily available market as illiquid for purposes of the Portfolio's limitation on illiquid investments. Investments in loan participations are considered to be debt obligations for purposes of the Portfolio's investment restriction relating to the lending of funds or assets by the Portfolio.

          Investments in loans through a direct assignment of the financial institution's interests with respect to the loan may involve additional risks to the Portfolio. For example, if a loan is foreclosed, the Portfolio could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is conceivable that under emerging legal theories of lender liability, the
Portfolio could be held liable as co-lender. It is unclear whether loans and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation. In the absence of definitive regulatory guidance, the Portfolio rely on the Sub-Adviser's research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the
Portfolio.

CORPORATE DEBT SECURITIES

          The Portfolio may invest in corporate debt securities of U.S. and foreign issuers and/or hold its assets in these securities for cash management purposes. The investment return of corporate debt securities reflects interest earnings and changes in the market value of the security. The market value of a corporate debt obligation may be expected to rise and fall inversely with interest rates generally. There also exists the risk that the issuers of the securities may not be able to meet their obligations on interest or principal payments at the time called for by an instrument.

          The Portfolio's investments in U.S. dollar or foreign
currency-denominated corporate debt securities of domestic or foreign issuers are limited to corporate debt securities (corporate bonds, debentures, notes and other similar corporate debt instruments, including convertible securities)
which meet the minimum ratings criteria set forth for the Portfolio, or, if unrated, are in the Sub-Adviser's opinion comparable in quality to corporate debt securities in which the Portfolio may invest. Corporate income producing securities may include forms of preferred or preference stock. The rate interest on a corporate debt security may be fixed, floating or variable, and may vary

                                       17

inversely with respect to a reference rate. The rate of return or return of principal on some debt obligations may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies.
Corporate debt securities may be acquired with warrants attached.

          Securities rated Baa and BBB are the lowest which are considered
"investment grade" obligations. Moody's Investors Service, Inc. ("Moody's")
describes securities rated Baa as "medium-grade" obligations; they are "neither highly protected nor poorly secured . . . [i]nterest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time.
Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well." Standard & Poor's Ratings Services ("S&P")
describes securities rated BBB as "regarded as having an adequate capacity to pay interest and repay principal . . . [w]hereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal .
.. . than in higher rated categories." For a discussion of securities rated below investment grade, see "High Yield Securities ("Junk Bonds")" below.

HIGH YIELD SECURITIES ("JUNK BONDS")

          The Portfolio may invest in debt/fixed income securities of domestic or foreign issuers that meet minimum ratings criteria set forth for the
Portfolio, or, if unrated, are determined by the Sub-Adviser to be of comparable quality. A description of the ratings categories used is set forth in Appendix A to the Prospectus.

          A security is considered to be below "investment grade" quality if it is either (1) not rated in one of the four highest rating categories by one of the Nationally Recognized Statistical Rating Organizations ("NRSROs") (i.e.,
rated Ba or below by Moody's or BB or below by S&P) or (2) if unrated, determined by the Sub-Adviser to be of comparable quality to obligations so rated. Investments in securities rated below investment grade are described as
"speculative" by both Moody's and S&P. Additional information about Moody's and
S&P's securities ratings is included in Appendix A to the Prospectus.

          Securities rated lower than Baa by Moody's or lower than BBB by S&P are sometimes referred to as "high yield" or "junk" bonds. Investors should consider the risks associated with high yield securities before investing in the
Portfolio. Investment in high yield securities generally provides greater income and increased opportunity for capital appreciation than investments in higher quality securities, but it also typically entails greater price volatility and principal and income risk. These high yield securities are regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. Analysis of the creditworthiness of issuers of debt securities that are high yield may be more complex than for issuers of higher quality debt.

          Investing in high yield securities involves special risks in addition to the risks associated with investments in higher rated fixed income securities. While offering a greater potential opportunity for capital appreciation and higher yields than investments in higher rated debt securities, high yield securities typically entail greater potential price volatility and may be less liquid than investment grade debt. High yield securities may be regarded as predominately speculative with respect to the issuer's continuing ability to meet principal and interest payments. Analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher quality debt securities, and achievement of the
Portfolio's investment objective may, to the extent of its investments in high yield securities, depend more heavily on the Sub-Adviser's creditworthiness analysis than would be the case if the Portfolio were investing in higher quality securities.

          High yield securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities. The prices of high yield securities have been found to be less sensitive to interest rate changes than higher-rated investments, but more sensitive to adverse economic downturns or individual corporate developments. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in high yield security prices because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt/fixed income securities. If

                                       18

an issuer of high yield securities defaults, in addition to risking payment of all or a portion of interest and principal, the Portfolio may incur additional expenses to seek recovery.

          In the case of high yield securities structured as zero-coupon or pay-in-kind securities, their market prices are affected to a greater extent by interest rate changes, and therefore tend to be more volatile than securities which pay interest periodically and in cash. The Sub-Adviser seeks to reduce these risks through credit analysis and attention to current developments and trends in both the economy and financial markets. Even though such securities do not pay current interest in cash, the Portfolio nonetheless is required to accrue interest income on these investments and to distribute the interest income on a current basis. Thus, the Portfolio could be required at times to liquidate other investments in order to satisfy its distribution requirements.

          The secondary market on which high yield securities are traded may be less liquid than the market for higher grade securities. Less liquidity in the secondary trading market could adversely affect the price at which the Portfolio could sell a high yield security, and could adversely affect the daily net asset value of the shares. Lower liquidity in secondary markets could adversely affect the value of high yield/high risk securities held by the Portfolio. While lower rated securities typically are less sensitive to interest rate changes than higher rated securities, the market prices of high yield/high risk securities structured as "zero coupon" or "pay-in-kind" securities may be affected to a greater extent by interest rate changes. For instance, adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high yield securities, especially in a thinly traded market. When secondary markets for high yield securities are less liquid than the market for higher grade securities, it may be more difficult to value the securities because such valuation may require more research, and elements of judgment may play a greater role in the valuation because there is less reliable, objective data available. The Sub-Adviser seeks to minimize the risks of investing in all securities through in-depth credit analysis and attention to current developments in interest rates and market conditions.

          The use of credit ratings as the sole method of evaluating high yield securities can involve certain risks. For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of high yield securities. Also, credit rating agencies may fail to change credit ratings in a timely fashion to reflect events since the security was last rated. The
Sub-Adviser does not rely solely on credit ratings when selecting securities for the Portfolio, and develops its own independent analysis of issuer credit quality. If a credit rating agency changes the rating of the Portfolio security held by the Portfolio, the Portfolio may retain the portfolio security if the
Sub-Adviser deems it in the best interest of shareholders.

PARTICIPATION ON CREDITORS COMMITTEES

          The Portfolio may from time to time participate on committees formed by creditors to negotiate with the management of financially troubled issuers of securities held by the Portfolio. Such participation may subject the Portfolio to expenses such as legal fees and may make the Portfolio an "insider" of the issuer for purposes of the federal securities laws, and therefore may restrict the Portfolio's ability to trade in or acquire additional positions in a particular security when it might otherwise desire to do so. Participation by the Portfolio on such committees also may expose the Portfolio to potential liabilities under the federal bankruptcy laws or other laws governing the rights of creditors and debtors. The Portfolio would participate on such committees only when the Adviser and the Sub-Adviser believe that such participation is necessary or desirable to enforce the Portfolio's rights as a creditor or to protect the value of securities held by the Portfolio.

VARIABLE AND FLOATING RATE SECURITIES

          Variable and floating rate securities provide for a periodic adjustment in the interest rate paid on the obligations. The terms of such obligations must provide that interest rates are adjusted periodically based upon an interest rate adjustment index as provided in the respective obligations. The adjustment intervals may be regular, and range from daily up to annually, or may be event based, such as based on a change in the prime rate.

                                       19

          The Portfolio may invest in floating rate debt instruments
("floaters") and engage in credit spread trades. The interest rate on a floater is a variable rate which is tied to another interest rate, such as a money-market index or U.S. Treasury bill rate. The interest rate on a floater resets periodically, typically every six months. While, because of the interest rate reset feature, floaters provide the Portfolio with a certain degree of protection against rises in interest rates, the Portfolio will participate in any declines in interest rates as well. A credit spread trade is an investment position relating to a difference in the prices or interest rates of two securities or currencies where the value of the investment position is determined by movements in the difference between the prices or interest rates, as the case may be, of the respective securities or currencies.

          The Portfolio may also invest in inverse floating rate debt instruments ("inverse floaters"). The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floating rate security may exhibit greater price volatility than a fixed rate obligation of similar credit quality. See
"Mortgage-Related and Other Asset-Backed Securities" above.

EVENT-LINKED EXPOSURE

          The Portfolio may obtain event-linked exposure by investing in
"event-linked bonds," "event-linked swaps," or by implementing "event-linked strategies." Event-linked exposure results in gains that typically are contingent on the non-occurrence of a specific "trigger" event, such as a hurricane, earthquake, or other physical or weather-related phenomenon. Some event-linked bonds are commonly referred to as "catastrophe bonds." They may be issued by government agencies, insurance companies, reinsurers, special purpose corporations or other on-shore or off-shore entities (such special entities are created to accomplish a narrow and well-defined objective, such as the issuance of a note in connection with a reinsurance transaction). If a trigger event causes losses exceeding a specific amount in the geographic region and time period specified in a bond, the Portfolio investing in the bond may lose a portion or all of its principal invested in the bond. If no trigger event occurs, the Portfolio will recover its principal plus interest. For some event-linked bonds, the trigger event or losses may be based on company-wide losses, index-portfolio losses, industry indices, or readings of scientific instruments rather than specified actual losses. Often the event-linked bonds provide for extensions of maturity that are mandatory, or optional at the discretion of the issuer, in order to process and audit loss claims in those cases where a trigger event has, or possibly has, occurred. An extension of maturity may increase volatility. In addition to the specified trigger events, event-linked bonds may also expose the Portfolio to certain unanticipated risks including but not limited to issuer risk, credit risk, counterparty risk, adverse regulatory or jurisdictional interpretations, and adverse tax consequences.

          Event-linked bonds are a relatively new type of financial instrument.
As such, there is no significant trading history of these securities, and there can be no assurance that a liquid market in these instruments will develop. See
"Characteristics and Risks of Securities and Investment Techniques--Illiquid
Securities" in the Prospectus. Lack of a liquid market may impose the risk of higher transaction costs and the possibility that the Portfolio may be forced to liquidate positions when it would not be advantageous to do so. Event-linked bonds are typically rated, and the Portfolio will only invest in event-linked bonds that meet the credit quality requirements for the Portfolio.

CONVERTIBLE SECURITIES

          The Portfolio may invest in convertible securities. A convertible debt security is a bond, debenture, note, or other security that entitles the holder to acquire common stock or other equity securities of the same or a different issuer. A convertible security generally entitles the holder to receive interest paid or accrued until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to non-convertible debt securities. Convertible securities rank senior to common stock in a corporation's capital structure and, therefore, generally entail less risk than the corporation's common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security.

                                       20

          Because of the conversion feature, the price of the convertible security will normally fluctuate in some proportion to changes in the price of the underlying asset, and as such is subject to risks relating to the activities of the issuer and/or general market and economic conditions. The income component of a convertible security may tend to cushion the security against declines in the price of the underlying asset. However, the income component of convertible securities causes fluctuations based upon changes in interest rates and the credit quality of the issuer. In addition, convertible securities are often lower-rated securities.

          A convertible security may be subject to redemption at the option of the issuer at a predetermined price. If a convertible security held by the
Portfolio is called for redemption, the Portfolio would be required to permit the issuer to redeem the security and convert it to underlying common stock, or would sell the convertible security to a third party, which may have an adverse effect on the Portfolio's ability to achieve its investment objective. The
Portfolio generally would invest in convertible securities for their favorable price characteristics and total return potential and would normally not exercise an option to convert unless the security is called or conversion is forced.

          The Portfolio may invest in so-called "synthetic convertible securities," which are composed of two or more different securities whose investment characteristics, taken together, resemble those of convertible securities. For example, the Portfolio may purchase a non-convertible debt security and a warrant or option. The synthetic convertible differs from the true convertible security in several respects. Unlike a true convertible security, which is a single security having a unitary market value, a synthetic convertible comprises two or more separate securities, each with its own market value. Therefore, the "market value" of a synthetic convertible is the sum of the values of its fixed income component and its convertible component. For this reason, the values of a synthetic convertible and a true convertible security may respond differently to market fluctuations.

WARRANTS TO PURCHASE SECURITIES

          The Portfolio may invest in or acquire warrants to purchase equity or fixed income securities. Bonds with warrants attached to purchase equity securities have many characteristics of convertible bonds and their prices may, to some degree, reflect the performance of the underlying stock. Bonds also may be issued with warrants attached to purchase additional fixed income securities at the same coupon rate. A decline in interest rates would permit the Portfolio to buy additional bonds at the favorable rate or to sell the warrants at a profit. If interest rates rise, the warrants would generally expire with no value.

BORROWING

          Subject to the limitations described under "Investment Restrictions"
below, the Portfolio may borrow for temporary purposes and/or for investment purposes. Such a practice will result in leveraging of the Portfolio's assets and may cause the Portfolio to liquidate positions when it would not be advantageous to do so. This borrowing may be unsecured. Provisions of the 1940
Act require the Portfolio to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300%
of the amount borrowed, with an exception for borrowings not in excess of 5% of the Portfolio's total assets made for temporary administrative purposes. Any borrowings for temporary administrative purposes in excess of 5% of the
Portfolio's total assets will require the Portfolio to maintain continuous asset coverage. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, the Portfolio may be required to sell some of its holdings within three days to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time.

          As noted below, the Portfolio also may enter into certain
transactions, including reverse repurchase agreements, mortgage dollar rolls, and sale-buybacks, that can be viewed as constituting a form of borrowing or financing transaction by the Portfolio. To the extent the Portfolio covers its commitment under a reverse repurchase agreement (or economically similar transaction) by the segregation of assets determined in accordance with procedures adopted by the Trustees, equal in value to the amount of the
Portfolio's commitment to repurchase, such an agreement will not be considered a
"senior security" by the Portfolio and therefore will not be subject to the 300%
asset coverage requirement otherwise applicable to borrowings by the Portfolio.
Borrowing will tend to

                                       21

exaggerate the effect on net asset value of any increase or decrease in the market value of the Portfolio. Money borrowed will be subject to interest costs which may or may not be recovered by appreciation of the securities purchased.
The Portfolio also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

          From time to time, the Trust may enter into, and make borrowings for temporary purposes related to the redemption of shares under, a credit agreement with third-party lenders. Borrowings made under such a credit agreement will be allocated among the Portfolio and the other series of the Trust pursuant to guidelines approved by the Board of Trustees.

          In addition to borrowing for temporary purposes, the Portfolio may enter into reverse repurchase agreements, mortgage dollar rolls, and economically similar transactions if permitted to do so under its investment restrictions. A reverse repurchase agreement involves the sale of the
Portfolio-eligible security by the Portfolio, coupled with its agreement to repurchase the instrument at a specified time and price. Under a reverse repurchase agreement, the Portfolio continues to receive any principal and interest payments on the underlying security during the term of the agreement.
The Portfolio will segregate assets determined to be liquid by the Adviser or the Sub-Adviser in accordance with procedures established by the Board of
Trustees and equal (on a daily mark-to-market basis) to its obligations under reverse repurchase agreements with broker-dealers (but not banks). However, reverse repurchase agreements involve the risk that the market value of securities retained by the Portfolio may decline below the repurchase price of the securities sold by the Portfolio which it is obligated to repurchase. To the extent that positions in reverse repurchase agreements are not covered through the segregation of liquid assets at least equal to the amount of any forward purchase commitment, such transactions would be subject to the Portfolio's limitations on borrowings as specified under "Investment Restrictions" below.

          A "mortgage dollar roll" is similar to a reverse repurchase agreement in certain respects. In a "dollar roll" transaction the Portfolio sells a mortgage-related security, such as a security issued by Ginnie Mae, to a dealer and simultaneously agrees to repurchase a similar security (but not the same security) in the future at a pre-determined price. A "dollar roll" can be viewed, like a reverse repurchase agreement, as a collateralized borrowing in which the Portfolio pledges a mortgage-related security to a dealer to obtain cash. Unlike in the case of reverse repurchase agreements, the dealer with which the Portfolio enters into a dollar roll transaction is not obligated to return the same securities as those originally sold by the Portfolio, but only securities which are "substantially identical." To be considered "substantially identical," the securities returned to the Portfolio generally must: (1) be collateralized by the same types of underlying mortgages; (2) be issued by the same agency and be part of the same program; (3) have a similar original stated
maturity; (4) have identical net coupon rates; (5) have similar market yields
(and therefore price); and (6) satisfy "good delivery" requirements, meaning that the aggregate principal amounts of the securities delivered and received back must be within 2.5% of the initial amount delivered.

          The Portfolio's obligations under a dollar roll agreement must be covered by segregated liquid assets equal in value to the securities subject to repurchase by the Portfolio. As with reverse repurchase agreements, to the extent that positions in dollar roll agreements are not covered by segregated liquid assets at least equal to the amount of any forward purchase commitment, such transactions would be subject to the Portfolio's restrictions on borrowings. Furthermore, because dollar roll transactions may be for terms ranging between one and six months, dollar roll transactions may be deemed
"illiquid" and subject to the Portfolio's overall limitations on investments in illiquid securities.

          The Portfolio also may effect simultaneous purchase and sale transactions that are known as "sale-buybacks." A sale-buyback is similar to a reverse repurchase agreement, except that in a sale-buyback, the counterparty who purchases the security is entitled to receive any principal or interest payments made on the underlying security pending settlement of the Portfolio's repurchase of the underlying security. The Portfolio's obligations under a sale-buyback typically would be offset by liquid assets equal in value to the amount of the Portfolio's forward commitment to repurchase the subject security.

                                       22

DERIVATIVE INSTRUMENTS

          The following describes certain derivative instruments and products in the Portfolio may invest and risks associated therewith.

          In pursuing their individual investment objectives, the Portfolio may purchase and sell (write) both put options and call options on securities, swap agreements, securities indexes, commodity indexes and foreign currencies, and enter into interest rate, foreign currency, index and commodity futures contracts and purchase and sell options on such futures contracts ("futures options") for hedging purposes or as part of their overall investment strategies, except that the Portfolio that may not enter into transactions involving currency futures or options. The Portfolio also may purchase and sell foreign currency options for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. The Portfolio also may enter into swap agreements with respect to interest rates, commodities, indexes of securities or commodities, and to the extent it may invest in foreign currency denominated securities, may enter into swap agreements with respect to foreign currencies. The Portfolio may invest in structured notes. If other types of financial instruments, including other types of options, futures contracts, or futures options are traded in the future, the
Portfolio may also use those instruments, provided that their use is consistent with the Portfolio's investment objective.

          The value of some derivative instruments in which the Portfolio invests may be particularly sensitive to changes in prevailing interest rates, and, like the other investments of the Portfolio, the ability of the Portfolio to successfully utilize these instruments may depend in part upon the ability of the Sub-Adviser to forecast interest rates and other economic factors correctly.
If the Sub-Adviser incorrectly forecasts such factors and has taken positions in derivative instruments contrary to prevailing market trends, the Portfolio could be exposed to the risk of loss.

          The Portfolio might not employ any of the strategies described below, and no assurance can be given that any strategy used will succeed. If the
Sub-Adviser incorrectly forecasts interest rates, market values or other economic factors in utilizing a derivatives strategy for the Portfolio, the
Portfolio might have been in a better position if it had not entered into the transaction at all. The use of these strategies involves certain special risks, including a possible imperfect correlation, or even no correlation, between price movements of derivative instruments and price movements of related investments. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in related investments or otherwise, due to the possible inability of the Portfolio to purchase or sell the Portfolio security at a time that otherwise would be favorable or the possible need to sell the Portfolio security at a disadvantageous time because the Portfolio is required to maintain asset coverage or offsetting positions in connection with transactions in derivative instruments, and the possible inability of the Portfolio to close out or to liquidate its derivatives positions. In addition, the Portfolio's use of such instruments may cause the
Portfolio to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if it had not used such instruments.

          Also, suitable derivative and/or hedging transactions may not be available in all circumstances and there can be no assurance that the Portfolio will be able to identify or employ a desirable derivative and/or hedging transaction at any time or from time to time or, if a strategy is used, that it will be successful.

          OPTIONS ON SECURITIES AND INDEXES. The Portfolio may purchase and sell both put and call options on equity, fixed income or other securities or indexes in standardized contracts traded on foreign or domestic securities exchanges, boards of trade, or similar entities, or quoted on National Association of
Securities Dealers Automated Quotations ("NASDAQ") or an over-the-counter market, and agreements, sometimes called cash puts, which may accompany the purchase of a new issue of bonds from a dealer. Among other reasons, the
Portfolio may purchase put options to protect holdings in an underlying or related security against a decline in market value, and may purchase call options to protect against increases in the prices of securities it intends to purchase pending its ability to invest in such securities in an orderly manner.

                                       23

          An option on a security (or index) is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option (or the cash value of the index) at a specified exercise price at any time during the term of the option. The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security. Upon exercise, the writer of an option on an index is obligated to pay the difference between the cash value of the index and the exercise price multiplied by the specified multiplier for the index option. (An index is designed to reflect features of a particular financial or securities market, a specific group of financial instruments or securities, or certain economic indicators.)

          The Portfolio will write call options and put options only if they are
"covered." In the case of a call option on a security, the option is "covered"
if the Portfolio owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration
(or, if additional cash consideration is required, cash or other assets determined to be liquid by the Sub-Adviser in accordance with procedures established by the Board of Trustees in such amount are segregated by its custodian) upon conversion or exchange of other securities held by the
Portfolio. For a call option on an index, the option is covered if the Portfolio maintains with its custodian assets determined to be liquid by the Sub-Adviser in accordance with procedures established by the Board of Trustees in an amount equal to the contract value of the index. A call option is also covered if the
Portfolio holds a call on the same security or index as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written, provided the difference is segregated by the Portfolio in assets determined to be liquid by the Sub-Adviser in accordance with procedures established by the Board of Trustees. A put option on a security or an index is
"covered" if the Portfolio segregates assets determined to be liquid by the
Sub-Adviser in accordance with procedures established by the Board of Trustees equal to the exercise price. A put option is also covered if the Portfolio holds a put on the same security or index as the put written where the exercise price of the put held is (i) equal to or greater than the exercise price of the put written, or (ii) less than the exercise price of the put written, provided the difference is maintained by the Portfolio in segregated assets determined to be liquid by the Sub-Adviser in accordance with procedures established by the Board of Trustees.

          If an option written by the Portfolio expires unexercised, the
Portfolio realizes a capital gain equal to the premium received at the time the option was written. If an option purchased by the Portfolio expires unexercised, the Portfolio realizes a capital loss equal to the premium paid. Prior to the earlier of exercise or expiration, an exchange-traded option may be closed out by an offsetting purchase or sale of an option of the same series (type, exchange, underlying security or index, exercise price, and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be effected when the Portfolio desires. In addition, the Portfolio may sell put or call options it has previously purchased, which could result in a net gain or loss depending on whether the amount realized on the sale is more or less than the premium and other transaction costs paid on the put or call option which is sold. Prior to the exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same series.

          The Portfolio will realize a capital gain from a closing purchase transaction if the cost of the closing option is less than the premium received from writing the option, or, if it is more, the Portfolio will realize a capital loss. If the premium received from a closing sale transaction is more than the premium paid to purchase the option, the Portfolio will realize a capital gain or, if it is less, the Portfolio will realize a capital loss. The principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price of the underlying security or index in relation to the exercise price of the option, the volatility of the underlying security or index, and the time remaining until the expiration date.

          The premium paid for a put or call option purchased by the Portfolio is an asset of the Portfolio. The premium received for an option written by the
Portfolio is recorded as a deferred credit. The value of an option purchased or written is marked to market daily and is valued at the closing price on the exchange on which it is traded or, if not traded on an exchange or no closing price is available, at the mean between the last bid and asked prices.

                                       24

          The Portfolio may write covered straddles consisting of a combination of a call and a put written on the same underlying security. A straddle will be covered when sufficient assets are deposited to meet the Portfolio's immediate obligations. The Portfolio may use the same liquid assets to cover both the call and put options where the exercise price of the call and put are the same, or the exercise price of the call is higher than that of the put. In such cases, the Portfolio will also segregate liquid assets equivalent to the amount, if any, by which the put is "in the money."

          OTC OPTIONS. The Portfolio may enter into over-the-counter ("OTC")
options transactions only with primary dealers in U.S. Government securities and only pursuant to agreements that will assure that the Portfolio will at all times have the right to repurchase the option written by it from the dealer at a specified formula price. Over-the-counter options in which the Portfolio may invest differ from traded options in that they are two-party contracts, with price and other terms negotiated between buyer and seller, and generally do not have as much market liquidity as exchange-traded options. The Portfolio may be required to treat as illiquid over-the-counter options purchased and securities being used to cover certain written over-the-counter options, and they will treat the amount by which such formula price exceeds the intrinsic value of the option (i.e., the amount, if any, by which the market price of the underlying security exceeds the exercise price of the option) as an illiquid investment.

          RISKS ASSOCIATED WITH OPTIONS ON SECURITIES AND INDEXES. There are
several risks associated with transactions in options on securities and on indexes. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

          During the option period, the covered call writer has, in return for the premium on the option, given up the opportunity to profit from a price increase in the underlying security above the exercise price, but, as long as its obligation as a writer continues, has retained the risk of loss should the price of the underlying security decline. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price. If a put or call option purchased by the Portfolio is not sold when it has remaining value, and if the market price of the underlying security remains equal to or greater than the exercise price (in the case of a put), or remains less than or equal to the exercise price (in the case of a call), the Portfolio will lose its entire investment in the option. Also, where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price of the put or call option may move more or less than the price of the related security.

          There can be no assurance that a liquid market will exist when the
Portfolio seeks to close out an option position. If the Portfolio were unable to close out an option that it had purchased on a security, it would have to exercise the option in order to realize any profit or the option may expire worthless. If the Portfolio were unable to close out a covered call option that it had written on a security, it would not be able to sell the underlying security unless the option expired without exercise. As the writer of a covered call option, the Portfolio forgoes, during the option's life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the exercise price of the call.

          If trading were suspended in an option purchased by the Portfolio, the
Portfolio would not be able to close out the option. If restrictions on exercise were imposed, the Portfolio might be unable to exercise an option it has purchased. Except to the extent that a call option on an index written by the
Portfolio is covered by an option on the same index purchased by the Portfolio, movements in the index may result in a loss to the Portfolio; however, such losses may be mitigated by changes in the value of the Portfolio's securities during the period the option was outstanding.

          In the case of a written call option on a securities index, the
Portfolio will own corresponding securities whose historic volatility correlates with that of the index.

                                       25

          FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. A futures contract is an agreement between two parties to buy and sell a security or commodity for a set price on a future date. These contracts are traded on exchanges, so that, in most cases, either party can close out its position on the exchange for cash, without delivering the security or commodity. An option on a futures contract gives the holder of the option the right to buy or sell a position in a futures contract to the writer of the option, at a specified price and on or before a specified expiration date. The Portfolio may use interest rate, foreign currency or security or commodity indexes. The Portfolio may invest in foreign exchange futures contracts and options thereon ("futures options") that are traded on a
U.S. or foreign exchange or board of trade, or similar entity, or quoted on an automated quotation system as an adjunct to their securities activities. In addition, the Portfolio may purchase and sell futures contracts on various securities indexes ("Index Futures") and related options for hedging purposes and for investment purposes. The Portfolio's purchase and sale of Index Futures is limited to contracts and exchanges which have been approved by the Commodity
Futures Trading Commission ("CFTC"). Through the use of Index Futures and
related options, the Portfolio may diversify risk in its portfolio without incurring the substantial brokerage costs which may be associated with investment in the securities of multiple issuers. The Portfolio may also avoid potential market and liquidity problems which may result from increases in positions already held by the Portfolio.

          An interest rate, commodity, foreign currency or index futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a financial instrument, commodity, foreign currency or the cash value of an index at a specified price and time. An Index Future is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of a securities index
("Index") at the close of the last trading day of the contract and the price at which the index contract was originally written. Although the value of an Index might be a function of the value of certain specified securities, no physical delivery of these securities is made. A unit is the value of the relevant Index from time to time. Entering into a contract to buy units is commonly referred to as buying or purchasing a contract or holding a long position in an Index. Index
Futures contracts can be traded through all major commodity brokers. The
Portfolio will ordinarily be able to close open positions on the futures exchange on which Index Futures are then traded at any time up to and including the expiration day. As described below, the Portfolio will be required to segregate initial margin in the name of the futures broker upon entering into an
Index Future. Variation margin will be paid to and received from the broker on a daily basis as the contracts are marked to market. For example, when the
Portfolio has purchased an Index Future and the price of the relevant Index has risen, that position will have increased in value and the Portfolio will receive from the broker a variation margin payment equal to that increase in value.
Conversely, when the Portfolio has purchased an Index Future and the price of the relevant Index has declined, the position would be less valuable and the
Portfolio would be required to make a variation margin payment to the broker.

          The Portfolio may close open positions on the futures exchanges on which Index Futures are traded at any time up to and including the expiration day. All positions which remain open at the close of the last business day of the contract's life are required to settle on the next business day (based upon the value of the relevant index on the expiration day), with settlement made with the appropriate clearing house. Positions in Index Futures may be closed out by the Portfolio only on the futures exchanges upon which the Index Futures are then traded.

          A public market exists in futures contracts covering a number of
Indexes as well as financial instruments and foreign currencies, including but not limited to: the S&P 500; the S&P Midcap 400; the Nikkei 225; the NYSE
composite; the Goldman Sachs Commodity Index; the DJ AIG Commodity Index; U.S.
Treasury bonds; U.S. Treasury notes; Ginnie Mae Certificates; three-month U.S.
Treasury bills; 90-day commercial paper; bank certificates of deposit;
Eurodollar certificates of deposit; the Australian dollar; the Canadian dollar;
the British pound; the German mark; the Japanese yen; the French franc; the
Swiss franc; the Mexican peso; and certain multinational currencies, such as the
European Currency Unit ("the euro"). It is expected that other futures contracts in which the Portfolio may invest will be developed and traded in the future.

          The Portfolio might use financial futures contracts to hedge against anticipated changes in interest rates that might adversely affect either the value of the Portfolio's securities or the price of the securities which the
Portfolio intends to purchase. The Portfolio's hedging activities may include sales of futures contracts as an offset against the effect of expected increases in interest rates, and purchases of futures contracts as an offset against the effect of

                                       26

expected declines in interest rates. Although other techniques could be used to reduce the Portfolio's exposure to interest rate fluctuations, the Portfolio may be able to hedge its exposure more effectively and perhaps at a lower cost by using futures contracts and futures options.

          The Portfolio may also invest in commodity futures contracts and options thereon. A commodity futures contract is an agreement between two parties, in which one party agrees to buy a commodity, such as an energy, agricultural or metal commodity from the other party at a later date at a price and quantity agreed-upon when the contract is made.

          The Portfolio may purchase and write call and put futures options.
Futures options possess many of the same characteristics as options on securities and indexes (discussed above). A futures option gives the holder the right, in return for the premium paid, to assume a long position (call) or short position (put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the holder acquires a short position and the writer is assigned the opposite long position.

          When a purchase or sale of a futures contract is made by the
Portfolio, the Portfolio is required to segregate a specified amount of assets determined to be liquid by the Sub-Adviser in accordance with procedures established by the Board of Trustees ("initial margin"). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. Margin requirements on foreign exchanges may be different than U.S. exchanges. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract which is returned to the Portfolio upon termination of the contract, assuming all contractual obligations have been satisfied. The Portfolio expects to earn interest income on its initial margin deposits. A futures contract held by the
Portfolio is valued daily at the official settlement price of the exchange on which it is traded. Each day the Portfolio pays or receives cash, called
"variation margin," equal to the daily change in value of the futures contract.
This process is known as "marking to market." Variation margin does not represent a borrowing or loan by the Portfolio but is instead a settlement between the Portfolio and the broker of the amount one would owe the other if the futures contract expired. In computing daily net asset value, the Portfolio will mark to market its open futures positions.

          The Portfolio is also required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract
(and the related initial margin requirements), the current market value of the option, and other futures positions held by the Portfolio.

          Although some futures contracts call for making or taking delivery of the underlying securities, generally these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (i.e., with the same exchange, underlying security or index, and delivery month).
Closing out a futures contract sale is effected by purchasing a futures contract for the same aggregate amount of the specific type of financial instrument or commodity with the same delivery date. If an offsetting purchase price is less than the original sale price, the Portfolio realizes a capital gain, or if it is more, the Portfolio realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, the Portfolio realizes a capital gain, or if it is less, the Portfolio realizes a capital loss. Any transaction costs must also be included in these calculations.

          The Portfolio may write covered straddles consisting of a call and a put written on the same underlying futures contract. A straddle will be covered when sufficient assets are deposited to meet the Portfolio's immediate obligations. The Portfolio may use the same liquid assets to cover both the call and put options where the exercise price of the call and put are the same, or the exercise price of the call is higher than that of the put. In such cases, the Portfolio will also segregate liquid assets equivalent to the amount, if any, by which the put is "in the money."

          LIMITATIONS ON USE OF FUTURES AND FUTURES OPTIONS. When purchasing a futures contract, the Portfolio will maintain with its custodian (and mark-to-market on a daily basis) assets determined to be liquid by the
Sub-Adviser in accordance with procedures established by the Board of Trustees that, when added to the amounts

                                       27

deposited with a futures commission merchant as margin, are equal to the market value of the futures contract. Alternatively, the Portfolio may "cover" its position by purchasing a put option on the same futures contract with a strike price as high or higher than the price of the contract held by the Portfolio.

          When selling a futures contract, the Portfolio will "earmark" or maintain with its custodian (and mark-to-market on a daily basis) assets determined to be liquid by the Sub-Adviser in accordance with procedures established by the Board of Trustees that are equal to the market value of the instruments underlying the contract. Alternatively, the Portfolio may "cover"
its position by owning the instruments underlying the contract (or, in the case of an Index Future, the Portfolio with a volatility substantially similar to that of the Index on which the futures contract is based), or by holding a call option permitting the Portfolio to purchase the same futures contract at a price no higher than the price of the contract written by the Portfolio (or at a higher price if the difference is maintained in liquid assets with the Trust's custodian).

          When selling a call option on a futures contract, the Portfolio will
"earmark" or maintain with its custodian (and mark-to-market on a daily basis)
assets determined to be liquid by the Sub-Adviser in accordance with procedures established by the Board of Trustees that, when added to the amounts deposited with a futures commission merchant as margin, equal the total market value of the futures contract underlying the call option. Alternatively, the Portfolio may cover its position by entering into a long position in the same futures contract at a price no higher than the strike price of the call option, by owning the instruments underlying the futures contract, or by holding a separate call option permitting the Portfolio to purchase the same futures contract at a price not higher than the strike price of the call option sold by the Portfolio.

          When selling a put option on a futures contract, the Portfolio will
"earmark" or maintain with its custodian (and mark-to-market on a daily basis)
assets determined to be liquid by the Sub-Adviser in accordance with procedures established by the Board of Trustees that equal the purchase price of the futures contract, less any margin on deposit. Alternatively, the Portfolio may cover the position either by entering into a short position in the same futures contract, or by owning a separate put option permitting it to sell the same futures contract so long as the strike price of the purchased put option is the same or higher than the strike price of the put option sold by the Portfolio.

          With respect to futures contracts that are not legally required to
"cash settle," a Portfolio may cover the open position by setting aside or earmarking liquid assets in an amount equal to the market value of the futures contact. With respect to futures that are required to "cash settle," however, a
Portfolio is permitted to set aside or earmark liquid assets in an amount equal to the Portfolio's daily marked to market (net) obligation, if any, (in other words, the Portfolio's daily net liability, if any) rather than the market value of the futures contract. By setting aside assets equal to only its net obligation under cash-settled futures, a Portfolio will have the ability to employ leverage to a greater extent than if the Portfolio were required to segregate assets equal to the full market value of the futures contract.

          The Portfolio are operated by a person who has claimed an exclusion from the definition of the term "commodity pool operator" under the Commodity
Exchange Act (the "CEA"), and, therefore, such person is not subject to registration or regulation as a pool operator under the CEA.

          The Portfolio will only enter into futures contracts and futures options which are standardized and traded on a U.S. or foreign exchange, board of trade, or similar entity, or quoted on an automated quotation system, or in the case of futures options, for which an established over-the-counter market exists.

          The requirements for qualification as a regulated investment company also may limit the extent to which the Portfolio may enter into futures, futures options or forward contracts.

          RISKS ASSOCIATED WITH FUTURES AND FUTURES OPTIONS. There are several risks associated with the use of futures contracts and futures options as hedging techniques. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. Some of the risk may be caused by an imperfect

                                       28

correlation between movements in the price of the futures contract and the price of the security or other investment being hedged. The hedge will not be fully effective where there is such imperfect correlation. Also, an incorrect correlation could result in a loss on both the hedged securities in the
Portfolio and the hedging vehicle, so that the portfolio return might have been greater had hedging not been attempted. For example, if the price of the futures contract moves more than the price of the hedged security, the Portfolio would experience either a loss or gain on the future which is not completely offset by movements in the price of the hedged securities. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures and futures options on securities, including technical influences in futures trading and futures options, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading in such respects as interest rate levels, maturities, and creditworthiness of issuers. To compensate for imperfect correlations, the
Portfolio may purchase or sell futures contracts in a greater dollar amount than the hedged securities if the volatility of the hedged securities is historically greater than the volatility of the futures contracts. Conversely, the Portfolio may purchase or sell fewer contracts if the volatility of the price of the hedged securities is historically less than that of the futures contracts. The risk of imperfect correlation generally tends to diminish as the maturity date of the futures contract approaches. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends. Also, suitable hedging transactions may not be available in all circumstances.

          Additionally, the price of Index Futures may not correlate perfectly with movement in the relevant index due to certain market distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the index and futures markets. Second, the deposit requirements in the futures market are less onerous than margin requirements in the securities market, and as a result, the futures market may attract more speculators than does the securities market.
Increased participation by speculators in the futures market may also cause temporary price distortions. In addition, trading hours for foreign stock Index
Futures may not correspond perfectly to hours of trading on the foreign exchange to which a particular foreign stock Index Future relates. This may result in a disparity between the price of Index Futures and the value of the relevant index due to the lack of continuous arbitrage between the Index Futures price and the value of the underlying index.

          Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.

          There can be no assurance that a liquid market will exist at a time when the Portfolio seeks to close out a futures or a futures option position, and the Portfolio would remain obligated to meet margin requirements until the position is closed. In addition, many of the contracts discussed above are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist.

          RISKS ASSOCIATED WITH COMMODITY FUTURES CONTRACTS. There are several additional risks associated with transactions in commodity futures contracts.

          Storage. Unlike the financial futures markets, in the commodity futures markets there are costs of physical storage associated with purchasing the underlying commodity. The price of the commodity futures contract will

                                       29

reflect the storage costs of purchasing the physical commodity, including the time value of money invested in the physical commodity. To the extent that the storage costs for an underlying commodity change while the Portfolio is invested in futures contracts on that commodity, the value of the futures contract may change proportionately.

          Reinvestment. In the commodity futures markets, producers of the underlying commodity may decide to hedge the price risk of selling the commodity by selling futures contracts today to lock in the price of the commodity at delivery tomorrow. In order to induce speculators to purchase the other side of the same futures contract, the commodity producer generally must sell the futures contract at a lower price than the expected future spot price.
Conversely, if most hedgers in the futures market are purchasing futures contracts to hedge against a rise in prices, then speculators will only sell the other side of the futures contract at a higher futures price than the expected future spot price of the commodity. The changing nature of the hedgers and speculators in the commodity markets will influence whether futures prices are above or below the expected future spot price, which can have significant implications for the Portfolio. If the nature of hedgers and speculators in futures markets has shifted when it is time for the Portfolio to reinvest the proceeds of a maturing contract in a new futures contract, the Portfolio might reinvest at higher or lower futures prices, or choose to pursue other investments.

          Other Economic Factors. The commodities which underlie commodity futures contracts may be subject to additional economic and non-economic variables, such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political and regulatory developments.
These factors may have a larger impact on commodity prices and commodity-linked instruments, including futures contracts, than on traditional securities.
Certain commodities are also subject to limited pricing flexibility because of supply and demand factors. Others are subject to broad price fluctuations as a result of the volatility of the prices for certain raw materials and the instability of supplies of other materials. These additional variables may create additional investment risks which subject the Portfolios' investments to greater volatility than investments in traditional securities.

          ADDITIONAL RISKS OF OPTIONS ON SECURITIES, FUTURES CONTRACTS, OPTIONS
ON FUTURES CONTRACTS AND FORWARD CURRENCY EXCHANGE CONTRACTS AND OPTIONS
THEREON. Options on securities, futures contracts, options on futures contracts, and options on currencies may be traded on foreign exchanges. Such transactions may not be regulated as effectively as similar transactions in the United
States; may not involve a clearing mechanism and related guarantees; and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities. Some foreign exchanges may be principal markets so that no common clearing facility exists and a trader may look only to the broker for performance of the contract. The value of such positions also could be adversely affected by (i) other complex foreign political, legal and economic factors,
(ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in the Trust's ability to act upon economic events occurring in foreign markets during non-business hours in the United
States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States and (v) lesser trading volume. In addition, to the extent that the Portfolio does not hedge against fluctuations in the exchange rate between the U.S. dollar and the currencies in which trading is done on foreign exchanges, any profits that the
Portfolio might realize in trading could be eliminated by adverse changes in the exchange rate, or the Portfolio could incur losses as a result of those changes.
The value of some derivative instruments in which the Portfolio may invest may be particularly sensitive to changes in prevailing interest rates, and, like the other investments of the Portfolio, the ability of the Portfolio to successfully utilize these instruments may depend in part upon the ability of the Sub-Adviser to forecast interest rates and other economic factors correctly. If the
Sub-Adviser incorrectly forecasts such factors and has taken positions in derivative instruments contrary to prevailing market trends, the Portfolio could be exposed to risk of loss. In addition, the Portfolio's use of such instruments may cause the Portfolio to realize higher amounts of short-term capital gains
(generally taxed to shareholders at ordinary income tax rates) than if the
Portfolio had not used such instruments.

          SWAP AGREEMENTS AND OPTIONS ON SWAP AGREEMENTS. The Portfolio may
engage in swap transactions, including, but not limited to, swap agreements on interest rates, security or commodity indexes, specific securities and commodities, and credit and event-linked swaps. To the extent the Portfolio may invest in foreign currency denominated securities, it may also invest in currency exchange rate swap agreements. The Portfolio may also enter into options on swap agreements ("swap options").

                                       30

          The Portfolio may enter into swap transactions for any legal purpose consistent with its investment objective and policies, such as for the purpose of attempting to obtain or preserve a particular return or spread at a lower cost than obtaining a return or spread through purchases and/or sales of instruments in other markets, to protect against currency fluctuations, as a duration management technique, to protect against any increase in the price of securities the Portfolio anticipates purchasing at a later date, or to gain exposure to certain markets in the most economical way possible.

          Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or "swapped" between the parties are generally calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities or commodities representing a particular index. Forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or "cap"; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or "floor"; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels. Consistent with the Portfolio's investment objectives and general investment polices, certain of the Portfolio may invest in commodity swap agreements. For example, an investment in a commodity swap agreement may involve the exchange of floating-rate interest payments for the total return on a commodity index. In a total return commodity swap, the Portfolio will receive the price appreciation of a commodity index, a portion of the index, or a single commodity in exchange for paying an agreed-upon fee. If the commodity swap is for one period, the Portfolio may pay a fixed fee, established at the outset of the swap. However, if the term of the commodity swap is more than one period, with interim swap payments, the Portfolio may pay an adjustable or floating fee.
With a "floating" rate, the fee may be pegged to a base rate, such as the London
Interbank Offered Rate, and is adjusted each period. Therefore, if interest rates increase over the term of the swap contract, the Portfolio may be required to pay a higher fee at each swap reset date.

          The Portfolio may enter into credit default swap agreements. The
"buyer" in a credit default contract is obligated to pay the "seller" a periodic stream of payments over the term of the contract provided that no event of default on an underlying reference obligation has occurred. If an event of default occurs, the seller must pay the buyer the full notional value, or "par value," of the reference obligation in exchange for the reference obligation.
The Portfolio may be either the buyer or seller in a credit default swap transaction. If the Portfolio is a buyer and no event of default occurs, the
Portfolio will lose its investment and recover nothing. However, if an event of default occurs, the Portfolio (if the buyer) will receive the full notional value of the reference obligation that may have little or no value. As a seller, the Portfolio receives a fixed rate of income throughout the term of the contract, which typically is between six months and three years, provided that there is no default event. If an event of default occurs, the seller must pay the buyer the full notional value of the reference obligation. Credit default swap transactions involve greater risks than if the Portfolio had invested in the reference obligation directly.

          A swap option is a contract that gives a counterparty the right (but not the obligation) in return for payment of a premium, to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. The Portfolio may write (sell) and purchase put and call swap options.

          Most swap agreements entered into by the Portfolio would calculate the obligations of the parties to the agreement on a "net basis." Consequently, the
Portfolio's current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). The Portfolio's current obligations under a swap agreement will be accrued daily (offset against any amounts owed to the
Portfolio) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the segregation of assets determined to be liquid by the
Sub-Adviser in accordance with procedures established by the Board of Trustees, to avoid any

                                       31

potential leveraging of the Portfolio's portfolio. Obligations under swap agreements so covered will not be construed to be "senior securities" for purposes of the Portfolio's investment restriction concerning senior securities.

          Whether the Portfolio's use of swap agreements or swap options will be successful in furthering its investment objective of total return will depend on the Sub-Adviser's ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments.
Because they are two party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, the
Portfolio bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Portfolio will enter into swap agreements only with counterparties that meet certain standards of creditworthiness (generally, such counterparties would have to be eligible counterparties under the terms of the
Portfolio's repurchase agreement guidelines). Certain restrictions imposed on the Portfolio by the Code may limit the Portfolio's ability to use swap agreements. The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Portfolio's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

          Depending on the terms of the particular option agreement, the
Portfolio will generally incur a greater degree of risk when it writes a swap option than it will incur when it purchases a swap option. When the Portfolio purchases a swap option, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when the
Portfolio writes a swap option, upon exercise of the option the Portfolio will become obligated according to the terms of the underlying agreement.

          Certain swap agreements are exempt from most provisions of the CEA and, therefore, are not regulated as futures or commodity option transactions under the CEA, pursuant to regulations approved by the CFTC. To qualify for this exemption, a swap agreement must be entered into by "eligible participants,"
which includes the following, provided the participants' total assets exceed established levels: a bank or trust company, savings association or credit union, insurance company, investment company subject to regulation under the
1940 Act, commodity pool, corporation, partnership, proprietorship, organization, trust or other entity, employee benefit plan, governmental entity, broker-dealer, futures commission merchant, natural person, or regulated foreign person. To be eligible, natural persons and most other entities must have total assets exceeding $10 million; commodity pools and employee benefit plans must have assets exceeding $5 million. In addition, an eligible swap transaction must meet three conditions. First, the swap agreement may not be part of a fungible class of agreements that are standardized as to their material economic terms.
Second, the creditworthiness of parties with actual or potential obligations under the swap agreement must be a material consideration in entering into or determining the terms of the swap agreement, including pricing, cost or credit enhancement terms. Third, swap agreements may not be entered into and traded on or through a multilateral transaction execution facility.

          This exemption is not exclusive, and participants may continue to rely on existing exclusions for swaps, such as the Policy Statement issued in July
1989 which recognized a safe harbor for swap transactions from regulation as futures or commodity option transactions under the CEA or its regulations. The
Policy Statement applies to swap transactions settled in cash that (1) have individually tailored terms, (2) lack exchange-style offset and the use of a clearing organization or margin system, (3) are undertaken in conjunction with a line of business, and (4) are not marketed to the public.

          STRUCTURED NOTES. The Portfolio may invest in "structured" notes, which are privately negotiated debt obligations where the principal and/or interest is determined by reference to the performance of a benchmark asset, market or interest rate, such as selected securities, an index of securities or specified interest rates, or the differential performance of two assets or markets, such as indexes reflecting bonds. Depending on the terms of the note, the Portfolio may forgo all or part of the interest and principal that would be payable on a comparable conventional note. The rate of return on structured notes may be determined by applying a multiplier to the performance or differential performance of the referenced index(es) or other asset(s).
Application of a multiplier involves leverage which will serve to magnify the potential for gain and the risk of loss. The Portfolio may use structured notes to add leverage to the portfolio and for investment as well as risk management purposes. Like other sophisticated

                                       32

strategies, the Portfolio's use of structured notes may not work as intended.
Although structured instruments are not necessarily illiquid, the Sub-Advisor believes that currently most structured instruments are illiquid.

          A NOTE ON COMMODITY-LINKED DERIVATIVES. The Portfolio may seek to gain exposure to the commodity markets by investing in commodity-linked derivative instruments, swap transactions, or index-linked or commodity linked structured notes.

          The value of a commodity-linked derivative investment generally is based upon the price movements of a physical commodity (such as energy, mineral, or agricultural products), a commodity futures contract or commodity index, or other economic variable based upon changes in the value of commodities or the commodities markets. Swap transactions are privately negotiated agreements between the Portfolio and a counterparty to exchange or swap investment cash flows or assets at specified intervals in the future. The obligations may extend beyond one year. There is no central exchange or market for swap transactions and therefore they are less liquid investments than exchange-traded instruments.
The Portfolio bears the risk that the counterparty could default under a swap agreement. See "Swap Agreements and Options on Swap Agreements" above for further detail about swap transactions. Further, the Portfolio may invest in derivative debt instruments with principal and/or coupon payments linked to the value of commodities, commodity futures contracts or the performance of commodity indices. These are "commodity-linked" or "index-linked" notes, and are sometimes referred to as "structured notes" because the terms of the debt instrument may be structured by the issuer of the note and the purchaser of the note. See "Structured Notes" above for further discussion of these notes.

          The value of these notes will rise or fall in response to changes in the underlying commodity or related index of investment. These notes expose the
Portfolio economically to movements in commodity prices. These notes also are subject to risks, such as credit, market and interest rate risks, that in general affect the values of debt securities. Therefore, at the maturity of the note, the Portfolio may receive more or less principal that it originally invested. The Portfolio might receive interest payments on the note that are more or less than the stated coupon interest payments.

HYBRID INSTRUMENTS

          The Portfolio may invest in "hybrid" or indexed securities, which is a type of potentially high-risk derivative that combines a traditional stock, bond, or commodity with an option or forward contract. Generally, the principal amount, amount payable upon maturity or redemption, or interest rate of a hybrid is tied (positively or negatively) to the price of some commodity, currency or securities index or another interest rate or some other economic factor (each a
"benchmark"). The interest rate or (unlike most fixed income securities) the principal amount payable at maturity of a hybrid security may be increased or decreased, depending on changes in the value of the benchmark. An example of a hybrid could be a bond issued by an oil company that pays a small base level of interest with additional interest that accrues in correlation to the extent to which oil prices exceed a certain predetermined level. Such an hybrid instrument would be a combination of a bond and a call option on oil.

          Hybrids can be used as an efficient means of pursuing a variety of investment goals, including currency hedging, duration management, and increased total return. Hybrids may not bear interest or pay dividends. The value of a hybrid or its interest rate may be a multiple of a benchmark and, as a result, may be leveraged and move (up or down) more steeply and rapidly than the benchmark. These benchmarks may be sensitive to economic and political events, such as commodity shortages and currency devaluations, which cannot be readily foreseen by the purchaser of a hybrid. Under certain conditions, the redemption value of a hybrid could be zero. Thus, an investment in a hybrid may entail significant market risks that are not associated with a similar investment in a traditional, U.S. dollar-denominated bond that has a fixed principal amount and pays a fixed rate or floating rate of interest. The purchase of hybrids also exposes the Portfolio to the credit risk of the issuer of the hybrids. These risks may cause significant fluctuations in the net asset value of the
Portfolio. The Portfolio will not invest more than 5% of its assets (taken at market value at the time of investment) in hybrid instruments.

                                       33

          Certain hybrid instruments may provide exposure to the commodities markets. These are derivative securities with one or more commodity-linked components that have payment features similar to commodity futures contracts, commodity options, or similar instruments. Commodity-linked hybrid instruments may be either equity or debt securities, and are considered hybrid instruments because they have both security and commodity-like characteristics. A portion of the value of these instruments may be derived from the value of a commodity, futures contract, index or other economic variable. The Portfolio will only invest in commodity-linked hybrid instruments that qualify under applicable rules of the CFTC for an exemption from the provisions of the CEA.

          Certain issuers of structured products such as hybrid instruments may be deemed to be investment companies as defined in the 1940 Act. As a result, the Portfolio's investments in these products may be subject to limits applicable to investments in investment companies and may be subject to restrictions contained in the 1940 Act.

DELAYED FUNDING LOANS AND REVOLVING CREDIT FACILITIES

          The Portfolio may also enter into, or acquire participations in, delayed funding loans and revolving credit facilities. Delayed funding loans and revolving credit facilities are borrowing arrangements in which the lender agrees to make loans up to a maximum amount upon demand by the borrower during a specified term. A revolving credit facility differs from a delayed funding loan in that as the borrower repays the loan, an amount equal to the repayment may be borrowed again during the term of the revolving credit facility. Delayed funding loans and revolving credit facilities usually provide for floating or variable rates of interest. These commitments may have the effect of requiring the
Portfolio to increase its investment in a company at a time when it might not otherwise decide to do so (including a time when the company's financial condition makes it unlikely that such amounts will be repaid).

          To the extent that the Portfolio is committed to advance additional funds, it will at all times segregate assets, determined to be liquid by the
Adviser or the Sub-Adviser in accordance with procedures established by the
Board of Trustees, in an amount sufficient to meet such commitments.

          The Portfolio may invest in delayed funding loans and revolving credit facilities with credit quality comparable to that of issuers of its securities investments. Delayed funding loans and revolving credit facilities may be subject to restrictions on transfer, and only limited opportunities may exist to resell such instruments. As a result, the Portfolio may be unable to sell such investments at an opportune time or may have to resell them at less than fair market value. The Portfolio currently intend to treat delayed funding loans and revolving credit facilities for which there is no readily available market as illiquid for purposes of the Portfolio's limitation on illiquid investments. For a further discussion of the risks involved in investing in loan participations and other forms of direct indebtedness see "Loan Participations." Participation interests in revolving credit facilities will be subject to the limitations discussed in "Loan Participations." Delayed funding loans and revolving credit facilities are considered to be debt obligations for purposes of the Trust's investment restriction relating to the lending of funds or assets by the
Portfolio.

WHEN-ISSUED, DELAYED DELIVERY AND FORWARD COMMITMENT TRANSACTIONS

          The Portfolio may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis. When such purchases are outstanding, the Portfolio will segregate until the settlement date assets determined to be liquid by the Sub-Adviser in accordance with procedures established by the Board of Trustees in an amount sufficient to meet the purchase price. Typically, no income accrues on securities the Portfolio has committed to purchase prior to the time delivery of the securities is made, although the Portfolio may earn income on securities it has segregated.

          When purchasing a security on a when-issued, delayed delivery or forward commitment basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value.
Because the Portfolio is not required to pay for

                                       34

the security until the delivery date, these risks are in addition to the risks associated with the Portfolio's other investments. If the Portfolio remains substantially fully invested at a time when when-issued, delayed delivery or forward commitment purchases are outstanding, the purchases may result in a form of leverage.

          When the Portfolio has sold a security on a when-issued, delayed delivery or forward commitment basis, the Portfolio does not participate in future gains or losses with respect to the security. If the other party to a transaction fails to deliver or pay for the securities, the Portfolio could miss a favorable price or yield opportunity or could suffer a loss. The Portfolio may dispose of or renegotiate a transaction after it is entered into, and may sell when-issued, delayed delivery or forward commitment securities before they are delivered, which may result in a capital gain or loss. There is no percentage limitation on the extent to which the Portfolio may purchase or sell securities on a when-issued, delayed delivery, or forward commitment basis.

SHORT SALES

          The Portfolio may make short sales of securities as part of their overall portfolio management strategies involving the use of derivative instruments and to offset potential declines in long positions in similar securities. A short sale is a transaction in which the Portfolio sells a security it does not own in anticipation that the market price of that security will decline.

          When the Portfolio makes a short sale, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. The Portfolio may have to pay a fee to borrow particular securities and is often obligated to pay over any accrued interest and dividends on such borrowed securities.

          If the price of the security sold short increases between the time of the short sale and the time and the Portfolio replaces the borrowed security, the Portfolio will incur a loss; conversely, if the price declines, the
Portfolio will realize a capital gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. The successful use of short selling may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged.

          To the extent that the Portfolio engages in short sales, it will provide collateral to the broker-dealer and (except in the case of short sales
"against the box") will maintain additional asset coverage in the form of segregated assets determined to be liquid by the Sub-Adviser in accordance with procedures established by the Board of Trustees. The Portfolio does not intend to enter into short sales (other than those "against the box") if immediately after such sale the aggregate of the value of all collateral plus the amount of the segregated assets exceeds one-third of the value of the Portfolio's assets.
This percentage may be varied by action of the Trustees. A short sale is
"against the box" to the extent that the Portfolio contemporaneously owns, or has the right to obtain at no added cost, securities identical to those sold short. The Portfolio may engage in short selling to the extent permitted by the
1940 Act and rules and interpretations thereunder.

ILLIQUID SECURITIES

          The Portfolio may invest in securities that are illiquid so long as no more than 15% of the net assets of the Portfolio (taken at market value at the time of investment) would be invested in such securities. Certain illiquid securities may require pricing at fair value as determined in good faith under the supervision of the Board of Trustees. The Sub-Adviser may be subject to significant delays in disposing of illiquid securities, and transactions in illiquid securities may entail registration expenses and other transaction costs that are higher than those for transactions in liquid securities.

          The term "illiquid securities" for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Portfolio has valued the securities.
Illiquid securities are considered to include, among other things, written over-the-counter options, securities or other liquid assets being used as cover for such options, repurchase agreements with maturities in excess of seven days,

                                       35

certain loan participation interests, fixed time deposits which are not subject to prepayment or provide for withdrawal penalties upon prepayment (other than overnight deposits), securities that are subject to legal or contractual restrictions on resale (such as privately placed debt securities), and other securities which legally or in the Sub-Adviser's opinion may be deemed illiquid
(not including securities issued pursuant to Rule 144A under the 1933 Act and certain commercial paper that the Sub-Adviser has determined to be liquid under procedures approved by the Board of Trustees).

          Illiquid securities may include privately placed securities, which are sold directly to a small number of investors, usually institutions. Unlike public offerings, such securities are not registered under the federal securities laws. Although certain of these securities may be readily sold, others may be illiquid, and their sale may involve substantial delays and additional costs.

LOANS OF PORTFOLIO SECURITIES

          Subject to certain conditions described in the Prospectus and below, the Portfolio may make secured loans of its portfolio securities to brokers, dealers and other financial institutions. [ANY LIMITATION ON SERIES H ABILITY TO
MAKE SECURED LOANS OF PORTFOLIO SECURITIES?] The risks in lending portfolio securities, as with other extensions of credit, consist of possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. However, such loans will be made only to broker-dealers that are believed by the Adviser or the Sub-Adviser to be of relatively high credit standing. Securities loans are made to broker-dealers pursuant to agreements requiring that loans be continuously secured by collateral consisting of U.S. Government securities, cash or cash equivalents
(negotiable certificates of deposit, bankers' acceptances or letters of credit)
maintained on a daily mark-to-market basis in an amount at least equal at all times to the market value of the securities lent. The borrower pays to the lending Portfolio an amount equal to any dividends or interest received on the securities lent. The Portfolio may invest only the cash collateral received in interest-bearing, short-term securities or receive a fee from the borrower. In the case of cash collateral, the Portfolio typically pays a rebate to the lender. Although voting rights or rights to consent with respect to the loaned securities pass to the borrower, the Portfolio retains the right to call the loans and obtain the return of the securities loaned at any time on reasonable notice, and it will do so in order that the securities may be voted by the
Portfolio if the holders of such securities are asked to vote upon or consent to matters materially affecting the investment. The Portfolio may also call such loans in order to sell the securities involved. The Portfolio's performance will continue to reflect changes in the value of the securities loaned and will also reflect the receipt of either interest, through investment of cash collateral by the Portfolio in permissible investments, or a fee, if the collateral is U.S.
Government securities.

U.S. GOVERNMENT SECURITIES

          U.S. Government securities are obligations of, or guaranteed by, the
U.S. Government, its agencies or instrumentalities. The U.S. Government does not guarantee the net asset value of the Portfolio's shares. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by Ginnie Mae, are supported by the full faith and credit of the United States;
others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Treasury; others, such as those of the
Fannie Mae, are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; and still others, such as those of the
Student Loan Marketing Association, are supported only by the credit of the instrumentality. U.S. Government securities include securities that have no coupons, or have been stripped of their unmatured interest coupons, individual interest coupons from such securities that trade separately, and evidences of receipt of such securities. Such securities may pay no cash income, and are purchased at a deep discount from their value at maturity. Because interest on zero coupon securities is not distributed on a current basis but is, in effect, compounded, zero coupon securities tend to be subject to greater market risk than interest-paying securities of similar maturities. Custodial receipts issued in connection with so-called trademark zero coupon securities, such as CATs and
TIGRs, are not issued by the U.S. Treasury, and are therefore not U.S.
Government securities, although the underlying bond represented by such receipt is a debt obligation of the U.S. Treasury. Other zero coupon Treasury securities
(e.g., STRIPs and CUBEs) are direct obligations of the U.S. Government.

                                       36

PREFERRED STOCK

          The Portfolio may invest in preferred stock of U.S. or foreign issuers. Preferred stock is a form of equity ownership in a corporation. The dividend on a preferred stock is a fixed payment which the corporation is not legally bound to pay. Certain classes of preferred stock are convertible, meaning the preferred stock is convertible into shares of common stock of the issuer. By holding convertible preferred stock, the Portfolio can receive a steady stream of dividends and still have the option to convert the preferred stock to common stock.

REPURCHASE AGREEMENTS

          For the purposes of maintaining liquidity and achieving income, the
Portfolio may enter into repurchase agreements with domestic commercial banks or registered broker-dealers. A repurchase agreement is a contract under which the
Portfolio would acquire a security for a relatively short period (usually not more than one week) subject to the obligation of the seller to repurchase and the Portfolio to resell such security at a fixed time and price (representing the Portfolio's cost plus interest). In the case of repurchase agreements with broker-dealers, the value of the underlying securities (or collateral) will be at least equal at all times to the total amount of the repurchase obligation, including the interest factor. The Portfolio bears a risk of loss in the event that the other party to a repurchase agreement defaults on its obligations and the Portfolio is delayed or prevented from exercising its rights to dispose of the collateral securities. This risk includes the risk of procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price. The Sub-Adviser will monitor the creditworthiness of the counterparties.

                             INVESTMENT RESTRICTIONS

FUNDAMENTAL INVESTMENT RESTRICTIONS

          The investment restrictions set forth below are fundamental policies of the Portfolio and may not be changed with respect to the Portfolio without shareholder approval by vote of a majority of the outstanding voting securities of the Portfolio. Under these restrictions, the Portfolio may not:

                                       37

          (1) borrow money or issue any senior security, except to the extent permitted under the 1940 Act and as interpreted, modified, or otherwise permitted by regulatory authority having jurisdiction from time to time;

          (2) concentrate its investments in a particular "industry," as that term is used in the 1940 Act, and as interpreted, modified, or otherwise permitted by regulatory authority having jurisdiction from time to time;

          (3) purchase or sell real estate, although it may purchase securities secured by real estate or interests therein, or securities issued by companies in the real estate industry or which invest in real estate or interests therein;

          (4) purchase or sell commodities or commodities contracts or oil, gas or mineral programs. This restriction shall not prohibit the Portfolio, subject to restrictions described in the Prospectus and elsewhere in this Statement of
Additional Information, from purchasing, selling or entering into futures contracts, options on futures contracts, foreign currency forward contracts, foreign currency options, or any interest rate, securities-related or foreign currency-related hedging instrument, including swap agreements and other derivative instruments, subject to compliance with any applicable provisions of the federal securities or commodities laws;

          (5) purchase securities on margin, except for use of short-term credit necessary for clearance of purchases and sales of portfolio securities, but it may make margin deposits in connection with transactions in options, futures, and options on futures, and except that effecting short sales will be deemed not to constitute a margin purchase for purposes of this restriction;

          (6) make loans, except to the extent permitted under the 1940 Act, and as interpreted, modified, or otherwise permitted by regulatory authority having jurisdiction from time to time; or

          (7) act as an underwriter of securities of other issuers, except to the extent that in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under the federal securities laws.

NON-FUNDAMENTAL INVESTMENT RESTRICTIONS

          The Portfolio is also subject to the following non-fundamental restriction (which may be changed without shareholder approval). The Portfolio may not, under normal circumstances, invest less than 80% of its net assets, plus the amount of any borrowings for investment purposes, in Municipal Bonds.
The Portfolio may not change this non-fundamental investment restriction unless the Portfolio provides shareholders with the notice required by Rule 35d-1 under the 1940 Act, as it may be amended or interpreted by the SEC from time to time.

          [In addition, the Portfolio is subject to the following
non-fundamental restriction (which may be changed without shareholder approval).
The Portfolio may not invest more than 15% of its net assets (taken at market value at the time of the investment) in "illiquid securities," illiquid securities being defined to include repurchase agreements maturing in more than seven days, certain loan participation interests, fixed time deposits which are not subject to prepayment or provide withdrawal penalties upon prepayment (other than overnight deposits), or other securities which legally or in the Adviser's or Sub-Adviser's opinion may be deemed illiquid (other than securities issued pursuant to Rule 144A under the 1933 Act and certain commercial paper that the
Adviser or Sub-Adviser has determined to be liquid under procedures approved by the Board of Trustees).]

OTHER INFORMATION REGARDING INVESTMENT RESTRICTIONS

          Unless otherwise indicated, all limitations applicable to the
Portfolio's investments apply only at the time a transaction is entered into.
Any subsequent change in a rating assigned by any rating service to a security, or change in the percentage of the Portfolio's assets invested in certain securities or other instruments resulting from market fluctuations or other changes in the Portfolio's total assets, will not require the Portfolio to dispose of an investment. In the event that ratings services assign different ratings to the same security, the Adviser or Sub-Adviser will determine which rating it believes best reflects the security's quality and risk at that time, which may be the higher of the several assigned ratings.

                                       38

          The Portfolio interprets its policies with respect to borrowing and lending to permit such activities as may be lawful for the Portfolio, to the full extent permitted by the 1940 Act or by exemption from the provisions therefrom pursuant to exemptive order of the SEC.

          The Portfolio would be deemed to "concentrate" in a particular industry if it invested 25% or more of its total assets in that industry. The
Portfolios' industry concentration policy does not preclude the Portfolios from focusing investments in issuers in a group of related industrial sectors (such as different types of utilities). The Portfolios' industry concentration policy does not apply to securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities (or repurchase agreements with respect thereto).

          The phrase "shareholder approval," as used in the Prospectus and this
Statement of Additional Information, and the phrase a "vote of a majority of the outstanding voting securities," as used herein, mean the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Portfolio or the
Trust, as the case may be, or (2) 67% or more of the shares of the Portfolio or the Trust, as the case may be, present at a meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy.

          To the extent the Portfolio covers its commitment under a reverse repurchase agreement or other derivative instrument by the designation of assets determined by the Sub-Adviser to be liquid in accordance with procedures adopted by the Trustees, equal in value to the amount of the Portfolio's commitment, such instrument will not be considered a "senior security" for purposes of the
Portfolios' limitations on borrowings.

                             MANAGEMENT OF THE TRUST

TRUSTEES AND OFFICERS

          The business of the Trust is managed under the direction of the
Trust's Board of Trustees. Subject to the provisions of the Trust's Declaration of Trust, its Bylaws and Massachusetts law, the Trustees have all powers necessary and convenient to carry out this responsibility, including the election and removal of the Trust's officers.

          The Trustees and officers of the Trust, their ages, the position they hold with the Trust, their term of office and length of time served, a description of their principal occupations during the past five years, the number of portfolios in the fund complex that the Trustee oversees and any other public company directorships held by the Trustee are listed in the two tables immediately following. Except as shown, each Trustee's and officer's principal occupation and business experience for the last five years have been with the employer(s) indicated, although in some cases the Trustee may have held different positions with such employer(s). Unless otherwise indicated, the business address of the persons listed below is c/o Allianz Global Investors
Fund Management LLC, 1345 Avenue of the Americas, New York, New York 10105.

                                    TRUSTEES

                                                            NUMBER OF
                                                           PORTFOLIOS
                              TERM OF                        IN FUND
                            OFFICE AND      PRINCIPAL        COMPLEX        OTHER
    NAME      POSITION(S)    LENGTH OF    OCCUPATION(S)     OVERSEEN    DIRECTORSHIPS
  ADDRESS      HELD WITH       TIME      DURING THE PAST       BY           HELD BY
  AND AGE        TRUST        SERVED*        5 YEARS         TRUSTEE       TRUSTEE
-----------   -----------   ----------   ---------------   ----------   -------------

INDEPENDENT
TRUSTEES**

                                       39

                                                                               NUMBER OF
                                  TERM OF                                      PORTFOLIOS
                                OFFICE AND              PRINCIPAL               IN FUND         OTHER
      NAME       POSITION(S)     LENGTH OF            OCCUPATION(S)             COMPLEX     DIRECTORSHIPS
    ADDRESS       HELD WITH        TIME              DURING THE PAST          OVERSEEN BY      HELD BY
    AND AGE         TRUST         SERVED*                5 YEARS                TRUSTEE        TRUSTEE
--------------   -----------   ------------   -----------------------------   -----------   -------------

Paul Belica      Trustee       Since          Retired.  Formerly Director,         25            None.
09/27/1921                     inception      Student Loan Finance Corp.,
                               (March 2000)   Education Loans, Inc., Goal
                                              Funding, Inc., Goal Funding
                                              II, Inc. and Surety Loan
                                              Fund, Inc.; formerly, Manager
                                              of Stratigos Fund LLC,
                                              Whistler Fund LLC, Xanthus
                                              Fund LLC & Wynstone Fund LLC.

Robert E.        Trustee       Since 2000     Corporate Affairs Consultant;        25            None.
Connor                                        Formerly, Senior Vice
09/17/1934                                    President, Corporate Office,
                                              Smith Barney Inc.

John J.          Trustee       Since 2005     Retired.  Formerly, President        25            None.
Dalessandro II                                and Director, J.J.
07/26/1937                                    Dalessandro II Ltd.,
                                              registered broker-dealer and
                                              member of the New York Stock
                                              Exchange.

Hans W. Kertess  Trustee and   Since 2005     President, H Kertess & Co.           25            None.
07/12/1939       Chairman of                  L.P., a financial advisory
                 the Board                    company; formerly, Managing
                                              Director, Royal Bank of
                                              Canada Capital Markets.

William B.       Trustee       Since 2006     Asset Management Industry            25            None.
Ogden, IV                                     Consultant. Formerly,
01/11/1945                                    Managing Director, Investment
                                              Banking Division of Citigroup
                                              Global Markets Inc.

R. Peter         Trustee       Since 2005     Retired. Formerly, Managing          25            None.
Sullivan III                                  Partner, Bear Wagner
09/04/1941                                    Specialists LLC, specialist
                                              firm on the New York Stock
                                              Exchange.

                                       40

                                                                               NUMBER OF
                                  TERM OF                                      PORTFOLIOS
                                OFFICE AND              PRINCIPAL               IN FUND         OTHER
      NAME       POSITION(S)     LENGTH OF            OCCUPATION(S)             COMPLEX     DIRECTORSHIPS
    ADDRESS       HELD WITH        TIME              DURING THE PAST          OVERSEEN BY      HELD BY
    AND AGE         TRUST         SERVED*                5 YEARS                TRUSTEE        TRUSTEE
--------------   -----------   ------------   -----------------------------   -----------   -------------

INTERESTED
TRUSTEE***

John C. Maney    Trustee       Since 2006     Chief Financial Officer of           60            None.
08/03/1959                                    Allianz Global Investors Fund
                                              Management LLC; Managing
                                              Director and Chief Financial
                                              Officer of Allianz Global
                                              Investors of America L.P.
                                              since Jan 2005 and Chief
                                              Operating Officer of Allianz
                                              Global Investors of America
                                              since November 2006.
                                              Executive Vice President and
                                              Chief Financial Officer since
                                              2001. Chief Financial
                                              Officer of PIMCO, Oppenheimer
                                              Capital LLC, NFJ Investment
                                              Group L.P. and a number of
                                              other affiliated entities.
                                              Chief Financial Officer and
                                              Executive Vice President of
                                              Allianz Global Investors
                                              Distributors LLC. Formerly,
                                              Executive Vice President and
                                              Chief Financial Officer of
                                              Apria Healthcare Group, Inc.
                                              (1998-2001)

*    Under the Trust's Declaration of Trust, a Trustee serves until his or her retirement, resignation or replacement.

**   "Independent Trustees" are those Trustees who are not "interested persons"
     of the Trust, as defined in the 1940 Act.

***  "Interested Trustees" are those who are "interested persons of the Trust, as defined in the 1940 Act. Mr. Maney is an "interested person" of the
     Trust due to his affiliation with AGI and the Manager. In addition to Mr.
     Maney's positions with affiliated persons of the Trust set forth in the table above, he holds the following positions with affiliated persons:
     Managing Director, Chief Operating Officer and Chief Financial Officer,
     Allianz Global Investors of America L.P. and Allianz Global Investors of
     America Holdings Inc.; Chief Financial Officer of Allianz Global Investors
     Managed Accounts LLC and Allianz Global Investors NY Holdings LLC; Managing
     Director and Chief Financial Officer of Allianz Hedge Fund Partners Holding
     L.P. and Allianz-Pac Life Partners LLC; Chief Financial Officer of Allianz
     Global Investors Advertising Agency Inc.; Managing Director and Chief
     Financial Officer of Allianz Global Investors U.S. Retail LLC and Allianz
     Hedge Fund Partners Holding L.P.; Chief Financial Officer of Allianz Hedge
     Fund Partners L.P.; Chief Financial Officer of Allianz Hedge Fund Partners
     Inc., Alpha Vision LLC, Alpha Vision Capital Management LLC, NFJ Investment
     Group L.P., NFJ Management Inc., Nicholas-Applegate Capital Management LLC,
     Nicholas-Applegate Holdings LLC, Nicholas-Applegate Securities LLC, OpCap
     Advisors LLC, Oppenheimer Capital LLC, Pacific Investment Management
     Company LLC, PIMCO Australia Pty Ltd, PIMCO Canada Holding LLC, PIMCO
     Canada Management Inc., PIMCO Canada Corp., PIMCO Europe Limited, PIMCO
     Global Advisors LLC, PIMCO Global Advisors (Resources) Limited and
     StocksPLUS Management, Inc.; and Executive Vice President and Chief
     Financial Officer of PIMCO Japan Ltd.

                                       41

                      OFFICERS
----------------------------------------------------
                            TERM OF
                          OFFICE AND      PRINCIPAL
 NAME      POSITION(S)     LENGTH OF    OCCUPATION(S)
ADDRESS    HELD WITH         TIME        DURING PAST
AND AGE      TRUST          SERVED+        5 YEARS
-------    -----------    ----------    -------------

                                          TERM OF
                                        OFFICE AND                                PRINCIPAL
        NAME          POSITION(S)        LENGTH OF                              OCCUPATION(S)
      ADDRESS          HELD WITH           TIME                                  DURING PAST
      AND AGE            TRUST            SERVED+                                  5 YEARS
------------------   -------------   ----------------   ------------------------------------------------------------

Brian S.  Shlissel   President &     Since December     Executive Vice President, Allianz Global Investors Fund
1345 Avenue of       Chief           2002.  Formerly,   Management LLC; Trustee of 8 funds in the Fund Complex;
the Americas         Executive       President &        President and Chief Executive Officer of 33 funds in the
47th floor           Officer         Treasurer,         Fund Complex; Treasurer, Principal Financial and Accounting
New York, NY 10105                   December 2000-     Officer of 35 funds in the Fund Complex.
11/14/1964                           December 2002.

Lawrence G.          Treasurer;      Since December     Senior Vice President, Allianz Global Investors Fund
Altadonna            Principal       2002               Management LLC; Treasurer, Principal Financial and
1345 Avenue of       Financial and                      Accounting Officer of 33 funds in the Fund Complex;
the Americas         Accounting                         Assistant Treasurer of 35 funds in the Fund Complex.
47th Floor           Officer
New York, NY 10105
03/10/1966

Thomas  J.           Vice            Since December     Senior Vice President, Senior Counsel, Allianz Global
Fuccillo             President,      2004               Investors of America L.P., Vice President, Secretary and
1345 Avenue of       Secretary and                      Chief Legal Officer of 68 funds in the Fund Complex;
the Americas         Chief Legal                        Formerly, Vice President and Associate General Counsel,
50th Floor           Officer                            Neuberger Berman, LLC (1991-2004).
New York, NY 10105
03/22/1968

Youse Guia           Chief           Since September    Senior Vice President, Group Compliance Manager, Allianz
680 Newport          Compliance      2004               Global Investors of America L.P.; Chief Compliance Officer
Center Drive,        Officer                            of 68 funds in the Fund Complex; Formerly, Vice President,
Suite 250                                               Group Compliance Manager, Allianz Global Investors of
Newport Beach,                                          America L.P. (2002-2004). Audit Manager,
CA 92660                                                PricewaterhouseCoopers LLP (1996 -2002).
09/03/1972

                                       42

                                          TERM OF
                                        OFFICE AND                                PRINCIPAL
        NAME          POSITION(S)        LENGTH OF                              OCCUPATION(S)
      ADDRESS          HELD WITH           TIME                                  DURING PAST
      AND AGE            TRUST            SERVED+                                  5 YEARS
------------------   -------------   ----------------   ------------------------------------------------------------

Kathleen A.          Assistant       Since December     Assistant Secretary of 68 funds in the Fund Complex;
Chapman              Secretary       2006               Manager - IIG Advisory Law, Morgan Stanley (2004-2005);
2187 Atlantic                                           Paralegal and Assistant Corporate Secretary, Prudential
Street, Stamford,                                       Financial, Inc. (formerly American Skandia, Inc.)
CT 06902                                                (1996-2004).
11/11/1954

William V. Healey    Assistant       Since December     Executive Vice President, Chief Legal Officer, Allianz
1345 Avenue of the   Secretary       2006               Global Investors of America L.P., Allianz Global Investors
Americas, 50th Floor                                    Fund Management and  Allianz Global Investors Distributors
New York, NY 10105                                      LLC. Assistant Secretary of 68 funds in the Fund Complex;
07/28/1953                                              formerly, Chief Legal Officer, Vice President and Associate
                                                        General Counsel of
                                                        Prudential Insurance
                                                        Company of America
                                                        (1998-2005); formerly,
                                                        Executive Vice President
                                                        and Chief Legal Officer,
                                                        Prudential Investments
                                                        (1998-2003).

Richard H. Kirk      Assistant       Since December     Senior Vice President, Associate General Counsel, Allianz
2187 Atlantic        Secretary       2006               Global Investors of America L.P. (since 2004). Senior Vice
Street, Stamford,                                       President, Associate General Counsel, Allianz Global
CT 06902                                                Investors Distributors LLC. Assistant Secretary of 68 funds
04/06/1961                                              in the Fund Complex; formerly, Vice President, Counsel,
                                                        Prudential Financial, Inc./American Skandia; Associate
                                                        General Counsel, Friedman, Billings, Ramsey, Inc.

Lagan Srivastava     Assistant       Since December     Assistant Secretary of 68 funds in the Fund Complex;
1345 Avenue of the   Secretary       2006               formerly, Research Assistant, Dechert LLP (2004-2005);
Americas, 50th Floor                                    Research Assistant, Swidler Berlin Shereff Friedman LLP
New York, NY 10105                                      (2002-2004).
09/20/1977

+    Under the Trust's Bylaws, an officer serves until his or her successor is elected or qualified, or until he or she sooner dies, resigns, is removed or becomes disqualified. Officers hold office at the pleasure of the
     Trustees.

                                       43

For officers of the Trust, positions held with affiliated persons or principal underwriters of the Trust are listed in the following table:

                                              POSITIONS HELD WITH
                                              AFFILIATED PERSONS OR
                                             PRINCIPAL UNDERWRITERS
             NAME                                 OF THE TRUST
------------------------------   -----------------------------------------------
Brian S. Shlissel                Executive Vice President, Allianz Global
                                 Investors Fund Management LLC; Trustee of 8
                                 funds in the Fund Complex; President and Chief
                                 Executive Officer of 33 funds in the Fund
                                 Complex; Treasurer, Principal Financial and
                                 Accounting Officer of 35 funds in the Fund
                                 Complex.

Lawrence G. Altadonna            Senior Vice President, Allianz Global Investors
                                 Fund Management LLC; Treasurer, Principal
                                 Financial and Accounting Officer of 33 funds in
                                 the Fund Complex; Assistant Treasurer of 35
                                 funds in the Fund Complex.

Thomas J. Fuccillo               Senior Vice President, Senior Counsel, Allianz
                                 Global Investors of America L.P., Vice
                                 President, Secretary and Chief Legal Officer of
                                 68 funds in the Fund Complex;

Youse Guia                       Senior Vice President, Group Compliance
                                 Manager, Allianz Global Investors of America
                                 L.P.; Chief Compliance Officer of 68 funds in
                                 the Fund Complex; Formerly, Vice President,
                                 Group Compliance Manager, Allianz Global
                                 Investors of America L.P. (2002-2004).

Kathleen A. Chapman              Assistant Secretary of 68 funds in the Fund
                                 Complex;

William V. Healey                Executive Vice President, Chief Legal Officer,
                                 Allianz Global Investors of America L.P.,
                                 Allianz Global Investors Fund Management and
                                 Allianz Global Investors Distributors LLC.
                                 Assistant Secretary of 68 funds in the Fund
                                 Complex.

Richard H. Kirk                  Senior Vice President, Associate General
                                 Counsel, Allianz Global Investors of America
                                 L.P. (since 2004). Senior Vice President,
                                 Associate General Counsel, Allianz Global
                                 Investors Distributors LLC. Assistant Secretary
                                 of 68 funds in the Fund Complex.

Lagan Srivastava                 Assistant Secretary of 68 funds in the Fund
                                 Complex.

                                       44

COMMITTEES OF THE BOARD OF TRUSTEES

          The Board has established an Audit Oversight Committee in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the
"Exchange Act"), consisting of Messrs. Belica, Connor, Dalessandro, Kertess,
Ogden and Sullivan, each of whom is an Independent Trustee. The Audit
Oversight Committee provides oversight with respect to the internal and external accounting and auditing procedures of the Trust and, among other things, determines the selection of an independent registered public accounting firm for the Trust and considers the scope of the audit, approves all audit and permitted non-audit services proposed to be performed by those auditors on behalf of the
Trust and services to be performed by the auditors for certain affiliates, including the Adviser and PIMCO and entities in a control relationship with the
Adviser and PIMCO that provide services to the Trust where the engagement relates directly to the operations and financial reporting of the Trust. The
Committee considers the possible effect of those services on the independence of the Trust's independent registered public accounting firm. The Audit Oversight
Committee convened twice during the fiscal year ended October 31, 2006.

          The Board has established a Nominating Committee composed solely of
Independent Trustees, consisting of Messrs. Belica, Connor, Dalessandro,
Kertess, Ogden and Sullivan. The Nominating Committee is responsible for reviewing and recommending qualified candidates to the Board in the event that a position is vacated or created. The Nominating Committee will review and consider nominees recommended by shareholders to serve as Trustee, provided any such recommendation is submitted in writing to the Fund, c/o Thomas J. Fuccillo,
Secretary, at the address of the principal executive offices of the Fund. The
Nominating Committee has full discretion to reject nominees recommended by shareholders, and there is no assurance that any such person so recommended and considered by a committee will be nominated for election to the Board. The
Nominating Committee convened once during the fiscal year ended October 31,
2006.

          The Board has established a Valuation Committee, which consists of
Messrs. Belica, Connor, Dalessandro, Kertess, Ogden and Sullivan. The Board has
delegated to the Committee, pursuant to procedures adopted by the Board, the responsibility to determine or cause to be determined the fair value of the
Trust's portfolio securities and other assets when market quotations are not readily available. The Valuation Committee reviews and approves procedures for the valuation of Trust's portfolio securities and periodically reviews information from the Adviser or PIMCO regarding fair value and liquidity determination made pursuant to Board-approved procedures, and makes

                                       45

related recommendations to the full Board and assists the full Board in resolving particular valuation matters. The Valuation Committee did not meet during the fiscal year ended October 31, 2006.

SECURITIES OWNERSHIP

          Because the Portfolio is newly formed, none of the Portfolio's
Trustees owns any equity securities in the Portfolio.

          For each Trustee, the following table discloses the dollar range of equity securities in any other portfolio of the Trust beneficially owned by the
Trustee and, on an aggregate basis, in any registered investment companies overseen by the Trustee within the Trust's family of investment companies as of
December 31, 2006:

                                         AGGREGATE DOLLAR RANGE OF EQUITY
                          DOLLAR RANGE     SECURITIES IN ALL REGISTERED
                           OF EQUITY       INVESTMENT COMPANIES OVERSEEN
                         SECURITIES IN        BY TRUSTEE IN FAMILY OF
    NAME OF TRUSTEE        THE TRUST           INVESTMENT COMPANIES
----------------------   -------------   --------------------------------
INDEPENDENT TRUSTEES
Paul Belica                   None                      None

Robert E. Connor              None                      None

John J. Dalessandro II        None                      None

Hans W. Kertess               None                      None

William B. Ogden, IV          None                      None

R. Peter Sullivan III         None                      None

INTERESTED TRUSTEE
John C. Maney                 None                      None

For Independent Trustees and their immediate family members, the following table provides information regarding each class of securities owned beneficially in an investment adviser or principal underwriter of the Trust, or a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment adviser or principal underwriter of the Trust as of December 31, 2006:

                         NAME OF OWNERS
                              AND
                        RELATIONSHIPS TO
                           TRUSTEE OR                               VALUE OF   PERCENT OF
    NAME OF TRUSTEE         NOMINEE       COMPANY  TITLE OF CLASS  SECURITIES    CLASS
----------------------  ----------------  -------  --------------  ----------  ----------

Paul Belica                   None         None         N/A            N/A        N/A
Robert E. Connor              None         None         N/A            N/A        N/A

                                       46

John J. Dalessandro II        None         None         N/A            N/A        N/A
Hans W. Kertess               None         None         N/A            N/A        N/A
William B. Ogden, IV          None         None         N/A            N/A        N/A
R. Peter Sullivan II          None         None         N/A            N/A        N/A

COMPENSATION

          The Trustees currently receive (i) $2,000 per quarterly board meeting,
(ii) $1,000 for each board meeting in excess of four per year if the meetings are attended in person and (iii) $500 for each telephonic meeting. In addition, each Trustee who serves as a member of the Audit Oversight Committee will receive an additional $500 per meeting. The Trust's Independent Chairman, if any, will annually receive an additional $2,500 per year. The Audit Oversight
Committee Chairman will receive an additional $750 per year. Each Trustee's compensation and other costs of joint meetings with other closed-end funds managed by AGIFM will be allocated pro rata among the Fund and such other funds for which the Director serves as a board member based on each fund's relative net assets, including assets attributable to any preferred shares.

          The Trust does not provide any pension or other retirement benefits to its Trustees.

          The following table sets forth information regarding compensation received by those Trustees who are not "interested persons" (as defined in the
1940 Act) of the Trust for the fiscal year ended October 31, 2006: [PLEASE
UPDATE]

                                      PENSION OR                       TOTAL
                                      RETIREMENT                    COMPENSATION
                                       BENEFITS                      FROM TRUST
                                      ACCRUED AS     ESTIMATED          AND
                         AGGREGATE       PART     ANNUAL BENEFITS  FUND COMPLEX
       NAME OF          COMPENSATION   OF TRUST         UPON            PAID
  PERSON, POSITION*      FROM TRUST    EXPENSES      RETIREMENT    TO TRUSTEES**
----------------------  ------------  ----------  ---------------  -------------
Paul Belica                [___]          N/A           N/A            [___]

Robert E. Connor           [___]          N/A           N/A            [___]

John J. Dalessandro II     [___]          N/A           N/A            [___]
Hans W. Kertess            [___]          N/A           N/A            [___]
William B. Ogden, IV       [___]          N/A           N/A            [___]
R. Peter Sullivan III      [___]          N/A           N/A            [___]

**   In addition to serving as trustees of the Trust during the most recently completed fiscal year, each Trustee served as Trustee or director of several closed-end and/or open-end investment companies advised by the
     Adviser. Mr. Belica and Mr. Connor serve as Trustee or director of [23]
     such investment companies; Messrs. Dalessandro and Kertess serve as Trustee or director of [22] such investment companies; Mr. Sullivan serves as
     Trustee or director of [20] such investment companies; and Mr. Sullivan serves as Trustee or Director of [_] such investment companies. These investment companies are considered to be in the same "Fund Complex" as the
     Trust.

                                       47

CODE OF ETHICS

          The Trust, the Adviser, the Sub-Adviser and principal underwriter have each adopted a code of ethics under Rule 17j-1 of the 1940 Act. These codes permit personnel subject to the codes to invest in securities, including securities that may be purchased or held by the Trust.

PROXY VOTING POLICIES

          The Board of Trustees has delegated to the Adviser, and the Adviser has in turn delegated to the Sub-Adviser, responsibility for voting any proxies relating to portfolio securities held by the Portfolio in accordance with the
Sub-Adviser's proxy voting policies and procedures. Copies of the proxy voting policies and procedures to be followed by the Trust, the Adviser and the
Sub-Adviser on behalf of the Portfolios, including procedures to be used when a vote represents a conflict of interest, are attached hereto as Appendix A
("Proxy Voting Policies"). Copies of these proxy voting policies and procedures are also available, without charge, by calling 1-800-426-9727 or on the Trust's website at www.allianzinvestors.com. Information about how the Portfolios voted proxies relating to portfolio securities held during the twelve months ended
June 30, 2005 is available (i) without charge, upon request, by calling the
Trust at (800) 462-9727; (ii) on the Trust's website at
www.allianzinvestors.com; and (iii) on the Securities and Exchange Commission's
website at www.sec.gov.

INVESTMENT ADVISER

          AGIFM serves as investment adviser to the Portfolio pursuant to an investment advisory agreement ("Advisory Agreement") between it the Trust. The
Adviser is a wholly owned indirect subsidiary of Allianz Global Investors of
America L.P. ("AGI"). Allianz, acting through an investment management division, was the former investment adviser to the Trust. Allianz was organized as a limited partnership under Delaware law in 1987. Allianz's sole general partner is Allianz-Paclife Partners LLC. Allianz-Paclife Partners LLC is a Delaware
limited liability company with two members, Allianz Global Investors U.S.
Holding LLC, a Delaware limited liability company and Pacific Life Insurance
Company ("Pacific Life"), a California stock life insurance company. Pacific
Life is a wholly owned subsidiary of Pacific Mutual Holding Company. Pacific
Life owns an indirect minority equity interest in AGI. The sole member of
Allianz Global Investors U.S. Holding LLC is Allianz Global Investors of America
LLC. Allianz Global Investors of America LLC has two members, Allianz of
America, Inc. ("Allianz of America"), a Delaware corporation which owns a 99.9%
non-managing interest, and Allianz Global Investors of America Holdings Inc., a
Delaware corporation which owns a 0.01% managing interest. Allianz of America is a wholly-owned subsidiary of Allianz SE. Allianz Global Investors of America
Holdings Inc. is a wholly-owned subsidiary of Allianz Global Investors
Aktiengesellschaft, which is a wholly-owned subsidiary of Allianz SE. Allianz SE indirectly holds a controlling interest in Allianz. Allianz SE is a
European-based, multinational insurance and financial services holding company.
The address for Allianz-Paclife Partners LLC, Allianz Global Investors U.S.
Holding LLC, Allianz Global Investors of America LLC and Allianz Global
Investors of America Holding Inc. is 680 Newport Center Drive, Suite 250,
Newport Beach, California 92660. The address for Allianz Global Investors
Aktiengesellschaft is Nymphenburger Strausse 112-116, 80636 Munich, Germany.
Allianz SE's address is Koeniginstrasse 28, D-80802, Munich, Germany. Pacific
Life's address is 700 Newport Center Drive, Newport Beach, California 92660.
Allianz's address is 680 Newport Center Drive, Suite 250, Newport Beach,
California 92660.

          The general partner of AGI has substantially delegated its management and control of AGI to an Executive Committee.

          The Adviser is located at 1345 Avenue of the Americas, 50th Floor, New
York, NY 10105. The Adviser and its investment management affiliates had approximately $[_] billion of assets under management as of December 31, 2006.

                                       48

          Allianz of America, Inc. ("AZOA") has entered into a put/call arrangement for the possible disposition of Pacific Life's indirect interest in
Allianz. Under this agreement, Pacific Life and AZOA can put or call, respectively, all of the Class E Units. The repurchase price for the Class E
Units is calculated based on the financial performance of Pacific Investment
Management Company over the preceding four calendar quarters prior to repurchase, but the amount can increase or decrease in value by a maximum of 2%
per year from the per unit amount as defined in the agreement, calculated as of
December 31 of the preceding calendar year.

          As of November 1, 2006, significant institutional shareholders of
Allianz SE currently include Munchener Ruckversicherungs-Gesellschaft AG
("Munich Re"). Allianz SE in turn owns more than 95% of Dresdner Bank AG. Credit
Lyonnais and Munich Re, as well as certain broker-dealers that might be controlled by or affiliated with these entities or Dresdner Bank AG, such as
Dresdner Klienwort Wasserstein, Dresdner Kleinwort Benson and Grantchester
Securities, Inc., may be considered to be affiliated persons of the Adviser and its affiliates. (Broker-dealer affiliates of such significant institutional shareholders are sometimes referred to herein as "Affiliated Brokers.") Absent an SEC exemption or other relief, the Portfolio generally is precluded from effecting principal transactions with the Affiliated Brokers, and its ability to purchase securities being underwritten by an Affiliated Broker or a syndicate including an Affiliated Broker is subject to restrictions. Similarly, the
Portfolio's ability to utilize the Affiliated Brokers for agency transactions is subject to the restrictions of Rule 17e-1 under the 1940 Act. PIMCO does not believe that the restrictions on transactions with the Affiliated Brokers described above will materially adversely affect its ability to provide services to the Portfolio, the Portfolio's ability to take advantage of market opportunities, or the Portfolio's overall performance.

ADVISORY AGREEMENT

          AGIFM, subject to the supervision of the Board of Trustees, is responsible for providing advice and guidance with respect to the Portfolios and for managing, either directly or through others selected by the Adviser, the investments of the Portfolios. AGIFM also furnishes to the Board of Trustees periodic reports on the investment performance of the Portfolio. As more fully discussed below, AGIFM has engaged an affiliate to serve as Sub-Adviser.

          Under the terms of the Advisory Agreement, AGIFM is obligated to manage the Portfolios in accordance with applicable laws and regulations. The investment advisory services of AGIFM to the Portfolios are not exclusive under the terms of the Advisory Agreement. AGIFM is free to, and does, render investment advisory services to others.

          Because the Portfolio has only recently commenced operations, the
Portfolio did not pay AGIFM (or its predecessor) any amounts under the Advisory
Agreement for the fiscal years ended October 31, 2006, October 31, 2005 and
October 31, 2004.

PORTFOLIO MANAGER

          AGIFM employs PIMCO as the Sub-Adviser to provide investment advisory services to the Portfolio pursuant to portfolio management agreements (each a
"Portfolio Management Agreement") between the Adviser and the Portfolio's
Sub-Adviser.

          PIMCO is located at 840 Newport Center Drive, Newport Beach,
California 92660. PIMCO is an investment counseling firm founded in 1971. PIMCO, a Delaware limited liability company, is a majority-owned subsidiary of AGI.
Allianz SE ("Allianz SE") is the indirect majority owner of AGI. Allianz SE is a
European-based, multinational insurance and financial services holding company.
PIMCO provides investment management and advisory services to private accounts of institutional and individual clients and to mutual funds. As of December 31,
2005, PIMCO had approximately $594.1 billion in assets under management.

CERTAIN TERMS OF THE ADVISORY AGREEMENT AND THE PORTFOLIO MANAGEMENT AGREEMENT

                                       49

          The Advisory Agreement and the Portfolio Management Agreement were each approved by the Trustees of the Trust (including all of the Trustees who are not "interested persons" of the Adviser or PIMCO). The Portfolio's Advisory
Agreement and Portfolio Management Agreement will each continue in force with respect to the Portfolio for two years from their respective dates, and from year to year thereafter, but only so long as their continuance is approved at least annually by (i) vote, cast in person at a meeting called for that purpose, of a majority of those Trustees who are not "interested persons" of the Adviser, the Sub-Adviser or the Trust, and by (ii) the majority vote of either the full
Board of Trustees or the vote of a majority of the outstanding shares of all classes of the Portfolio. Each of the Advisory Agreement and Portfolio
Management Agreement automatically terminates on assignment. The Portfolio's
Advisory Agreement may be terminated on not less than 60 days' notice by the
Adviser to the Portfolio or by the Portfolio to the Adviser. The Portfolio's
Portfolio Management Agreement may be terminated on not less than 60 days'
notice by the Adviser to the Sub-Adviser or by the Sub-Adviser to the
Sub-Adviser, or by the Portfolio at any time by notice to the Adviser or
Sub-Adviser.

          The Portfolio's Advisory Agreement and Portfolio Management Agreement
provide that the Adviser and Sub-Adviser, as applicable, shall not be subject to any liability in connection with the performance of its services thereunder in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties.

          Neither the Advisory Agreement nor the Portfolio Management Agreement
requires the Portfolio to pay any advisory/sub-advisory or other fee to the
Adviser or Sub-Adviser. Although the Portfolios do not compensate the Adviser or
Sub-Adviser directly for their services under the Advisory Agreement or
Portfolio Management Agreement, respectively, the Adviser and Sub-Adviser may benefit from their relationship with the sponsors of wrap fee programs for which the Portfolio is an investment option.

PORTFOLIO MANAGER COMPENSATION

          PIMCO has adopted a "Total Compensation Plan" for its professional level employees, including its portfolio managers, that is designed to pay competitive compensation and reward performance, integrity and teamwork consistent with the firm's mission statement. The Total Compensation Plan includes a significant incentive component that rewards high performance standards, work ethic and consistent individual and team contributions to the firm. The compensation of portfolio managers consists of a base salary, a bonus, and may include a retention bonus. Portfolio managers who are Managing Directors of PIMCO also receive compensation from PIMCO's profits. Certain employees of
PIMCO, including portfolio managers, may elect to defer compensation through
PIMCO's deferred compensation plan. PIMCO also offers its employees a non-contributory defined contribution plan through which PIMCO makes a contribution based on the employee's compensation. PIMCO's contribution rate increases at a specified compensation level, which is a level that would include portfolio managers.

Salary and Bonus. Base salaries are determined by considering an individual portfolio manager's experience and expertise and may be reviewed for adjustment annually. Portfolio managers are entitled to receive bonuses, which may be significantly more than their base salary, upon attaining certain performance objectives based on predetermined measures of group or department success. These goals are specific to individual portfolio managers and are mutually agreed upon annually by each portfolio manager and his or her manager. Achievement of these goals is an important, but not exclusive, element of the bonus decision process.

In addition, the following non-exclusive list of qualitative criteria
(collectively, the "Bonus Factors") may be considered when determining the bonus for portfolio managers:

     o    3-year, 2-year and 1-year dollar-weighted and account-weighted, pre-tax investment performance as judged against the applicable benchmarks for each account managed by a portfolio manager and relative to applicable industry peer groups;

     o    Appropriate risk positioning that is consistent with PIMCO's investment philosophy and the Investment Committee/CIO approach to the generation of alpha;

     o    Amount and nature of assets managed by the portfolio manager;

                                       50

     o    Consistency of investment performance across portfolios of similar mandate and guidelines (reward low dispersion);

     o    Generation and contribution of investment ideas in the context of
          PIMCO's secular and cyclical forums, portfolio strategy meetings,
          Investment Committee meetings, and on a day-to-day basis;

     o    Absence of defaults and price defaults for issues in the portfolios managed by the portfolio manager;

     o    Contributions to asset retention, gathering and client satisfaction;

     o    Contributions to mentoring, coaching and/or supervising; and

     o    Personal growth and skills added.

A portfolio manager's compensation is not based directly on the performance of any portfolio or any other account managed by that portfolio manager. Final bonus award amounts are determined by the PIMCO Compensation Committee.

Retention Bonuses. Certain portfolio managers may receive a discretionary, fixed amount retention bonus, based upon the Bonus Factors and continued employment with PIMCO. Each portfolio manager who is a Senior Vice President or Executive
Vice President of PIMCO receives a variable amount retention bonus, based upon the Bonus Factors and continued employment with PIMCO.

Investment professionals, including portfolio managers, are eligible to participate in a Long Term Cash Bonus Plan ("Cash Bonus Plan"), which provides cash awards that appreciate or depreciate based upon the performance of PIMCO's parent company, Allianz Global Investors, and PIMCO over a three-year period.
The aggregate amount available for distribution to participants is based upon
Allianz Global Investors's profit growth and PIMCO's profit growth.
Participation in the Cash Bonus Plan is based upon the Bonus Factors, and the payment of benefits from the Cash Bonus Plan, is contingent upon continued
employment at PIMCO.

Profit Sharing Plan. Instead of a bonus, portfolio managers who are Managing
Directors of PIMCO receive compensation from a non-qualified profit sharing plan consisting of a portion of PIMCO's net profits. Portfolio managers who are
Managing Directors receive an amount determined by the Managing Director
Compensation Committee, based upon an individual's overall contribution to the firm and the Bonus Factors. Under his employment agreement, William Gross receives a fixed percentage of the profit sharing plan.

Allianz Transaction Related Compensation. In May 2000, a majority interest in the predecessor holding company of PIMCO was acquired by a subsidiary of Allianz
AG ("Allianz"). In connection with the transaction, Mr. Gross received a grant of restricted stock of Allianz, the last of which vested on May 5, 2005.

From time to time, under the PIMCO Class B Unit Purchase Plan, Managing
Directors and certain executive management (including Executive Vice Presidents)
of PIMCO may become eligible to purchase Class B Units of PIMCO. Upon their purchase, the Class B Units are immediately exchanged for Class A Units of PIMCO
Partners, LLC, a California limited liability company that holds a minority interest in PIMCO and is owned by the Managing Directors and certain executive management of PIMCO. The Class A Units of PIMCO Partners, LLC entitle their holders to distributions of a portion of the profits of PIMCO. The PIMCO
Compensation Committee determines which Managing Directors and executive management may purchase Class B Units and the number of Class B Units that each may purchase. The Class B Units are purchased pursuant to full recourse notes issued to the holder. The base compensation of each Class B Unit holder is increased in an amount equal to the principal amortization applicable to the notes given by the Managing Director or member of executive management.

Portfolio managers who are Managing Directors also have long-term employment contracts, which guarantee severance payments in the event of involuntary termination of a Managing Director's employment with PIMCO.

Account Type                      Brynjolfsson         Kiesel           Simon
                                 #     AUM($MM)    #   AUM($MM)    #   AUM($MM)
                                --------------    -------------   -------------
'40 Act Fund                    [_]    [____]     [_]   [___]     [_]   [___]

                                       51

Other pooled vehicles           [_]    [____]     [_]   [___]+    [_]   [___]+
Separate accounts               [_]*   [____]*    [_]** [___]^    [_]   [___]^

+ Of these other pooled vehicles, [_] account totaling $[_] million in assets pay a performance fee that is based in part on the performance of the accounts.

* Of these separate accounts, [_] accounts totaling $[_] million in assets pay a performance fee that is based in part on the performance of the accounts.

** Of these separate accounts, [_] account totaling $[_] million in assets pay a performance fee that is based in part on the performance of the accounts.

^ Of these separate accounts, [_] accounts totaling $[_] million in assets pay a performance fee that is based in part on the performance of the accounts.

SECURITIES OWNERSHIP

          Because the Portfolio is newly formed, the portfolio manager owns no equity securities of the Portfolio.

CONFLICTS OF INTEREST

          From time to time, potential conflicts of interest may arise between a portfolio manager's management of the investments of a Portfolio, on the one hand, and the management of other accounts, on the other. The other accounts might have similar investment objectives or strategies as the Portfolios, track the same index a Portfolio tracks or otherwise hold, purchase, or sell securities that are eligible to be held, purchased or sold by the Funds. The other accounts might also have different investment objectives or strategies than the Funds.

Knowledge and Timing of Fund Trades. A potential conflict of interest may arise as a result of the portfolio manager's day-to- day management of the Portfolio.
Because of their positions with the Portfolios, the portfolio managers know the size, timing and possible market impact of the Portfolio's trades. It is theoretically possible that the portfolio managers could use this information to the advantage of other accounts they manage and to the possible detriment of the
Portfolio.

Investment Opportunities. A potential conflict of interest may arise as result of the portfolio manager's management of a number of accounts with varying investment guidelines. Often, an investment opportunity may be suitable for both the Portfolio and other accounts managed by the portfolio manager, but may not be available in sufficient quantities for both the Fund and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by the Portfolio and another account. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

Under PIMCO's allocation procedures, investment opportunities are allocated among various investment strategies based on individual account investment guidelines and PIMCO's investment outlook. PIMCO has also adopted additional procedures to complement the general trade allocation policy that are designed to address potential conflicts of interest due to the side-by- side management of the Funds and certain pooled investment vehicles, including investment opportunity allocation issues.

Performance Fees. A portfolio manager may advise certain accounts with respect to which the advisory fee is based entirely or partially on performance.
Performance fee arrangements may create a conflict of interest for the portfolio manager in that the portfolio manager may have an incentive to allocate the investment opportunities that he or she believes might be the most profitable to such other accounts instead of allocating them to the Portfolio. PIMCO has

                                       52

adopted policies and procedures reasonably designed to allocate investment opportunities between the Funds and such other accounts on a fair and equitable basis over time.

PORTFOLIO ADMINISTRATOR

          Allianz Global Investors Fund Management LLC serves as administrator
(and is referred to in this capacity as the "Administrator") to the Portfolio pursuant to an administration agreement (the "Administration Agreement") with the Trust. The Administrator provides or procures administrative services to the
Portfolio, which include clerical help and accounting, bookkeeping, internal audit services and certain other services they require, and preparation of reports to the Trust's shareholders and regulatory filings. The Administrator may retain affiliates to provide services as sub-administrators. In addition, the Administrator arranges at its own expense for the provision of legal, audit, custody, transfer agency and other services necessary for the ordinary operation of the Portfolio, and is responsible for the costs of registration of the
Trust's shares and the printing of prospectuses and shareholder reports for current shareholders. Under the Administration Agreement, the Administrator has
agreed to provide or procure these services, and to bear these expenses at no charge to the Portfolio.

          The Administrator has also agreed to bear all costs of the Trust's operations.

          The Administration Agreement may be terminated by the Trust at any time by vote of (1) a majority of the Trustees, (2) a majority of the outstanding voting securities of the Trust, or (3) by a majority of the Trustees who are not interested persons of the Trust or the Administrator, on 60 days'
written notice to AGIFM.

                          DISTRIBUTION OF TRUST SHARES

DISTRIBUTOR

          Allianz Global Investors Distributors LLC (the "Distributor") serves as the principal underwriter of the Portfolio of the Trust's shares pursuant to a distribution contract with the Trust. The offering of the Trust's shares is continuous. The Distributor is not obligated to sell any specific amount of the
Trust's shares. The distribution contract is terminable with respect to the portfolio without penalty, at any time, by the portfolio by not more than 60 days' nor less than 30 days' written notice to the Distributor, or by the
Distributor upon not more than 60 days' nor less than 30 days' written notice to the Trust. The Trust, on behalf of the portfolio, pays the Distributor no fees.
The Distributor's principal address is 2187 Atlantic Street, Stamford,
Connecticut, 06902.

          The distribution contract will continue in effect with respect to the
Portfolio for successive one-year periods, provided that each such continuance is specifically approved (i) by the vote of a majority of the entire Board of
Trustees or by the majority of the outstanding shares of the Portfolio, and (ii)
by a majority of the Trustees who are not interested persons (as defined in the
1940 Act) of the Trust and who have no direct or indirect interest financial interest in the distribution contract by vote cast in person at a meeting called for the purpose. If the distribution contract is terminated (or not renewed)
with respect to one or more Portfolios, it may continue in effect with respect to any Portfolio as to which it has not been terminated (or has been renewed).

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

INVESTMENT DECISIONS AND PORTFOLIO TRANSACTIONS

          Investment decisions for the Portfolios and for the other investment advisory clients of the Adviser and the Sub-Adviser are made with a view to achieving their respective investment objectives. Investment decisions are the product of many factors in addition to basic suitability for the particular client involved (including the Portfolio). Some securities considered for investment by the Portfolios may also be appropriate for other clients served by the

                                       53

Adviser or the Sub-Adviser. Thus, a particular security may be bought or sold for certain clients even though it could have been bought or sold for other clients at the same time. If a purchase or sale of securities consistent with the investment policies of the Portfolio and one or more of these clients is considered at or about the same time, transactions in such securities will be allocated among the Portfolio and clients in a manner deemed fair and reasonable by the Adviser or Sub-Adviser. Particularly when investing in less liquid or illiquid securities of smaller capitalization companies, such allocation may take into account the asset size of the Portfolio in determining whether the allocation of an investment is suitable. As a result, larger portfolios may become more concentrated in more liquid securities than smaller portfolios or private accounts of the Adviser or the Sub-Adviser pursuing a small capitalization investment strategy, which could adversely affect performance.
The Adviser or the Sub-Adviser may aggregate orders for the Portfolios with simultaneous transactions entered into on behalf of its other clients so long as price and transaction expenses are averaged either for the portfolio transaction or for that day. Likewise, a particular security may be bought for one or more clients when one or more clients are selling the security. In some instances, one client may sell a particular security to another client. It also sometimes happens that two or more clients simultaneously purchase or sell the same security, in which event each day's transactions in such security are, insofar as possible, averaged as to price and allocated between such clients in a manner which in the Adviser's or the Sub-Adviser's opinion is equitable to each and in accordance with the amount being purchased or sold by each. There may be circumstances when purchases or sales of portfolio securities for one or more clients will have an adverse effect on other clients.

BROKERAGE AND RESEARCH SERVICES

          There is generally no stated commission in the case of fixed-income securities, which are traded in the over-the-counter markets, but the price paid by the Portfolio usually includes an undisclosed dealer commission or mark-up.
In underwritten offerings, the price paid by the Portfolio includes a disclosed, fixed commission or discount retained by the underwriter or dealer. Transactions on U.S. stock exchanges and other agency transactions involve the payment by the
Portfolio of negotiated brokerage commissions. Such commissions vary among different brokers. Also, a particular broker may charge different commissions according to such factors as the difficulty and size of the transaction.
Transactions in foreign securities generally involve the payment of fixed brokerage commissions, which are generally higher than those in the United
States.

          Subject to the supervision of the Adviser, the Sub-Adviser places orders for the purchase and sale of portfolio securities, options and futures contracts and buys and sells such securities, options and futures for the
Portfolio through a substantial number of brokers and dealers. In so doing, the
Sub-Adviser uses its best efforts to obtain for the Portfolio the most favorable price and execution available, except to the extent it may be permitted to pay higher brokerage commissions as described below. In seeking the most favorable price and execution, the Sub-Adviser, having in mind the Portfolio's best interests, considers all factors it deems relevant, including, by way of illustration, price, the size of the transaction, the nature of the market for the security, the amount of the commission, the timing of the transaction taking into account market prices and trends, the reputation, experience and financial stability of the broker-dealer involved and the quality of service rendered by the broker-dealer in other transactions.

          Because the Portfolio only recently commenced operations, the
Portfolio paid no brokerage commissions for the fiscal years ended October 31,
2005, October 31, 2004 and October 31, 2003.

          Subject to the supervision of the Adviser, the Sub-Adviser places orders for the purchase and sale of portfolio investments for the Portfolio's accounts with brokers or dealers selected by it in its discretion. In effecting purchases and sales of portfolio securities for the accounts of the Portfolios, the Sub-Adviser will seek the best price and execution of the Portfolios'
orders. In doing so, the Portfolio may pay higher commission rates than the lowest available when the Adviser or Sub-Adviser believes it is reasonable to do so in light of the value of the brokerage and research services provided by the broker effecting the transaction, as discussed below.

          It has for many years been a common practice in the investment advisory business for advisers of investment companies and other institutional investors to receive research services from broker-dealers which execute portfolio transactions for the clients of such advisers. Consistent with this practice, the Sub-Adviser

                                       54

receives research services from many broker-dealers with which the Sub-Adviser places the Portfolio's portfolio transactions. These services, which in some cases may also be purchased for cash, include such matters as general economic and security market reviews, industry and company reviews, evaluations of securities and recommendations as to the purchase and sale of securities. Some of these services are of value to the Adviser and the Sub-Adviser in advising various of their clients (including the Portfolios), although not all of these services are necessarily useful and of value in managing the Portfolios.

          In reliance on the "safe harbor" provided by Section 28(e) of the
Exchange Act, as amended, the Sub-Adviser may cause the Portfolio to pay broker-dealers which provide them with "brokerage and research services" (as defined in the Exchange Act) an amount of commission for effecting a securities transaction for the Portfolio in excess of the commission which another broker-dealer would have charged for effecting that transaction.

          The Sub-Adviser may place orders for the purchase and sale of exchange-listed portfolio securities with a broker-dealer that is an affiliate of the Adviser or Sub-Adviser where, in the judgment of the Sub-Adviser, such firm will be able to obtain a price and execution at least as favorable as other qualified broker-dealers.

          Pursuant to rules of the SEC, a broker-dealer that is an affiliate of the Adviser or the Sub-Adviser may receive and retain compensation for effecting portfolio transactions for the Portfolio on a national securities exchange of which the broker-dealer is a member if the transaction is "executed" on the floor of the exchange by another broker which is not an "associated person" of the affiliated broker-dealer, and if there is in effect a written contract between the Adviser or Sub-Adviser and the Trust expressly permitting the affiliated broker-dealer to receive and retain such compensation.

          SEC rules further require that commissions paid to such an affiliated broker-dealer, the Adviser, or Sub-Adviser by the Portfolio on exchange transactions not exceed "usual and customary brokerage commissions." The rules define "usual and customary" commissions to include amounts which are
"reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time." [As required by applicable SEC rules, the Board of Trustees has adopted procedures which are reasonably designed to provide that any commissions, fees or other remunerations paid to an affiliated broker are consistent with the foregoing standards.]

          References to the Sub-Adviser in this section would apply equally to the Adviser if the Adviser were to assume portfolio management responsibilities for the Portfolio and place orders for the purchase and sale of the Portfolio's investments.

          Because the Portfolio has only recently commenced operations, the
Portfolio did not pay any commissions to affiliated brokers during the fiscal years ended October 31, 2006, October 31, 2005 and October 31, 2004.

PORTFOLIO TURNOVER

          A change in the securities held by the Portfolio is known as
"portfolio turnover." The Sub-Adviser manages the Portfolio without regard generally to restrictions on portfolio turnover. The use of futures contracts and other derivative instruments with relatively short maturities may tend to exaggerate the portfolio turnover rate for the Portfolio. Trading in fixed income securities does not generally involve the payment of brokerage commissions, but does involve indirect transaction costs. The use of futures contracts may involve the payment of commissions to futures commission merchants. High portfolio turnover (e.g., greater than 100%) involves correspondingly greater expenses to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. The higher the rate of portfolio turnover of the Portfolio, the higher these transaction costs borne by the Portfolio generally will be. Such sales may result in realization of taxable capital gains (including short-term capital gains which are taxed when distributed to shareholders who are individuals at ordinary income tax rates).
See "Taxation."

                                       55

          The portfolio turnover rate of the Portfolio is calculated by dividing
(a) the lesser of purchases or sales of portfolio securities for the particular fiscal year by (b) the monthly average of the value of the portfolio securities owned by the Portfolio during the particular fiscal year. In calculating the rate of portfolio turnover, there is excluded from both (a) and (b) all securities, including options, whose maturities or expiration dates at the time of acquisition were one year or less. Proceeds from short sales and assets used to cover short positions undertaken are included in the amounts of securities sold and purchased, respectively, during the year.

DISCLOSURE OF PORTFOLIO HOLDINGS

          The Board of Trustees has adopted, on behalf of the Portfolio, policies and procedures relating to disclosure of the Portfolio's portfolio securities. These policies and procedures are designed to protect the confidentiality of the Portfolio's portfolio holdings information and to prevent the selective disclosure of such information.

          The Portfolio may disclose portfolio holdings information as required by applicable law or as requested by governmental authorities. In addition, the
Adviser will post portfolio holdings information at www.allianzinvestors.com.
The website will contain the Portfolio's complete schedule of portfolio holdings as of the last day of the most recent calendar quarter-end. The Adviser will post this information on the website approximately fifteen days after a quarter's end, and such information will remain accessible on the website until the posting of the following quarter's schedule. For the portfolio security (not including cash positions), the posted information includes: (i) the name of the issuer, (ii) the security type and/or industry classification, (iii) the coupon and maturity date (if applicable), (iv) the aggregate par value, number of shares or number of contracts held, (v) the aggregate market value, (vi) whether the security is restricted and/or a Rule 144A security, (vii) whether the security is non-income producing and (viii) whether the security was "fair valued" at quarter-end. The posted schedule will also provide the Portfolio's total net assets. Portfolio holdings of the Portfolio will also be disclosed on a quarterly basis on forms required to be filed with the SEC as follows: (i)
portfolio holdings as of the end of each fiscal year ending October 31 will be filed as part of the annual report filed on Form N-CSR; (ii) portfolio holdings as of the end of the fiscal quarter ending January 31 will be filed on Form N-Q;
(iii) portfolio holdings as of the end of the six-month period ending April 30 will be filed as part of the semi-annual report filed on Form N-CSR; and (iv)
portfolio holdings as of the end of the fiscal quarter ending July 30 will be filed on Form N-Q. The Trust's Form N-CSRs and Form N-Qs will be available on the SEC's website at www.sec.gov. If the Portfolio's portfolio holdings information is disclosed to the public (either through a filing on the SEC's
EDGAR website or otherwise) before the disclosure of the information on the website, the Portfolio may post such information on its website.

          Disclosure of the Portfolio's portfolio holdings information that is not publicly available ("Confidential Portfolio Information") may be made to the
Adviser or Sub-Adviser (together, the "Investment Managers"), to the Portfolio's principal underwriter, to AGI or to the Wrap Program Adviser. In addition, the
Investment Managers may distribute (or authorize the relevant Portfolio's custodian or principal underwriter to distribute) Confidential Portfolio
Information to the relevant Portfolio's service providers that require access to such information in order to fulfill their contractual duties with respect to the Portfolio and to facilitate the review of the Portfolio by certain mutual fund analysts and ratings agencies; provided that such disclosure is limited to the information that the Investment Managers believe is reasonably necessary in connection with the services to be provided.

          Before any disclosure of Confidential Portfolio Information to unaffiliated third parties is permitted, however, the Investment Manager's Chief
Compliance Officer (or persons designated by the Investment Manager's Chief
Compliance Officer) must determine that, under the circumstances, disclosure is in or not opposed to the best interests of the Portfolio. Furthermore, the unaffiliated recipient of Confidential Portfolio Information must be subject to a written confidentiality agreement that prohibits any trading upon the
Confidential Portfolio Information. The Investment Managers may not receive any compensation or other consideration for disclosing the Confidential Portfolio
Information.

          Exceptions to these procedures may only be made if the Trust's Chief
Executive Officer and Chief Compliance Officer determine that, under the circumstances, such exceptions are in or not opposed to the best interests of the Portfolios and if the recipients are subject to a confidentiality agreement that prohibits any trading

                                       56

upon the Confidential Portfolio Information. All exceptions must be reported to the Board of Trustees. The Investment Managers shall have primary responsibility for ensuring that the Portfolio's portfolio holdings information is only disclosed in accordance with these policies. As part of this responsibility, the
Investment Managers must maintain such internal informational barriers as they believe are reasonably necessary for preventing the unauthorized disclosure of
Confidential Portfolio Information. The Trust's Chief Compliance Officer shall confirm at least annually that the Investment Managers' procedures and/or processes are reasonably designed to comply with these policies regarding the disclosure of portfolio holdings.

                                 NET ASSET VALUE

          As indicated in the Prospectus under the heading "How Portfolio Shares
Are Priced," the net asset value ("NAV") of the Portfolio's shares is determined by dividing the total value of the Portfolio's portfolio investments and other assets attributable to the Portfolio, less any liabilities, by the total number of shares outstanding of that Portfolio.

          For purposes of calculating the NAV, portfolio securities and other assets for which market quotes are available are stated at market value. Market value is generally determined on the basis of last reported sales prices, or if no sales are reported, as is the case for most securities traded over-the-counter, at the mean between representative bid and asked quotations obtained from a quotation reporting system, established market makers or a pricing service. For Nasdaq traded securities, market value may also be determined on the basis of the Nasdaq Official Closing Price (NOCP) instead of the last reported sales price. Fixed income securities, including those to be purchased under firm commitment agreements (other than obligations having a maturity of 60 days or less), are normally valued on the basis of quotations obtained from brokers and dealers or pricing services, which take into account appropriate factors such as institutional-sized trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. Certain securities or investments for which daily market quotes are not readily available may be valued, pursuant to guidelines established by the Board of Trustees, with reference to other securities or indices. Short-term investments having a maturity of 60 days or less are generally valued at amortized cost. Exchange traded options, futures and options on futures are valued at the settlement price determined by the exchange. Other securities for which market quotes are not readily available are valued at fair value as determined in good faith by the Board of Trustees or persons acting at their direction.

          Investments initially valued in foreign currencies are converted to
U.S. dollars using foreign exchange rates obtained from pricing services. As a result, the NAV of the Portfolio's shares may be affected by changes in the value of foreign currencies in relation to the U.S. dollar. The value of securities traded in foreign markets or denominated in foreign currencies may be affected significantly on a day that the New York Stock Exchange is closed and an investor is not able to buy, redeem or exchange shares. In particular, calculation of the NAV may not take place contemporaneously with the determination of the prices of foreign securities used in NAV calculations.

          Portfolio shares are valued as of the close of regular trading (the
"NYSE Close") on the New York Stock Exchange (normally, 4:00 p.m., Eastern time), on each day that the New York Stock Exchange is open. For purposes of calculating the NAV, the Portfolio normally use pricing data for domestic equity securities received shortly after the NYSE Close and do not normally take into account trading, clearances or settlements that take place after the NYSE Close.
Domestic fixed income and foreign securities are normally priced using data reflecting the earlier closing of the principal markets for those securities.
Information that becomes known to the Portfolio or their agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of the security or the NAV determined earlier that day.

          In unusual circumstances, instead of valuing securities in the usual manner, the Portfolio may value securities at fair value or estimate their value as determined in good faith by the Board of Trustees, generally based upon recommendations provided by the Adviser or the Sub-Adviser. Fair valuation may also be used by the Board of Trustees if extraordinary events occur after the close of the relevant market but prior to the NYSE Close.

                                       57

          The Trust expects that the holidays upon which the New York Stock
Exchange will be closed are as follows: New Year's Day, Martin Luther King, Jr.
Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day,
Thanksgiving Day, and Christmas Day.

 TAXATION

         The following discussion is general in nature and should not be regarded as an exhaustive presentation of all possible tax ramifications.
Shareholders should consult qualified tax advisors regarding their investment in the Portfolio.

TAXATION OF THE PORTFOLIOS

         The Portfolio intends to elect to be treated and to qualify each year as a regulated investment company under Subchapter M of the Code. In order to qualify for the special tax treatment accorded regulated investment companies and their shareholders the Portfolio must, among other things:

         (a)   derive at least 90% of its gross income for each taxable year from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies, or income from certain publicly traded partnerships (as defined below);

         (b)   distribute with respect to each taxable year at least 90% of the sum of its investment company taxable income (as that term is defined in the Code without regard to the deduction for dividends
         paid--generally, taxable ordinary income and the excess, if any, of net short-term capital gains over net long-term capital losses) and net tax-exempt interest income, for such year; and

         (c)   diversify its holdings so that, at the end of each quarter of the
         Portfolio's taxable year, (i) at least 50% of the market value of the
         Portfolio's total assets is represented by cash and cash items, U.S.
         Government securities, securities of other regulated investment companies, and other securities limited in respect of any one issuer to a value not greater than 5% of the value of the Portfolio's total assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Portfolio's total assets is invested (x) in the securities (other than those of the
         U.S. Government or other regulated investment companies) of any one issuer or of two or more issuers which the Portfolio controls and which are engaged in the same, similar, or related trades or businesses, or
         (y) in the securities of one or more qualified publicly traded partnerships (as defined below). In the case of the Portfolio's investments in loan participations, the Portfolio shall treat a financial intermediary as an issuer for the purposes of meeting this diversification requirement.

         In general, for purposes of the 90% gross income requirement described in paragraph (a) above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized by the regulated investment company. However, recent litigation provides that 100% of the net income derived from an interest in a "qualified publicly traded partnership" (defined as a partnership (i) interests in which are traded on an established securities market or readily tradable on a secondary market or the substantial equivalent thereof and (ii) that derives less than 90% of its income from the qualifying income described in paragraph (a) above) will be treated as qualifying income. In addition, although in general the passive loss rules of the Code do not apply to regulated investment companies, such rules do apply to a regulated investment company with respect to items attributable to an interest in a qualified publicly traded partnership.

                                       58

         For the purposes of paragraph (c) above, the term "outstanding voting securities of such issuer" will include the equity securities of a qualified publicly traded partnership. Additionally, since participations in debt securities typically involve an intermediary bank whose credit is at stake in the instrument, there are potentially two "issuers" of the security, the underlying issuer (e.g., a corporation like GE) and the intermediary bank (e.g.,
Bank of America). RICs must not invest more than 25% of their assets in any one particular issuer, so if the RIC purchases participations in the debt of several corporations using the same intermediary, there is a risk that the RIC will fail the diversification test and all of its income will become taxable.

DISTRIBUTIONS

         As a regulated investment company, the Portfolio generally will not be subject to U.S. federal income tax on its investment company taxable income and on its net capital gains (i.e., any net long-term capital gains in excess of the sum of net short-term capital losses and capital loss carryovers from prior years) designated by the Portfolio as capital gain dividends ("Capital Gain
Dividends"), if any, that it distributes to its shareholders in a timely manner.
The Portfolio intends to distribute to its shareholders, at least annually, substantially all of its investment company taxable income and any new capital gains. Amounts not distributed by the Portfolio in a timely manner in accordance with a calendar year distribution requirement are subject to a nondeductible 4%
excise tax. To avoid the tax, the Portfolio must distribute during each calendar year an amount at least equal to the sum of (1) 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) 98%
of its capital gains in excess of its capital losses (and adjusted for certain ordinary losses) for the twelve month period ending on October 31 of the calendar year, and (3) all ordinary income and capital gains for previous years that were not distributed during such years. A distribution will be treated as paid on December 31 of the calendar year if it is declared by the Portfolio in
October, November or December of that year to shareholders of record on a date in such a month and paid by the Portfolio during January of the following year.
The Portfolio intends to make its distributions in accordance with the calendar year distribution requirement.

         For federal income tax purposes, distributions of investment income, other than distributions properly designated as "exempt-interest dividends,"
generally are taxable as ordinary income regardless of whether such distributions are taken in cash or reinvested in additional shares. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received. Distributions properly designated as
"exempt-interest dividends" generally are not subject to federal income tax, but may be subject to state and local taxes and may, in certain instances associated with not more than 30% of the Portfolio's assets, result in liability for federal alternative minimum tax, both for individual and corporate shareholders.
Shareholders that receive social security or railroad retirement benefits, should consult their tax advisers to determine what effect, if any, an investment in the Portfolio may have on the federal taxation of their benefits.

         All shareholders must treat dividends (other than Capital Gains
Dividends, exempt-interest dividends, and dividends that represent a return of capital to shareholders) as ordinary income. In particular, distributions derived from short-term gains will be treated as ordinary income. Dividends, if any, derived from interest on certain U.S. Government securities may be exempt from state and local taxes, but interest on mortgage-backed U.S. Government securities generally is not so exempt. The Portfolio will advise shareholders annually of the amount and nature of the dividends paid to them. For taxable years beginning on or before December 31, 2010, distributions of investment income designated by the Portfolio as derived from "qualified dividend income"
will be taxed in the hands of individuals at the rates applicable to long-term capital gain, provided holding period and other requirements are met at both the shareholder and Portfolio level. The Portfolio does not expect all taxable
Portfolio distributions to be derived from qualified dividend income. The tax status of the Portfolio and the distributions which it may make are summarized in the Prospectus under the captions "Portfolio Distributions" and "Tax
Consequences."

         Distributions of Capital Gains Dividends are taxable as long-term capital gains, regardless of how long the shareholder has held the Portfolio's shares, and are not eligible for the dividends received deduction. Long-term capital gains rates applicable to individuals have been temporarily reduced - in general, to 15% with lower rates applying to taxpayers in the 10% and 15% tax brackets - for taxable years beginning on or before December 31, 2010. Any distributions that are not from the Portfolio's investment company taxable income or net capital gains may be characterized as a return of capital to shareholders that is not taxable to a shareholder, or, in some cases, as capital gain. A return of capital that is not taxable to a shareholder has the effect of reducing the shareholder's basis in the shares.

                                       59

         Taxable shareholders should note that the timing of their investment or redemptions could have undesirable tax consequences. Dividends and distributions on shares of the Portfolio generally are subject to federal income tax as described herein to the extent they do not exceed the Portfolio's realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder's investment. Such distributions are likely to occur in respect of shares purchased at a time when the net asset value of the Portfolio reflects gains that are either unrealized, or realized but not distributed. Such realized gains may be required to be distributed even when the Portfolio's net asset value also reflects unrealized losses.

SALES, EXCHANGES OR REDEMPTIONS OF SHARES

         Upon the disposition of shares of the Portfolio (whether by sale, exchange or redemption), a shareholder generally will realize a gain or loss.
Such gain or loss will be capital gain or loss if the shares are capital assets in the shareholder's hands, and will be long-term or short-term generally depending upon the shareholder's holding period for the shares. In general, any gain or loss realized upon a taxable disposition of shares will be treated as long-term capital gain or loss if the shares have been held for more than one year. Otherwise, the gain or loss on the taxable disposition of shares will be treated as short-term capital gain or loss. However, any loss realized upon a taxable disposition of shares held for six months or less will be treated as long-term, rather than short-term, to the extent of any long-term capital gain distributions received (or deemed received) by the shareholder with respect to the shares. All or a portion of any loss realized upon a taxable disposition of
Portfolio shares will be disallowed if other substantially identical shares of the Portfolio are purchased within a period of 61 days beginning 30 days before and ending 30 days after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss. As noted
above, long-term capital gains rates applicable to individuals have been temporarily reduced - in general, to 15%, with lower rates applying to taxpayers in the 10% and 15% tax brackets - for taxable years beginning on or before
December 31, 2010.

MUNICIPAL BONDS

         Dividends paid to shareholders of the Portfolio and derived from
Municipal Bond interest are expected to be designated by the Portfolio as
"exempt-interest dividends" and shareholders may generally exclude such dividends from gross income for federal income tax purposes. The federal tax exemption for "exempt-interest dividends" from Municipal Bonds does not necessarily result in the exemption of such dividends from state and local taxes. The Portfolio may invest a portion of its assets in securities that generate income that is not exempt from federal or state income tax. Dividends derived from taxable interest or capital gains will be subject to federal income tax. If the Portfolio invests in "private activity bonds," certain shareholders may become subject to alternative minimum tax on the part of the Portfolio's distributions derived from interest on such bonds.

ORIGINAL ISSUE DISCOUNT, PAY-IN-KIND SECURITIES, AND COMMODITY-LINKED NOTES

         Current federal tax law requires the holder of a U.S. Treasury or other fixed income zero coupon security to accrue as income each year a portion of the discount at which the security was purchased, even though the holder receives no interest payment in cash on the security during the year. In addition, pay-in-kind securities will, and commodity-linked notes may, give rise to income which is required to be distributed and is taxable even though the Portfolio holding the security receives no interest payment in cash on the security during the year.

         Some of the debt securities (with a fixed maturity date of more than one year from the date of issuance) that may be acquired by the Portfolio may be
(and all zero-coupon debt obligations acquired by the Portfolio will be) treated as debt securities that are issued originally at a discount. Generally, the amount of the original issue discount ("OID") is treated as interest income and is included in taxable income (and required to be distributed) over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. A portion of the OID includable in income with respect to certain high-yield corporate debt securities (including certain pay-in-kind securities) may be treated as a dividend for U.S. federal income tax purposes.

         Inflation-indexed bonds are potentially subject to original issue discount rules. Specifically, if the principal of inflation-indexed bonds is adjusted based on inflation, the amount of the adjustment will be considered OID paid and will be considered taxable income, even though the Portfolio holding the bond will not receive the cash for the adjustment of the principal until the bond matures.

         Some of the debt securities (with a fixed maturity date of more than one year from the date of issuance) that may be acquired by the Portfolio in the secondary market may be treated as having market discount. Generally, any gain recognized on the disposition of, and any partial payment of principal on, a debt security having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the "accrued market discount" on such debt security. Market discount generally accrues in equal daily installments. The Portfolio may make one or more of the elections applicable to debt securities having market discount, which could affect the character and timing of recognition of income.

         The Portfolio that holds the foregoing kinds of securities may be required to pay out as an income distribution each year an amount which is greater than the total amount of cash interest the Portfolio actually received.
Such distributions may be made from the cash assets of the Portfolio or by liquidation of portfolio securities, if necessary. The Portfolio may realize gains or losses from such liquidations. In the event the Portfolio realizes net capital gains from such transactions, its shareholders may receive a larger capital gain distribution, if any, than they would in the absence of such transactions.

HIGHER RISK SECURITIES

         The Portfolio may invest in debt obligations that are in the lowest rating categories or are unrated, including debt obligations of issuers not currently paying interest or who are in default. Investments in debt obligations that are at risk of or in default present special tax issues for the Portfolio.
Tax rules are not entirely clear about issues such as when the Portfolio may cease to accrue interest, original issue discount or market discount, when and to what extent deductions may be taken for bad debts or worthless securities and how payments received on obligations in default should be allocated between principal and income. These and other related issues will be addressed by the
Portfolio when, as and if it invests in such securities, in order to seek to ensure that it distributes sufficient income to preserve its status as a regulated investment company and does not become subject to U.S. federal income or excise tax.

ISSUER DEDUCTIBILITY OF INTEREST

         A portion of the interest paid or accrued on certain high yield discount obligations owned by the Portfolio may not be deductible to (and thus, may affect the cash flow of) the issuer. If a portion of the interest paid or accrued on certain high yield discount obligations is not deductible, that portion will be treated as a dividend for purposes of the corporate dividends received deduction. In such cases, if the issuer of the high yield discount obligations is a domestic corporation, dividend payments by the Portfolio may be eligible for the dividends received deduction to the extent of the deemed dividend portion of such accrued interest.

         Interest paid on debt obligations owned by the Portfolio, if any, that are considered for tax purposes to be payable in the equity of the issuer or a related party will not be deductible to the issuer, possibly affecting the cash flow of the issuer.

                                       60

CATASTROPHE BONDS

The proper tax treatment of income or loss realized by the retirement or sale of certain catastrophe bonds is unclear. The Portfolio will report such income or loss as capital or ordinary income or loss in a manner consistent with any
Internal Revenue Service position on the subject following the publication of such a position. Gain or loss from the sale or exchange of preferred stock indexed to the price of a natural resource is expected to be capital gain or loss to the Portfolio.

OPTIONS, FUTURES, FORWARD CONTRACTS AND SWAP AGREEMENTS

         In general, option premiums received by the Portfolio are not immediately included in the income of the Portfolio. Instead, the premiums are recognized when the option contract expires, the option is exercised by the holder, or the Portfolio transfers or otherwise terminates the option. If an option written by the Portfolio is exercised and the Portfolio sells or delivers the underlying stock, the Portfolio generally will recognize capital gain or loss equal to (a) sum of the strike price and the option premium received by the
Portfolio minus (b) the Portfolio's basis in the stock. Such gain or loss generally will be short-term or long-term depending upon the holding period of the underlying stock. The gain or loss with respect to any termination of the
Portfolio's obligation under an option other than through the exercise of the option and related sale or delivery of the underlying stock will be short-term gain or loss. Thus, if an option written by the Portfolio expires unexercised, the Portfolio generally will recognize short-term gain equal to the premium received.

         Certain covered call writing activities of the Portfolio may trigger the federal income tax straddle rules of Section 1092, requiring that losses be deferred and holding periods be terminated on offsetting positions in options and stocks deemed to constitute substantially similar or related property.
Options that are not "deep in the money" may give rise to qualified covered calls, which generally are not subject to the straddle rules; the holding period on stock underlying qualified covered calls that are "in the money" although not
"deep in the money" will be suspended while such calls are outstanding. Thus, the straddle rules and the rules governing qualified covered calls could cause gains that would otherwise constitute long-term capital gains to be treated as short-term capital gains, and distributions that would otherwise constitute
"qualified dividend income" to fail to satisfy the holding period requirements and therefore to be taxed as ordinary income.

         The tax treatment of certain futures contracts entered into by the
Portfolio as well as listed non-equity options written or purchased by the
Portfolio on U.S. exchanges (including options on futures contracts, equity indices and debt securities) will be governed by section 1256 of the Code
("section 1256 contracts"). Gains or losses on section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses
("60/40"), although certain foreign currency gains and losses from such contracts may be treated as ordinary in character. Also, section 1256 contracts held by the Portfolio at the end of each taxable year (and, for purposes of the
4% excise tax, on certain other dates as prescribed under the Internal Revenue
Code) are "marked to market" with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as ordinary or 60/40 gain or loss, as applicable.

         To the extent such investments are permissible for the Portfolio, the
Portfolio's transactions in options, futures contracts, hedging transactions, forward contracts, straddles and foreign currencies will be subject to special tax rules (including mark-to-market, constructive sale, swap agreements, straddle, wash sale and short sale rules), the effect of which may be to accelerate income to the Portfolio, to defer losses to the Portfolio, to cause adjustments in the holding periods of the Portfolio's securities to convert long-term capital gains into short-term capital gains and to convert short-term capital losses into long-term capital losses. These rules, therefore, could affect the amount, timing and character of distributions to shareholders. In particular, the straddle rules require that certain losses be deferred, and the holding period for positions governed by theses rules generally will not begin until after the offsetting position is no longer outstanding. The Portfolio will monitor its transactions, will make appropriate tax elections and will make appropriate entries in its books and records in order to mitigate the effect of these rules.

         To the extent such investments are permissible, certain of the
Portfolio's hedging activities (including its transactions, if any, in foreign currencies or foreign currency-denominated instruments) are likely to produce a difference between its book income and its taxable income. If the Portfolio's book income exceeds its taxable income, the distribution (if any) of such excess will be treated as (i) a dividend to the extent of the Portfolio's remaining earnings and profits (including earnings and profits arising from tax-exempt income), (ii) thereafter, as a return of capital to the extent of the recipient basis in the shares, and (iii) thereafter, as gain from the sale or exchange of a capital asset. If the Portfolio's book income is less than taxable income, the
Portfolio could be required to make distributions exceeding book income to qualify as a regulated investment company that is accorded special tax treatment.

SHORT SALES

         The Portfolio may make short sales of securities. Short sales may increase the amount of short-term capital gain realized by the Portfolio, which is taxed as ordinary income when distributed to shareholders.

FOREIGN CURRENCY TRANSACTIONS

         The Portfolio's transactions in foreign currencies, foreign currency-denominated debt securities and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned.

FOREIGN TAXATION

         Income received by the Portfolio from sources within foreign countries may be subject to withholding and other taxes imposed by such countries.
Shareholders will not be entitled to claim a credit or deduction with respect to foreign taxes. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. In addition, the Adviser and the Sub-Adviser intend to manage the Portfolio with the intention of minimizing foreign taxation in cases where it is deemed prudent to do so.

PASSIVE FOREIGN INVESTMENT COMPANIES

         Investment by the Portfolio in certain "passive foreign investment companies" ("PFICs") could subject the Portfolio to a U.S. federal income tax
(including interest charges) on distributions received from the company or on proceeds received from the disposition of shares in the company, which tax cannot be eliminated by making distributions to Portfolio shareholders. However, the Portfolio may elect to treat a PFIC as a "qualified electing fund" ("QEF election"), in which case the Portfolio will be required to include its share of the company's income and net capital gains annually, regardless of whether it receives any distribution from the company. The Portfolio

                                       61

also may make an election to mark the gains (and to a limited extent losses) in such holdings "to the market" as though it had sold and repurchased its holdings in those PFICs on the last day of the Portfolio's taxable year. Such gains and losses are treated as ordinary income and loss. The QEF and mark-to-market elections may accelerate the recognition of income (without the receipt of cash)
and increase the amount required to be distributed for the Portfolio to avoid taxation. Making either of these elections therefore may require the Portfolio to liquidate other investments (including when it is not advantageous to do so)
to meet its distribution requirement, which also may accelerate the recognition of gain and affect the Portfolio's total return.

NON-U.S. SHAREHOLDERS

         Capital Gain dividends are not subject to withholding. In general, dividends other than Capital Gain Dividends paid by the Portfolio to a shareholder that is not a "U.S. person" within the meaning of the Code (a
"foreign person") are subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate) even if they are funded by income or gains (such as portfolio interest, short-term capital gains, or foreign-source dividend and interest income) that, if paid to a foreign person directly, would not be subject to withholding. However, under recent legislation, effective for taxable years of the Portfolio beginning before
January 1, 2008, the Portfolio will not be required to withhold any amounts (i)
with respect to distributions (other than distributions to a foreign person (w)
that has not provided a satisfactory statement that the beneficial owner is not a U.S. person, (x) to the extent that the dividend is attributable to certain interest on an obligation if the foreign person is the issuer or is a 10%
shareholder of the issuer, (y) that is within certain foreign countries that have inadequate information exchange with the United States, or (z) to the extent the dividend is attributable to interest paid by a person that is a related person of the foreign person and the foreign person is a controlled foreign corporation) from U.S. source interest income, in general, that would not be subject to U.S. federal income tax if earned directly by an individual foreign person, to the extent such distributions are properly designated by the
Portfolio, and (ii) with respect to distributions (other than distributions to an individual foreign person who is present in the United States for a period or periods aggregating 183 days or more during the year of the distribution) of net short-term capital gains in excess of net long-term capital losses, to the extent such distributions are properly designated by the Portfolio.

         If a beneficial holder who is a foreign person has a trade or business in the United States, and the dividends are effectively connected with the conduct by the beneficial holder of a trade or business in the United States, the dividend will be subject to U.S. federal net income taxation at regular income tax rates.

         If you are eligible for the benefits of a tax treaty, any effectively connected income or gain will generally be subject to U.S. federal income tax on a net basis only if it is also attributable to a permanent establishment maintained by you in the United States.

         A beneficial holder of shares who is a foreign person may be subject to state and local tax and to the U.S. federal estate tax in addition to the federal tax on income referred to above.

BACKUP WITHHOLDING

         The Portfolio generally is required to withhold and to remit to the
U.S. Treasury Department a percentage of all taxable dividends and other distributions payable to and the proceeds of share sales, exchanges, or redemptions made by shareholders who fail to provide the Portfolio with their correct taxpayer identification number, who fail to make the required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. The backup withholding tax rate is 28%
for amounts paid through 2010. The backup withholding rate will be 31% for amounts paid after December 31, 2010. Corporate shareholders and certain other shareholders specified in the Code generally are exempt from such backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder's U.S. federal tax liability, provided the appropriate information is furnished to the Internal Revenue Service.

         In order for a foreign investor to qualify for exemption from the backup withholding tax and for reduced withholding tax rates under income tax treaties, the foreign investors must comply with special certification and filing requirements. Foreign investors in the Portfolio should consult their tax advisers with respect to the application of these requirements.

                                       62

TAX SHELTER REPORTING REGULATIONS

         Under U.S. Treasury regulations, if a shareholder realizes a loss on disposition of Portfolio shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the Internal Revenue Service a disclosure statement on Form 8886.
Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend current exception from this reporting requirement to shareholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. Shareholders should consult their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

OTHER TAXATION

         Distributions also may be subject to additional state, local and foreign taxes, depending on each shareholder's particular situation. Under the laws of various states, distributions of investment company taxable income generally are taxable to shareholders even though all or a substantial portion of such distributions may be derived from interest on certain federal obligations which, if the interest were received directly by a resident of such state, would be exempt from such state's income tax ("qualifying federal obligations"). However, some states may exempt all or a portion of such distributions from income tax to the extent the shareholder is able to establish that the distribution is derived from qualifying federal obligations. Moreover, for state income tax purposes, interest on some federal obligations generally is not exempt from taxation, whether received directly by a shareholder or through distributions of investment company taxable income (for example, interest on
Fannie Mae Certificates and Ginnie Mae Certificates). The Portfolio will provide information annually to shareholders indicating the amount and percentage of its dividend distribution which is attributable to interest on federal obligations, and will indicate to the extent possible from what types of federal obligations such dividends are derived. The Trust is organized as a Massachusetts business trust. Under current law, so long as the Portfolio qualifies for the federal income tax treatment described above, it is believed that neither the Trust nor the Portfolio will be liable for any income or franchise tax imposed by
Massachusetts. Shareholders, in any event, are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Portfolio.

GENERAL

         The foregoing discussion of U.S. federal income tax consequences is based on the Code, existing U.S. Treasury regulations, and other applicable authority, as of the date of this Statement of Additional Information. These authorities are subject to change by legislative or administrative action, possibly with retroactive effect. The foregoing discussion is only a summary of some of the important U.S. federal tax considerations generally applicable to investments in the Portfolio. There may be other tax considerations applicable to particular shareholders. Shareholders should consult their own tax advisers regarding their particular situation and the possible application of foreign, state and local tax laws.

                                       63

                                OTHER INFORMATION

CAPITALIZATION

          The Trust is a Massachusetts business trust established under an
Agreement and Declaration of Trust (the "Declaration of Trust") dated November
3, 1999. The capitalization of the Trust consists solely of an unlimited number of shares of beneficial interest. The Board of Trustees may establish additional series (with different investment objectives and fundamental policies) at any time in the future. Establishment and offering of additional series will not alter the rights of the Trust's shareholders. When issued, shares are fully paid, non-assessable,

redeemable and freely transferable. Shares do not have preemptive rights or subscription rights. In liquidation of the Portfolio, each shareholder is entitled to receive his pro rata share of the net assets of the Portfolio.

          Shares begin earning dividends on Portfolio shares the day after the
Trust receives the purchase payment from the shareholder. Net investment income from interest and dividends, if any, will be declared daily and distributed monthly to shareholders of record by the Portfolio. Any net capital gains from the sale of portfolio securities will be distributed no less frequently than once annually. Net short-term capital gains may be paid more frequently. The
Portfolio's dividend and capital gain distributions will be paid only in cash.
Dividends will not be reinvested.

          Under Massachusetts law, shareholders could, under certain circumstances, be held liable for the obligations of the Trust. However, the
Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the
Trustees. The Declaration of Trust also provides for indemnification out of the
Portfolio's property for all loss and expense of any shareholder investing in the Portfolio held liable on account of being or having been such a shareholder.
Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which such disclaimer is inoperative or the Portfolio of which he or she is or was a shareholder is unable to meet its obligations, and thus should be considered remote.

VOTING RIGHTS

          Under the Declaration of Trust, the Trust is not required to hold annual meetings of Trust shareholders to elect Trustees or for other purposes.
It is not anticipated that the Trust will hold shareholders' meetings unless required by law or the Declaration of Trust. In this regard, the Trust will be required to hold a meeting to elect Trustees to fill any existing vacancies on the Board if, at any time, fewer than a majority of the Trustees have been elected by the shareholders of the Trust. Shareholders may remove a person serving as Trustee either by declaration in writing or at a meeting called for such purpose. The Trustees are required to call a meeting for the purpose of considering the removal of a person serving as Trustee if requested in writing to do so by the holders of not less than 10% of the outstanding shares of the
Trust. In the event that such a request was made, the Trust has represented that it would assist with any necessary shareholder communications. Shareholders of a class of shares have different voting rights with respect to matters that affect only that class.

          Shares entitle their holders to one vote per share (with proportionate voting for fractional shares). Each series has identical voting rights except that each series has exclusive voting rights on any matter submitted to shareholders that relates solely to that series, and has separate voting rights on any matter submitted to shareholders in which the interests of one series differ from the interests of any other series. Each series has exclusive voting rights with respect to matters pertaining to any distribution or servicing plan or agreement applicable to that series. These shares are entitled to vote at meetings of shareholders. Matters submitted to shareholder vote must be approved by each series separately except (i) when required by the 1940 Act shares shall be voted together and (ii) when the Trustees have determined that the matter does not affect series, then only shareholders of the series affected shall be entitled to vote on the matter. The shares of the series will vote together except when the vote of a single series is required as specified above or otherwise by the 1940 Act.

          The Trust's shares do not have cumulative voting rights. Therefore, the holders of more than 50% of the outstanding shares may elect the entire
Board of Trustees, in which case the holders of the remaining shares would not be able to elect any Trustees.

REDEMPTIONS IN KIND

          It is highly unlikely that shares would ever be redeemed in kind.
However, in consideration of the best interests of the remaining investors, and to the extent permitted by law, the Portfolio reserves the right to pay any redemption proceeds in whole or in part by a distribution in kind of securities held by the Portfolio in lieu of cash. When shares are redeemed in kind, the investor should expect to incur transaction costs upon the disposition of the

                                       64

securities received in the distribution. The Portfolio agrees to redeem shares sold in cash up to the lesser of $250,000 or 1% of the Portfolio's net asset value during any 90-day period for any one registered investment adviser.

PAYMENTS TO SPONSORS

          Shares of the Portfolio are only available to "wrap" account clients where Allianz Global Investors Managed Accounts LLC (the "Wrap Program
Adviser"), an affiliate of the Distributor and the Adviser, has entered into an agreement with the wrap account sponsor (the "Sponsor") or directly with a client. The Wrap Program Adviser may pay Sponsors fees in exchange for the
Sponsor's continuing due diligence, analysis, office access, training, operations and systems support and marketing assistance. These fees may be deducted from management fees remitted to the Wrap Program Adviser or billed separately. In lieu of making such payments, the Wrap Program Adviser may agree to pay Sponsors a lump sum payment and/or payment(s) related to specific events such as sponsorship of conferences or seminars or informational meetings or payment for attendance by persons associated with the Sponsors at conferences, seminars or informational meetings. In some cases, these payments may be based on assets in the wrap accounts or new assets added to those accounts, and may or may not be documented in advisory agreements between the Wrap Program Adviser and the Sponsor. In addition, some Sponsors receive payments from the Wrap
Program Adviser for shareholder sub-administrative services. These fees are typically assessed on a per account basis for those accounts maintained by the
Sponsor and are assessed to offset the transfer agency costs of maintaining those accounts that would otherwise be incurred.

          A number of factors will be considered in determining the amount of these payments to Sponsors. On some occasions, such payments may be conditioned upon levels of assets in the wrap accounts and the quality of the Sponsor's relationship with the Wrap Program Adviser and its affiliates. The level of such payments made to Sponsors will vary from time to time. In general, the payments by the Wrap Program Adviser to Sponsors are material relative to the wrap account financial compensation received by Sponsors on wrap account assets invested in the Portfolio. If Sponsors and financial advisers receive payments or other incentives in differing amounts, they may have financial incentives for recommending a particular investor adviser or investment medium for wrap accounts. YOU SHOULD CONSULT YOUR FINANCIAL ADVISER AND REVIEW CAREFULLY ANY
DISCLOSURE BY THE SPONSOR OF YOUR WRAP ACCOUNT AS TO COMPENSATION RECEIVED BY
THE SPONSOR AND YOUR FINANCIAL ADVISER.

          Representatives of the Wrap Program Adviser visit financial advisors on a regular basis to educate financial advisors about wrap accounts and the role of the Portfolios in such accounts. The costs and expenses associated with these efforts may include travel, lodging, sponsorship at educational seminars and conferences, entertainment and meals, to the extent permitted by law.

CERTAIN OWNERSHIP OF TRUST SHARES

          As of [  , 2007], the Trust believes that the Trustees and officers of the Trust, as a group, owned less than 1 percent of each class of the Portfolio and of the Trust as a whole. Since the Portfolio has only recently commenced operations there are no persons who own of record 5% or more of the shares of the Portfolio as of the dates noted, or who own more than 25% of the outstanding shares of beneficial interest of the Portfolio, and therefore may be presumed to
"control" the Portfolio, as that term is defined in the 1940 Act. To the extent a shareholder "controls" the Portfolio, it may not be possible for matters subject to a vote of a majority of the outstanding voting securities of the
Portfolio to be approved without the affirmative vote of such shareholder, and it may be possible for such matters to be approved by such shareholder without the affirmative vote of any other shareholders.

CUSTODIAN AND ACCOUNTING AGENT

          State Street Bank and Trust Company, 801 Pennsylvania Avenue, Kansas
City, Missouri 64105, serves as custodian of the assets and accounting agent of the Portfolio.

                                       65

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

          [                              ] serves as the independent registered
public accounting firm for the Portfolios. [                  ] provides audit
services, accounting assistance, and consultation in connection with SEC filings.

TRANSFER AGENT

          Boston Financial Data Services, 330 West 9th Street, Kansas City, MO
64105, serves as the Trust's transfer agent.

LEGAL COUNSEL

          Ropes & Gray LLP, One International Place, Boston, Massachusetts 02110
serves as legal counsel to the Trust.

REGISTRATION STATEMENT

          This Statement of Additional Information and the Prospectus do not
contain all of the information included in the Trust's registration statements filed with the SEC under the 1933 Act with respect to the securities offered hereby, certain portions of which have been omitted pursuant to the rules and regulations of the SEC. The registration statements, including the exhibits filed therewith, may be examined at the offices of the SEC in Washington, D.C.

          Statements contained herein and in the Prospectus as to the contents of any contract or other documents referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other documents filed as an exhibit to the relevant registration statement, each such statement being qualified in all respects by such reference.

FINANCIAL STATEMENTS

          Because the Portfolio is newly formed, there are no financial statements available for the Portfolio.

                                       66

                                   APPENDIX A

                        FIXED INCOME SHARES (THE "TRUST")

                              PROXY VOTING POLICIES

1.   It is the policy of the Trust that proxies should be voted in the interest of the shareholders of the appropriate series, as determined by those who are in the best position to make this determination. The Trust believes that the firms and/or persons purchasing and selling securities for the series and analyzing the performance of the series' securities are in the best position and have the information necessary to vote proxies in the best interests of the series and their shareholders, including in situations where conflicts of interest may arise between the interests of shareholders, on one hand, and the interests of the investment adviser, a sub-adviser and/or any other affiliated person of the series, on the other.
     Accordingly, the Trust's policy shall be to delegate proxy voting responsibility to those entities with portfolio management responsibility for the series.

2.   The Trust, for each series advised by Allianz Global Investors Fund
     Management LLC ("AGIFM"), delegates the responsibility for voting proxies to the Adviser, which may in turn delegate such responsibility to the sub-adviser of the particular series.

3.   In certain circumstances, the Trust will not retain an adviser or sub-adviser to manage a series' portfolio. In such cases, the portfolio manager for the series, acting in his capacity as an officer of the Trust, will vote proxies for such a series in accordance with the proxy voting policies set forth hereto (which for all purposes of this policy shall be such portfolio manager's proxy voting policies).

4.   The party voting the proxies (i.e., the sub-adviser or portfolio manager)
     shall vote such proxies in accordance with such party's proxy voting policies and, to the extent consistent with such policies, may rely on information and/or recommendations supplied by others.

5.   AGIFM and each sub-adviser of a series of the Trust with proxy voting authority shall deliver a copy of its respective proxy voting policies and any material amendments thereto to the Board of the Trust promptly after the adoption or amendment of any such policies (with initial policies adopted prior to August 6, 2003, being delivered no later than the next regularly scheduled meeting of the Board of the Trust).

6.   The party voting the proxy shall: (i) report on its activities at least annually to the Board; (ii) maintain such records and provide such voting information as is required for the Trust's regulatory filings including, without limitation, Form N-PX and the required disclosure of policy called for by Item 13 of Form N-1A; and (iii) shall provide such additional information as may be requested, from time to time, by the Board.

7.   This Proxy Voting Policy Statement (including Appendix A) and those of
     AGIFM and each sub-adviser of a fund of the Trust with proxy voting authority for a series, shall be made available (i) without charge, upon request, by calling 1-800-462-9727 and (ii) on the Trust's website at
     www.pimcoadvisors.com. In addition, to the extent required by applicable law, the proxy voting policies of AGIFM and each sub-adviser with proxy voting authority shall be included in the Trust's SAI.

                                       1

             ALLIANZ GLOBAL INVESTORS FUND MANAGEMENT LLC ("AGIFM")

                         MUTUAL FUND PROXY VOTING POLICY

1.   It is the policy of AGIFM that proxies should be voted in the interest of the shareholders of the applicable fund, as determined by those who are in the best position to make this determination. AGIFM believes that the firms and/or persons purchasing and selling securities for the funds and analyzing the performance of the funds' securities are in the best position and have the information necessary to vote proxies in the best interests of the funds and their shareholders, including in situations where conflicts of interest may arise between the interests of shareholders, on one hand, and the interests of the investment adviser, a sub-adviser and/or any other affiliated person of the fund, on the other. Accordingly, AGIFM's policy shall be to delegate proxy voting responsibility to those entities with portfolio management responsibility for the funds..

2.   AGIFM, for each series of Fixed Income SHares ("FISH") which it acts as an investment adviser, delegates the responsibility for voting proxies to the sub-adviser for the respective series, subject to the terms hereof.

3.   For series for which there is no sub-adviser, the AGIFM portfolio manager managing the series, acting in his capacity as an officer of FISH, shall vote the proxies for such series in accordance with the proxy voting policies set forth hereto (which for all purposes of this policy shall be such portfolio manager's proxy voting policies)

4.   The party voting the proxies (i.e., the sub-adviser or portfolio manager)
     shall vote such proxies in accordance with such party's proxy voting policies and, to the extent consistent with such policies, may rely on information and/or recommendations supplied by others.

5.   AGIFM and each sub-adviser of a series shall deliver a copy of its respective proxy voting policies and any material amendments thereto to the
     Board of FISH promptly after the adoption or amendment of any such policies
     (with initial policies adopted prior to August 6, 2003, being delivered no later than the next regularly scheduled meeting of the Board of FISH).

6.   The party voting the proxy shall: (i) report on its activities at least annually to the FISH Board; (ii) maintain such records and provide such voting information as is required for FISH's regulatory filings including, without limitation, Form N-PX and the required disclosure of policy called for by Item 13 of Form N-1A; and (iii) shall provide such additional information as may be requested, from time to time, by the FISH Board.

7.   This Proxy Voting Policy Statement (including Appendix A) and those of each sub-adviser of a series advised by AGIFM shall be available (i) without charge, upon request, by calling 1-800-462-9727 and (ii) on FISH's website at www.allianzinvestors.com. In addition, to the extent required by applicable law, the proxy voting policies of AGIFM, each sub-adviser and each other entity with proxy voting authority for a series advised by AGIFM shall be included in the SAI for FISH.

                                       2

                    PACIFIC INVESTMENT MANAGEMENT COMPANY LLC

                      PROXY VOTING POLICIES AND PROCEDURES

The following are general proxy voting policies and procedures ("Policies and
Procedures") adopted by Pacific Investment Management Company LLC ("PIMCO"), an
investment adviser registered under the Investment Advisers Act of 1940, as amended ("Advisers Act").(1) PIMCO serves as the investment adviser to a wide range of domestic and international clients, including investment companies registered under the Investment Company Act of 1940, as amended ("1940 Act") and separate investment accounts for other clients.(2) These Policies and Procedures are adopted to ensure compliance with Rule 206(4)-6 under the Advisers Act, other applicable fiduciary obligations of PIMCO and the applicable rules and regulations of the Securities and Exchange Commission ("SEC") and
interpretations of its staff. In addition to SEC requirements governing advisers, PIMCO's Policies and Procedures reflect the long-standing fiduciary standards and responsibilities applicable to investment advisers with respect to accounts subject to the Employee Retirement Income Security Act of 1974
("ERISA"), as set forth in the Department of Labor's rules and regulations.(3)

PIMCO will implement these Policies and Procedures for each of its respective clients as required under applicable law, unless expressly directed by a client in writing to refrain from voting that client's proxies. PIMCO's authority to vote proxies on behalf of its clients is established by its advisory contracts, comparable documents or by an overall delegation of discretionary authority over its client's assets. Recognizing that proxy voting is a rare event in the realm of fixed income investing and is typically limited to solicitation of consent to changes in features of debt securities, these Policies and Procedures also apply to any voting rights and/or consent rights of PIMCO, on behalf of its clients, with respect to debt securities, including but not limited to, plans of reorganization, and waivers and consents under applicable indentures.(4)

Set forth below are PIMCO's Policies and Procedures with respect to any voting or consent rights of advisory clients over which PIMCO has discretionary voting authority. These Policies and Procedures may be revised from time to time.

GENERAL STATEMENTS OF POLICY

These Policies and Procedures are designed and implemented in a manner reasonably expected to ensure that voting and consent rights are exercised in the best interests of PIMCO's clients. Each proxy is voted on a case-by-case basis taking into consideration any relevant contractual obligations as well as other relevant facts and circumstances.

PIMCO may abstain from voting a client proxy under the following circumstances:
(1) when the economic effect on shareholders' interests or the value of the portfolio holding is indeterminable or insignificant; or (2) when the cost of voting the proxies outweighs the benefits.

----------
(1)  These Policies and Procedures are adopted by PIMCO pursuant to Rule
     206(4)-6 under the Advisers Act, effective August 6, 2003. See Proxy Voting by Investment Advisers, IA Release No. 2106 (January 31, 2003).

(2)  These Policies and Procedures address proxy voting considerations under
     U.S. law and regulations and do not address the laws or requirements of other jurisdictions.

(3)  Department of Labor Bulletin 94-2, 29 C.F.R. 2509.94-2 (July 29, 1994). If
     a client is subject to ERISA, PIMCO will be responsible for voting proxies with respect to the client's account, unless the client has expressly retained the right and obligation to vote the proxies, and provided prior written notice to PIMCO of this retention.

(4)  For purposes of these Policies and Procedures, proxy voting includes any voting rights, consent rights or other voting authority of PIMCO on behalf of its clients.

                                       3

CONFLICTS OF INTEREST

PIMCO seeks to resolve any material conflicts of interest by voting in good faith in the best interest of its clients. If a material conflict of interest should arise, PIMCO will seek to resolve such conflict in the client's best interest by pursuing any one of the following courses of action:

     1.   convening an ad-hoc committee to assess and resolve the conflict;(5)

     2.   voting in accordance with the instructions/consent of a client after providing notice of and disclosing the conflict to that client;

     3.   voting the proxy in accordance with the recommendation of an independent third-party service provider;

     4.   suggesting that the client engage another party to determine how the proxies should be voted;

     5.   delegating the vote to an independent third-party service provider; or

     6.   voting in accordance with the factors discussed in these Policies and
          Procedures.

PIMCO will document the process of resolving any identified material conflict of interest.

REPORTING REQUIREMENTS AND THE AVAILABILITY OF PROXY VOTING RECORDS

Except to the extent required by applicable law or otherwise approved by PIMCO,
PIMCO will not disclose to third parties how it voted a proxy on behalf of a client. However, upon request from an appropriately authorized individual, PIMCO will disclose to its clients or the entity delegating the voting authority to
PIMCO for such clients (e.g., trustees or consultants retained by the client), how PIMCO voted such client's proxy. In addition, PIMCO provides its clients with a copy of these Policies and Procedures or a concise summary of these
Policies and Procedures: (i) in Part II of Form ADV; (ii) together with a periodic account statement in a separate mailing; or (iii) any other means as determined by PIMCO. The summary will state that these Policies and Procedures are available upon request and will inform clients that information about how
PIMCO voted that client's proxies is available upon request.

PIMCO RECORD KEEPING

PIMCO or its agent maintains proxy voting records as required by Rule 204-2(c)
of the Advisers Act. These records include: (1) a copy of all proxy voting policies and procedures; (2) proxy statements (or other disclosures accompanying requests for client consent) received regarding client securities (which may be satisfied by relying on obtaining a copy of a proxy statement from the SEC's
Electronic Data Gathering, Analysis, and Retrieval (EDGAR) system or a third party provided that the third party undertakes to provide a copy promptly upon request); (3) a record of each vote cast by PIMCO on behalf of a client; (4) a copy of any document created by PIMCO that was material to making a decision on how to vote proxies on behalf of a client or that memorializes the basis for that decision; and (5) a copy of each written client request for proxy voting records and any written response from PIMCO to any (written or oral) client request for such records. Additionally, PIMCO or its agent maintains any documentation related to an identified material conflict of interest.

----------
(5)  Any committee must be comprised of personnel who have no direct interest in the outcome of the potential conflict.

                                       4

Proxy voting books and records are maintained by PIMCO or its agent in an easily accessible place for a period of five years from the end of the fiscal year during which the last entry was made on such record, the first two years in the offices of PIMCO or its agent.

REVIEW AND OVERSIGHT

PIMCO's proxy voting procedures are described below. PIMCO's Compliance Group will provide for the supervision and periodic review, no less than on a quarterly basis, of its proxy voting activities and the implementation of these
Policies and Procedures.

Because PIMCO has contracted with State Street Investment Manager Solutions, LLC
("IMS West") to perform portfolio accounting, securities processing and settlement processing on behalf of PIMCO, certain of the following procedures involve IMS West in administering and implementing the proxy voting process. IMS
West will review and monitor the proxy voting process to ensure that proxies are voted on a timely basis.

     1. Transmit Proxy to PIMCO. IMS West will forward to PIMCO's Middle Office
Group each proxy received from registered owners of record (e.g., custodian bank or other third party service providers).

     2. Conflicts of Interest. PIMCO's Middle Office Group will review each proxy to determine whether there may be a material conflict between PIMCO and its client. As part of this review, the group will determine whether the issuer of the security or proponent of the proposal is a client of PIMCO, or if a client has actively solicited PIMCO to support a particular position. If no conflict exists, this group will forward each proxy to the appropriate portfolio manager for consideration. However, if a conflict does exist, PIMCO's Middle
Office Group will seek to resolve any such conflict in accordance with these
Policies and Procedures.

     3. Vote. The portfolio manager will review the information, will vote the proxy in accordance with these Policies and Procedures and will return the voted proxy to PIMCO's Middle Office Group.

     4. Review. PIMCO's Middle Office Group will review each proxy that was submitted to and completed by the appropriate portfolio manager. PIMCO's Middle
Office Group will forward the voted proxy back to IMS West with the portfolio manager's decision as to how it should be voted.

     5. Transmittal to Third Parties. IMS West will document the portfolio manager's decision for each proxy received from PIMCO's Middle Office Group in a format designated by the custodian bank or other third party service provider.
IMS West will maintain a log of all corporate actions, including proxy voting, which indicates, among other things, the date the notice was received and verified, PIMCO's response, the date and time the custodian bank or other third party service provider was notified, the expiration date and any action taken.

     6. Information Barriers. Certain entities controlling, controlled by, or under common control with PIMCO ("Affiliates") may be engaged in banking, investment advisory, broker-dealer and investment banking activities. PIMCO personnel and PIMCO's agents are prohibited from disclosing information regarding PIMCO's voting intentions to any Affiliate. Any PIMCO personnel involved in the proxy voting process who are contacted by an Affiliate regarding the manner in which PIMCO or its delegate intend to vote on a specific issue must terminate the contact and notify the Compliance Group immediately.

CATEGORIES OF PROXY VOTING ISSUES

In general, PIMCO reviews and considers corporate governance issues related to proxy matters and generally supports proposals that foster good corporate governance practices. PIMCO considers each proposal on a case-by-case basis, taking into consideration various factors and all relevant facts and circumstances at the time of the vote. PIMCO may vote proxies as recommended by management on routine matters related to the operation of the issuer and on matters not expected to have a significant economic impact on the issuer and/or shareholders, because PIMCO believes the recommendations by the issuer generally are in shareholders' best interests, and therefore in the

                                       5

best economic interest of PIMCO's clients. The following is a non-exhaustive list of issues that may be included in proxy materials submitted to clients of
PIMCO, and a non-exhaustive list of factors that PIMCO may consider in determining how to vote the client's proxies.

     BOARD OF DIRECTORS

     1. Independence. PIMCO may consider the following factors when voting on director independence issues: (i) majority requirements for the board and the audit, nominating, compensation and/or other board committees; and (ii) whether the issuer adheres to and/or is subject to legal and regulatory requirements.

     2. Director Tenure and Retirement. PIMCO may consider the following factors when voting on limiting the term of outside directors: (i) the introduction of new viewpoints on the board; (ii) a reasonable retirement age for the outside directors; and (iii) the impact on the board's stability and continuity.

     3. Nominations in Elections. PIMCO may consider the following factors when voting on uncontested elections: (i) composition of the board; (ii) nominee availability and attendance at meetings; (iii) any investment made by the nominee in the issuer; and (iv) long-term corporate performance and the price of the issuer's securities.

     4. Separation of Chairman and CEO Positions. PIMCO may consider the following factors when voting on proposals requiring that the positions of chairman of the board and the chief executive officer not be filled by the same person: (i) any potential conflict of interest with respect to the board's ability to review and oversee management's actions; and (ii) any potential effect on the issuer's productivity and efficiency.

     5. D&O Indemnification and Liability Protection. PIMCO may consider the following factors when voting on proposals that include director and officer indemnification and liability protection: (i) indemnifying directors for conduct in the normal course of business; (ii) limiting liability for monetary damages for violating the duty of care; (iii) expanding coverage beyond legal expenses to acts that represent more serious violations of fiduciary obligation than carelessness (e.g. negligence); and (iv) providing expanded coverage in cases where a director's legal defense was unsuccessful if the director was found to have acted in good faith and in a manner that he or she reasonably believed was in the best interests of the company.

     6. Stock Ownership. PIMCO may consider the following factors when voting on proposals on mandatory share ownership requirements for directors: (i) the benefits of additional vested interest in the issuer's stock; (ii) the ability of a director to fulfill his duties to the issuer regardless of the extent of his stock ownership; and (iii) the impact of limiting the number of persons qualified to be directors.

     PROXY CONTESTS AND PROXY CONTEST DEFENSES

     1. Contested Director Nominations. PIMCO may consider the following factors when voting on proposals for director nominees in a contested election: (i)
background and reason for the proxy contest; (ii) qualifications of the director nominees; (iii) management's track record; (iv) the issuer's long-term financial performance within its industry; (v) assessment of what each side is offering shareholders; (vi) the likelihood that the proposed objectives and goals can be met; and (vii) stock ownership positions of the director nominees.

     2. Reimbursement for Proxy Solicitation Expenses. PIMCO may consider the following factors when voting on reimbursement for proxy solicitation expenses:
(i) identity of the persons who will pay the expenses; (ii) estimated total cost of solicitation; (iii) total expenditures to date; (iv) fees to be paid to proxy solicitation firms; and (v) when applicable, terms of a proxy contest settlement.

     3. Ability to Alter the Size of the Board by Shareholders. PIMCO may
consider whether the proposal seeks to fix the size of the board and/or require shareholder approval to alter the size of the board.

                                       6

     4. Ability to Remove Directors by Shareholders. PIMCO may consider whether the proposal allows shareholders to remove directors with or without cause and/or allow shareholders to elect directors and fill board vacancies.

     5. Cumulative Voting. PIMCO may consider the following factors when voting on cumulative voting proposals: (i) the ability of significant stockholders to elect a director of their choosing; (ii) the ability of minority shareholders to concentrate their support in favor of a director(s) of their choosing; and (iii)
any potential limitation placed on the director's ability to work for all shareholders.

     6. Supermajority Shareholder Requirements. PIMCO may consider all relevant factors, including but not limited to limiting the ability of shareholders to effect change when voting on supermajority requirements to approve an issuer's charter or bylaws, or to approve a merger or other significant business combination that would require a level of voting approval in excess of a simple majority.

     TENDER OFFER DEFENSES

     1. Classified Boards. PIMCO may consider the following factors when voting on classified boards: (i) providing continuity to the issuer; (ii) promoting long-term planning for the issuer; and (iii) guarding against unsolicited takeovers.

     2. Poison Pills. PIMCO may consider the following factors when voting on poison pills: (i) supporting proposals to require a shareholder vote on other shareholder rights plans; (ii) ratifying or redeeming a poison pill in the interest of protecting the value of the issuer; and (iii) other alternatives to prevent a takeover at a price clearly below the true value of the issuer.

     3. Fair Price Provisions. PIMCO may consider the following factors when voting on proposals with respect to fair price provisions: (i) the vote required to approve the proposed acquisition; (ii) the vote required to repeal the fair price provision; (iii) the mechanism for determining fair price; and (iv)
whether these provisions are bundled with other anti-takeover measures (e.g., supermajority voting requirements) that may entrench management and discourage attractive tender offers.

     CAPITAL STRUCTURE

     1. Stock Authorizations. PIMCO may consider the following factors to help distinguish between legitimate proposals to authorize increases in common stock for expansion and other corporate purchases and those proposals designed primarily as an anti-takeover device: (i) the purpose and need for the stock increase; (ii) the percentage increase with respect to the authorization currently in place; (iii) voting rights of the stock; and (iv) overall capitalization structure of the issuer.

     2. Issuance of Preferred Stock. PIMCO may consider the following factors when voting on the issuance of preferred stock: (i) whether the new class of preferred stock has unspecified voting, conversion, dividend distribution, and other rights; (ii) whether the issuer expressly states that the stock will not be used as a takeover defense or carry superior voting rights; (iii) whether the issuer specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable; and (iv) whether the stated purpose is to raise capital or make acquisitions in the normal course of business.

     3. Stock Splits. PIMCO may consider the following factors when voting on stock splits: (i) the percentage increase in the number of shares with respect to the issuer's existing authorized shares; and (ii) the industry that the issuer is in and the issuer's performance in that industry.

     4. Reversed Stock Splits. PIMCO may consider the following factors when voting on reverse stock splits: (i) the percentage increase in the shares with respect to the issuer's existing authorized stock; and (ii) issues related to delisting the issuer's stock.

                                       7

     EXECUTIVE AND DIRECTOR COMPENSATION

     1. Stock Option Plans. PIMCO may consider the following factors when voting on stock option plans: (i) whether the stock option plan expressly permits the repricing of options; (ii) whether the plan could result in earnings dilution of greater than a specified percentage of shares outstanding; (iii) whether the plan has an option exercise price below the market price on the day of the grant; (iv) whether the proposal relates to an amendment to extend the term of options for persons leaving the firm voluntarily or for cause; and (v) whether the stock option plan has certain other embedded features.

     2. Director Compensation. PIMCO may consider the following factors when voting on director compensation: (i) whether director shares are at the same market risk as those of the issuer's shareholders; and (ii) how stock option programs for outside directors compare with the standards of internal stock option programs.

     3. Golden and Tin Parachutes. PIMCO may consider the following factors when voting on golden and/or tin parachutes: (i) whether they will be submitted for shareholder approval; and (ii) the employees covered by the plan and the quality of management.

     STATE OF INCORPORATION

     State Takeover Statutes. PIMCO may consider the following factors when voting on proposals to opt out of a state takeover statute: (i) the power the statute vests with the issuer's board; (ii) the potential of the statute to stifle bids; and (iii) the potential for the statute to empower the board to negotiate a better deal for shareholders.

     MERGERS AND RESTRUCTURINGS

     1. Mergers and Acquisitions. PIMCO may consider the following factors when voting on a merger and/or acquisition: (i) anticipated financial and operating benefits as a result of the merger or acquisition; (ii) offer price; (iii)
prospects of the combined companies; (iv) how the deal was negotiated; and (v)
changes in corporate governance and the potential impact on shareholder rights.
PIMCO may also consider what impact the merger or acquisition may have on groups/organizations other than the issuer's shareholders.

     2. Corporate Restructurings. With respect to a proxy proposal that includes a spin-off, PIMCO may consider the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives. With respect to a proxy proposal that includes an asset sale, PIMCO may consider the impact on the balance sheet or working capital and the value received for the asset. With respect to a proxy proposal that includes a liquidation, PIMCO may consider management's efforts to pursue alternatives, the appraisal value of assets, and the compensation plan for executives managing the liquidation.

     INVESTMENT COMPANY PROXIES

For a client that is invested in an investment company, PIMCO votes each proxy of the investment company on a case-by-case basis and takes all reasonable steps to ensure that proxies are voted consistent with all applicable investment policies of the client and in accordance with any resolutions or other instructions approved by authorized persons of the client.

For a client that is invested in an investment company that is advised by PIMCO or its affiliates, if there is a conflict of interest which may be presented when voting for the client (e.g., a proposal to approve a contract between PIMCO and the investment company), PIMCO will resolve the conflict by doing any one of the following: (i) voting in accordance with the instructions/consent of the client after providing notice of and disclosing the conflict to that client;
(ii) voting the proxy in accordance with the recommendation of an independent third-party service provider; or (iii) delegating the vote to an independent third-party service provider.

                                       8

     1. Election of Directors or Trustees. PIMCO may consider the following factors when voting on the director or trustee nominees of a mutual fund: (i)
board structure, director independence and qualifications, and compensation paid by the fund and the family of funds; (ii) availability and attendance at board and committee meetings; (iii) investments made by the nominees in the fund; and
(iv) the fund's performance.

     2. Converting Closed-end Fund to Open-end Fund. PIMCO may consider the following factors when voting on converting a closed-end fund to an open-end fund: (i) past performance as a closed-end fund; (ii) the market in which the fund invests; (iii) measures taken by the board to address any discount of the fund's shares; (iv) past shareholder activism; (v) board activity; and (vi)
votes on related proposals.

     3. Proxy Contests. PIMCO may consider the following factors related to a proxy contest: (i) past performance of the fund; (ii) the market in which the fund invests; (iii) measures taken by the board to address past shareholder activism; (iv) board activity; and (v) votes on related proposals.

     4. Investment Advisory Agreements. PIMCO may consider the following factors related to approval of an investment advisory agreement: (i) proposed and current fee arrangements/schedules; (ii) fund category/investment objective;
(iii) performance benchmarks; (iv) share price performance as compared with peers; and (v) the magnitude of any fee increase and the reasons for such fee increase.

     5. Policies Established in Accordance with the 1940 Act. PIMCO may consider the following factors: (i) the extent to which the proposed changes fundamentally alter the investment focus of the fund and comply with SEC interpretation; (ii) potential competitiveness; (iii) regulatory developments;
and (iv) current and potential returns and risks.

     6. Changing a Fundamental Restriction to a Non-fundamental Restriction.
PIMCO may consider the following when voting on a proposal to change a fundamental restriction to a non-fundamental restriction: (i) reasons given by the board and management for the change; and (ii) the projected impact of the change on the fund's portfolio.

     7. Distribution Agreements. PIMCO may consider the following when voting on a proposal to approve a distribution agreement: (i) fees charged to comparably sized funds with similar investment objectives; (ii) the distributor's reputation and past performance; and (iii) competitiveness of the fund among other similar funds in the industry.

     8. Names Rule Proposals. PIMCO may consider the following factors when voting on a proposal to change a fund name, consistent with Rule 35d-1 of the
1940 Act: (i) whether the fund invests a minimum of 80% of its assets in the type of investments suggested by the proposed name; (ii) the political and economic changes in the target market; and (iii) current asset composition.

     9. Disposition of Assets/Termination/Liquidation. PIMCO may consider the following when voting on a proposal to dispose of fund assets, terminate, or liquidate the fund: (i) strategies employed to salvage the fund; (ii) the fund's past performance; and (iii) the terms of the liquidation.

     10. Changes to Charter Documents. PIMCO may consider the following when voting on a proposal to change a fund's charter documents: (i) degree of change implied by the proposal; (ii) efficiencies that could result; (iii) state of incorporation; and (iv) regulatory standards and implications.

     11. Changing the Domicile of a Fund. PIMCO may consider the following when voting on a proposal to change the domicile of a fund: (i) regulations of both states; (ii) required fundamental policies of both states; and (iii) the increased flexibility available.

     12. Change in Fund's Subclassification. PIMCO may consider the following when voting on a change in a fund's subclassification from diversified to non-diversified or to permit concentration in an industry: (i)

                                       9

potential competitiveness; (ii) current and potential returns; (iii) risk of concentration; and (iv) consolidation in the target industry.

DISTRESSED AND DEFAULTED SECURITIES

1. Waivers and Consents. PIMCO may consider the following when determining whether to support a waiver or consent to changes in provisions of indentures governing debt securities which are held on behalf of clients: (i) likelihood that the granting of such waiver or consent will potentially increase recovery to clients; (ii) potential for avoiding cross-defaults under other agreements;
and (iii) likelihood that deferral of default will give the obligor an opportunity to improve its business operations.

2. Voting on Chapter 11 Plans of Liquidation or Reorganization. PIMCO may
consider the following when determining whether to vote for or against a Chapter
11 plan in a case pending with respect to an obligor under debt securities which are held on behalf of clients: (i) other alternatives to the proposed plan; (ii)
whether clients are treated appropriately and in accordance with applicable law with respect to their distributions; (iii) whether the vote is likely to increase or decrease recoveries to clients.

MISCELLANEOUS PROVISIONS

     1. Such Other Business. Proxy ballots sometimes contain a proposal granting the board authority to "transact such other business as may properly come before the meeting." PIMCO may consider the following factors when developing a position on proxy ballots that contain a proposal granting the board authority to "transact such other business as may properly come before the meeting": (i)
whether the board is limited in what actions it may legally take within such authority; and (ii) PIMCO's responsibility to consider actions before supporting them.

     2. Equal Access. PIMCO may consider the following factors when voting on equal access: (i) the opportunity for significant company shareholders to evaluate and propose voting recommendations on proxy proposals and director nominees, and to nominate candidates to the board; and (ii) the added complexity and burden of providing shareholders with access to proxy materials.

     3. Charitable Contributions. PIMCO may consider the following factors when voting on charitable contributions: (i) the potential benefits to shareholders;
and (ii) the potential impact on the issuer's resources that could have been used to increase shareholder value.

     4. Special Interest Issues. PIMCO may consider the following factors when voting on special interest issues: (i) the long-term benefit to shareholders of promoting corporate accountability and responsibility on social issues; (ii)
management's responsibility with respect to special interest issues; (iii) any economic costs and restrictions on management; (iv) a client's instruction to vote proxies in a specific manner and/or in a manner different from these
Policies and Procedures; and (v) the responsibility to vote proxies for the greatest long-term shareholder value.

                                       10

PART C. OTHER INFORMATION

ITEM 23. EXHIBITS

          The letter of each exhibit relates to the exhibit designation in Form
          N-1A:

     (a)  (i) Amended and Restated Agreement and Declaration of Trust, dated
          April 10, 2000, previously filed with Post-Effective Amendment No. 2 on February 27, 2001 and incorporated herein by reference.

          (ii) Amendment No. 1 to Amended and Restated Agreement and Declaration
          of Trust, dated November 20, 2003, adding Allianz Dresdner Daily Asset
          Fund as a Series of the Trust, previously filed with Post-Effective
          Amendment No. 7 on December 30, 2003 and incorporated herein by reference.

          (iii) Amendment No. 2 to Amended and Restated Agreement and
          Declaration of Trust, adding FISH: Series R as a Series of the Trust, filed with Post-Effective Amendment No. 12 on April 5, 2004 and incorporate herein by reference.

          (iv) Form of Amendment No. 3 to Amended and Restated Agreement and
          Declaration of Trust, adding FISH: Series H as a series of the Trust, to be filed by amendment.

     (b)  Amended and Restated By-Laws, previously filed with Post-Effective
          Amendment No. 2 on February 27, 2001 and incorporated herein by reference.

     (c)  Article III (Shares) and Article V (Shareholders' Voting Powers and
          Meetings) of the Agreement and Declaration of Trust, previously filed with Post-Effective Amendment No. 2 on February 27, 2001 and incorporated herein by reference.

     (d)  (i) Investment Advisory Agreement between the Trust and PIMCO Advisors
          L.P., dated March 16, 2000, previously filed with Post-Effective
          Amendment No. 2 on February 27, 2001 and incorporated herein by reference.

          (ii) Novation of Investment Advisory Agreement by and among the Trust,
          Allianz Dresdner Asset Management of America L.P. (f/k/a PIMCO
          Advisors L.P.) and PIMCO Funds Advisors LLC (f/k/a PIMCO Funds
          Advisors LLC), dated February 26, 2002, previously filed with
          Post-Effective Amendment No. 4 on February 28, 2003, and incorporated herein by reference.

          (iii) Addendum to Investment Advisory Agreement between the Trust and
          PIMCO Advisors Fund Management LLC to add FISH: Series R, previously filed with Post-Effective Amendment No. 12 on April 5, 2004 and incorporated by reference herein.

          (iv) Form of Addendum to Investment Advisory Agreement between the
          Trust and PIMCO Advisors Fund Management LLC to add FISH: Series H,
          to be filed by amendment.

                                        1

          (v) Portfolio Management Agreement between Allianz Dresdner Asset
          Management of America L.P. (formerly PIMCO Advisors L.P.) and Pacific
          Investment Management Company, dated as of March 15, 2000, previously filed with Post-Effective Amendment No. 2 on February 27, 2001, and
          incorporated herein by reference.

          (vi) Novation of Portfolio Management Agreement by and among Allianz
          Dresdner Asset Management of America L.P. (formerly PIMCO Advisors
          L.P.), PIMCO Funds Advisors LLC and Pacific Investment Management
          Company LLC, dated as of February 26, 2002, previously filed with
          Post-Effective Amendment No. 4 on February 28, 2003, and incorporated herein by reference.

          (vii) Addendum to Portfolio Management Agreement between PIMCO
          Advisors Fund Management and Pacific Investment Management Company to
          add FISH: Series R, previously filed with Post-Effective Amendment No.
          12 on April 5, 2004 and incorporated by reference herein.

          (viii) Form of Addendum to Portfolio Management Agreement between
          PIMCO Advisors Fund Management and Pacific Investment Management
          Company to add FISH: Series H, to be filed by amendment.

          (ix) Form of Investment Advisory Agreement between Dresdner Advisors
          LLC and the Trust relating to the Allianz Dresdner Daily Asset Fund, previously filed with Post-Effective Amendment No. 7 on December 30,
          2003 and incorporated herein by reference.

     (e)  (i) Distribution Contract between the Trust and PIMCO Advisors
          Distributors LLC (formerly known as PIMCO Funds Distributors LLC), dated as of March 15, 2000, previously filed with Post-Effective
          Amendment No 2 on February 27, 2001 and incorporated herein by reference.

          (ii) Supplement to Distribution Contract between the Trust and PIMCO
          Advisors Distributors LLC to add FISH: Series R, previously filed with
          Post-Effective Amendment No. 12 on April 5, 2004 and incorporate by reference herein.

          (iii) Form of Supplement to Distribution Contract between the Trust and PIMCO Advisors Distributors LLC to add FISH: Series H, to be
          filed by amendment.

          (iv) Form of Distribution Contract between the Trust and PIMCO
          Advisors Distributors LLC relating to the Allianz Dresdner Daily Asset
          Fund, previously filed with Post-Effective Amendment No. 7 on December
          30, 2003 and incorporated herein by reference.

     (f)  Not applicable.

                                        2

     (g)  (i) Form of Custody and Investment Accounting Agreement between State
          Street Bank and Trust Company and the Trust, previously filed with
          Post-Effective Amendment No. 12 on April 5, 2004 and incorporate by reference herein.

          (ii) Form of Custody and Investment Accounting Agreement between State
          Street Bank and Trust Company and the Trust relating to the Allianz
          Dresdner Daily Asset Fund, previously filed with Post-Effective
          Amendment No. 10 on February 27, 2004 and incorporated herein by reference.

     (h)  (i) Administration Agreement between the Trust and PIMCO Advisory
          Services, dated March 15, 2000, previously filed with Post-Effective
          Amendment No. 2 on February 27, 2001 and incorporated herein by reference.

          (ii) Administration Agreement between the Trust and PIMCO Advisors
          Fund Management LLC (f/k/a PIMCO Funds Advisors LLC), dated as of
          February 26, 2002, previously filed with Post-Effective Amendment No.
          4 on February 28, 2003, and incorporated herein by reference.

          (iii) Addendum to the Administration Agreement between the Trust and
          PIMCO Advisors Fund Management LLC (f/k/a PIMCO Funds Advisors LLC) to
          add FISH: Series R, previously filed with Post-Effective Amendment No.
          12 and incorporated herein by reference.

          (iv) Form of Addendum to the Administration Agreement between the
          Trust and PIMCO Advisors Fund Management LLC (f/k/a PIMCO Funds
          Advisors LLC) to add FISH: Series H.

          (v) Form of Administration Agreement between PIMCO Advisors Fund
          Management LLC and the Trust relating to the Allianz Dresdner Daily
          Asset Fund, previously filed with Post-Effective Amendment No. 7 on
          December 30, 2003 and incorporated herein by reference.

          (vi) Transfer Agency and Service Agreement between PIMCO Advisors Fund
          Management LLC (f/k/a PIMCO Advisors L.P.) and State Street Bank and
          Trust Company, dated as of September 15, 2000, previously filed with
          Post-Effective Amendment No. 2 on February 27, 2001 and incorporated herein by reference.

          (vii) Form of Transfer Agency and Service Agreement between Boston
          Financial Data Services and the Trust relating to the Allianz Dresdner
          Daily Asset Fund, previously filed with Post-Effective Amendment No.
          11 on March 23, 2004 and incorporated herein by reference.

          (viii) Form of Notification of Obligation to Reimburse Certain Fund
          Expenses in connection with the Allianz Dresdner Daily Asset Fund, previously filed with Post-Effective Amendment No. 7 on December 30,
          2003 and incorporated herein by reference.

                                        3

     (i)  (i) Opinion and Consent of Counsel -- incorporated by reference to
          Pre-Effective Amendment No. 3 to the Registrant's Registration
          Statement, filed with the SEC on March 17, 2000 and incorporated herein by reference.

          (ii) Opinion and Consent of Counsel relating to the Allianz Dresdner
          Daily Asset Fund, previously filed with Post-Effective Amendment No. 7 on December 30, 2003 and incorporated herein by reference.

          (iii) Opinion and Consent of Counsel previously filed with
          Post-Effective Amendment No. 12 on April 5, 2004 and incorporated herein by reference.

     (j)  Consent of Independent Registered Public Accounting Firm, to be filed by amendment.

     (k)  Not applicable.

     (l)  Initial Capital Agreement, dated March 16, 2000, previously filed with
          Post-Effective Amendment No. 2 on February 27, 2001 and incorporated herein by reference.

     (m)  Not applicable.

     (n)  Not applicable.

     (o)  Reserved

     (p)  * (i) Code of Ethics-Fixed Income Shares, previously filed with
          Post-Effective Amendment No. 3 on February 14, 2002 and incorporated herein by reference.

          (ii) Code of Ethics- Pacific Investment Management Company LLC
          previously filed with Post-Effective Amendment No. 98 to the
          Registration Statement of PIMCO Funds (Reg. No. 33-12113) on March 16,
          2005, and incorporated herein by reference.

          (iii) Code of Ethics-Allianz Global Investors Distributors LLC
          (formerly known as PIMCO Advisors Distributors LLC), previously filed with Post-Effective Amendment No. 98 to the Registration Statement of
          PIMCO Funds (Reg. No. 33-12113) on March 16, 2005, and incorporated herein by reference.

          (iv) Code of Ethics-Allianz Global Investors Fund Management LLC
          previously filed with Pre-Effective Amendment no. 2 to the
          Registration Statement of PIMCO Global StocksPLUS & Income Fund (Reg.
          No. 333-123552) on May 24, 2005, and incorporated herein by reference.

                                        4

     (q)  Power of Attorney for Paul Belica and Robert E. Connor previously filed with Post-Effective Amendment No. 2 on February 27, 2001 and incorporated herein by reference.

*    Because the Allianz Dresdner Daily Asset Fund is a money market fund, there are no codes of ethics applicable to it.

ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.

     Not applicable.

ITEM 25. INDEMNIFICATION.

          Reference is made to Article VIII, Section 1, of the Registrant's
Agreement and Declaration of Trust, which is incorporated by reference herein.

          Insofar as indemnification for liabilities arising under the
Securities Act of 1933, as amended (the "Act"), may be permitted to trustees, officers and controlling persons of the Registrant by the Registrant pursuant to the Trust's Agreement and Declaration of Trust, its By-Laws or otherwise, the
Registrant is aware that in the opinion of the Securities and Exchange
Commission, such indemnification is against public policy as expressed in the
Act and, therefore, is unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the
Registrant of expenses incurred or paid by trustees, officers or controlling persons of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustees, officers or controlling persons in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as express in the Act and will e governed by the final adjudication of such issue.

ITEM 26. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER AND FUND MANAGERS.

          See "Management of the Fund" in the Prospectus and "How the Fund is
Managed" in the Statement of Additional Information regarding the business of the investment adviser of the relevant series of the Trust. Set forth below is information as to the business, profession, vocation or employment of a substantial nature of each of the officer and directors of the each investment adviser of the Trust and the subadviser.

The information relating to Allianz Global Investors Fund Management LLC is incorporated by reference to its Form ADV previously filed electronically on the
IARD system.

                                        5

The information relating to Dresdner Advisors LLC is incorporated by reference to its Form ADV previously filed electronically on the IARD system.

The information relating to the sub-adviser, Pacific Investment Management
Company LLC, is incorporated by reference to its Form ADV previously filed electronically on the IARD system.

ITEM 27. PRINCIPAL UNDERWRITERS.

PRINCIPAL UNDERWRITERS.

     (a)  Allianz Global Investors Distributors LLC (the "Distributor") serves as Distributor of shares for the Registrant and also of the PIMCO
          Funds. The Distributor is an affiliate of Allianz Global Investors
          Fund Management LLC and Dresdner Advisors LLC, the investment advisor and administrator, respectively, to the Series of the Registrant.

     (b)

                        POSITIONS AND                            POSITIONS
NAME AND PRINCIPAL      OFFICES WITH PRINCIPAL                   AND OFFICES
BUSINESS ADDRESS+       UNDERWRITER                              WITH REGISTRANT
---------------------   --------------------------------------   ---------------
Erik M. Aarts           Senior Vice President, Fixed Income
                        Portfolio Specialist                     None
Kiley Andresen          Vice President, Senior National
                        Accounts Manager                         None
Arthur J. Awe           Vice President                           None
Lincoln Baca            Senior Vice President                    None
Malcolm F. Bishopp      Managing Director                        None
Michael E. Brannan      Senior Vice President                    None
Deborah P. Brennan      Vice President, Compliance Officer       None
Matthew W. Brown        Senior Vice President                    None
Frederick J. Bruce      Vice President                           None
Martin J. Burke         Senior Vice President, Divisional
                        Sales Manager                            None
Paul C. Cahill          Vice President                           None
Cindy Colombo           Vice President, Retirement Plans         None
Lesley E. Cotten        Vice President, Senior Marketing
                        Writer                                   None
Daniel D. Daly          Vice President, Online Marketing         None
Paul DeNicolo           Vice President                           None
Christine M. Ferguson   Vice President, Manager, Web
                        Production                               None
Jonathan P. Fessel      Senior Vice President                    None
Michael J. Gallagher    Vice President                           None
Joseph F. Gengo         Vice President                           None
Ronald H. Gray          Senior Vice President                    None
Daniel F. Hally         Vice President                           None
JoAnn Ham               Senior Vice President                    None
Ned E. Hammond Jr.      Senior Vice President                    None
John Harrington         Vice President                           None
Derek B. Hayes          Senior Vice President, Operations        None
Timothy J. Higgins      Vice President, National Account
                        Manager                                  None
Christoph Hoffman       Senior Vice President, Chief Operating
                        Officer, Global Retail Division          None
Kristina S. Hooper      Senior Vice President, Portfolio
                        Specialist - Equities                    None
Christopher J. Horan    Vice President                           None

                                        6

Steve W. Howell         Vice President, Mutual Fund Operations   None
John B. Hussey          Vice President                           None
Brian Jacobs            Managing Director, National Sales        None
Teresa L. Jettelson     Vice President, Sales Desk Manager       None
Stephen R. Jobe         Senior Vice President, Marketing         None
Dustin P. Kanode        Vice President                           None
Michael J. Knauss       Vice President                           None
Andrew G. Laing         Vice President                           None
Stephen R. Laut         Senior Vice President                    None
William E. Lynch        Senior Vice President, Divisional
                        Sales Manager                            None
Stephen A. Maginn       Managing Director, Head of U.S. Sales
                        and Executive Vice President, Sales      None
Andrew J. Maloney       Vice President                           None
John Maney              Chief Financial Officer and Treasurer    None
Ann H. McAdams          Vice President                           None
Joseph McMenamin        Senior Vice President                    None
Wayne F. Meyer          Senior Vice President                    None
Andrew Jay Meyers       Managing Director, U.S. Retail Chief
                        Operating Officer                        None
Rosalie L. Milburn      Senior Vice President                    None
E. Blake Moore, Jr.     Managing Director and Chief Executive
                        Officer                                  None
Flora N. Moyer          Senior Vice President                    None
Kerry A. Murphy         Vice President, National Accounts
                        Manager                                  None
George E. Murphy        Vice President                           None
Phillip J. Neugebauer   Managing Director and Senior Vice
                        President, Public Relations              None
Vinh T. Nguyen          Senior Vice President, Controller        None
Kelly Orr               Vice President                           None
Gregory S. Parker       Vice President                           None
Joffrey H. Pearlman     Senior Vice President                    None
Glynne P. Pisapia       Senior Vice President                    None
Frank C. Poli           Executive Vice President, Compliance
                        Officer                                  None
Tiffani A. Potesta      Vice President                           None
Jennifer L. Quigley     Vice President                           None
Andrew Revell           Vice President                           None
Robert J. Rokose        Executive Vice President, Finance        None
James Scott Rose        Vice President                           None
Jay S. Rosoff           Senior Vice President, Divisional
                        Sales Manager                            None
Stephen M. Rudman       Senior Vice President, Divisional
                        Sales Manager                            None
Anne Marie Russo        Vice President, Human Resources          None
Shahid S. Saigol        Vice President                           None
James M. Sarnbrook      Vice President, Information Systems      None
Newton B. Schott Jr.    Managing Director, General Counsel,
                        Executive Vice President,
                        Chief Administrative Officer,
                        Secretary                                None
Eugene M. Smith Jr.     Senior Vice President, Design Director   None
Cathy Smith             Senior Vice President, Communications
                        Director                                 None
Robert M. Smith         Senior Vice President                    None
Stewart Smith           Assistant Secretary                      None
Frederick S. Teceno     Vice President                           None
William H. Thomas Jr.   Senior Vice President, Divisional
                        Sales Manager                            None
Kathleen C. Thompson    Vice President, National Account
                        Liaison                                  None
Paul H. Troyer          Senior Vice President                    None
James Ward              Director of Human Resources              None
Nicholas K. Willett     Senior Vice President, Divisional
                        Sales Manager                            None
Glen A. Zimmerman       Vice President, Senior Marketing
                        Manager                                  None

                                        7

+    Except as noted, the principal business address for all individuals listed is 2187 Atlantic Street, Stamford, CT 06902.

     c.   The Registrant has no principal underwriter that is not an affiliated person of the Registrant or an affiliated person of such an affiliated person.

ITEM 28. LOCATION OF ACCOUNTS AND RECORDS.

          The account books and other documents required to be maintained by the
Registrant pursuant to Section 31(a) of the Investment Company Act of 1940 and
the Rules thereunder will be maintained at the offices of State Street Bank and
Trust Company, 801 Pennsylvania Avenue, Kansas City, Missouri 64105.

ITEM 29. MANAGEMENT SERVICES.

Not applicable.

ITEM 30. UNDERTAKINGS.

Not applicable.

                                        8

                                     NOTICE

          A copy of the Agreement and Declaration of Trust of Fixed Income
SHares (the "Trust"), together with all amendments thereto, is on file with the
Secretary of The Commonwealth of Massachusetts and notice is hereby given that this instrument is executed on behalf of the Trust by an officer of the Trust as an officer and not individually and that the obligations of or arising out of this instrument are not binding upon any of the Trustees of the Trust or shareholders of any series of the Trust individually but are binding only upon the assets and property of the Trust or the respective series.

                                        9

                                   SIGNATURES

          Pursuant to the requirements of the Securities Act of 1933 and the
Investment Company Act of 1940, the Registrant has duly caused this
Post-Effective Amendment No. 16 (the "Amendment") to be signed on its behalf by the undersigned, duly authorized, in the City of New York, and State of New York on the 21st day of December, 2006.

                                       FIXED INCOME SHARES

                                       By: /s/ Brian S. Shlissel
                                           ------------------------------------
                                           Brian S. Shlissel
                                           President and Chief Executive Officer

          Pursuant to the requirements of the Securities Act of 1933, this
Amendment has been signed below by the following persons in the capacities and on the dates indicated.

    NAME AND SIGNATURE                 CAPACITY                    DATE
-------------------------   --------------------------------   -----------------

                            President and Chief Executive
/s/ Brian S. Shlissel       Officer (principal executive       December 21, 2006
--------------------------  officer)
Brian S. Shlissel

                            Treasurer (principal financial
/s/ Lawrence G. Altadonna*  officer and principal accounting   December 21, 2006
--------------------------  officer)
Lawrence G. Altadonna

/s/ Paul Belica*
--------------------------
Paul Belica                 Trustee                            December 21, 2006

/s/ Robert E. Connor*
--------------------------
Robert E. Connor            Trustee                            December 21, 2006

/s/ John J. Dalessandro*
--------------------------
John J. Dalessandro II      Trustee                            December 21, 2006

/s/ Hans W. Kertess*
--------------------------
Hans W. Kertess             Trustee                            December 21, 2006

/s/ R. Peter Sullivan III*
--------------------------
R. Peter Sullivan III       Trustee                            December 21, 2006

/s/ John C. Maney*
--------------------------
John C. Maney               Trustee                            December 21, 2006

                                 *By: /s/ Brian S. Shlissel
                                      ------------------------------------
                                 Brian S. Shlissel, Attorney-in-Fact by Power of
                                 Attorney previously filed
                                 Date: December 21, 2006

                                       10